UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 21598)

Exact name of registrant as specified in charter: Putnam RetirementReady Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2008

Date of reporting period: August 1, 2007— July 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

# Putnam RetirementReady® Funds

## 7|31|08

*Annual Report*

PUTNAM
INVESTMENTS

PUTNAM RETIREMENT READY FUNDS
invest in a mix of Putnam funds to help weather
changing market environments.

What makes
Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
RetirementReady®
Funds

7 | 31 | 08
Annual Report

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s Portfolio Leader	5
Underlying investments	7
Performance in depth.	9
Expenses	19
Your fund’s management.	22
Terms and definitions	23
Trustee approval of management contract	24
Other information for shareholders.	28
Financial statements	29
Federal tax information	80
Brokerage commissions.	80
About the Trustees	81
Officers	84

Message from the Trustees

Dear Fellow Shareholder:

The past 12 months have presented the economy with a growing set of challenges, and financial markets have responded with losses across a wide range of sectors globally. It is always unsettling to see the markets and one’s invest ment returns declining. Times like these are a reminder of why it is important to keep a long-term perspective, to ensure that your portfolio is well diversified, and to seek the counsel of your financial representative.

At Putnam, we continually strive to offer the best investment returns, innovative products, and award-winning service to our shareholders. In keeping with this tradition, we are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company.

Mr. Reynolds brings to Putnam substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. We look forward to working with Bob as we continue our goal to position Putnam to exceed our shareholders’ expectations.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund
Offering one-step diversification that adjusts automatically over time

Unpredictable markets and the demands of a busy life can make it a challenge to monitor your retirement investments. Using a mix of investments can help you reduce risk and increase your exposure to opportunities in different markets — but it adds to the challenge of keeping your portfolio on track. Putnam RetirementReady Funds provide a one-step approach to investment diversification that gradually shifts toward a more income-oriented strategy to keep your risk exposure appropriate to your investment time horizon.

Each RetirementReady Fund invests in a combination of Putnam mutual funds to provide you with exposure to a variety of asset classes and investment styles. RetirementReady Funds also have different target dates, indicating when investors expect to retire or otherwise begin withdrawing assets. Each fund’s asset allocation generally changes annually to become more focused on income generation over time. The funds focus more heavily on aggressive, higher-risk investments when their target dates are far off, and emphasize more conservative, lower-risk investments when their target dates are near. Putnam RetirementReady Maturity Fund will change its target allocations until 2010. Thereafter, it will have a constant allocation focused primarily on bonds and money market instruments. The fund is designed for investors who are already retired or who expect to use the invested assets in the near future.

While diversification can help protect your returns from excessive volatility, it cannot protect against market losses. However, by choosing a RetirementReady Fund based on the year you plan to start withdrawing assets — typically in retirement — you can get the advantages of diversification and pursue maximum returns while seeking to maintain a level of risk you are comfortable with — all in one convenient investment.

The underlying Putnam funds can invest in international investments, which involve risks such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The underlying Putnam funds can invest some or all of their assets in small and/or midsize companies and such investments increase the risk of fluctuations in the value of your investment. The underlying Putnam funds can also have a significant portion of their holdings in bonds. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds have more exposure to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Unlike bonds, bond funds have ongoing fees and expenses. These risks apply to any underlying Putnam fund with a significant portion of its assets invested in bonds. Please see the prospectus for additional information about investment strategies and related risks of the underlying funds.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although Putnam Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance snapshot

Average annual total return (%) comparison as of 7/31/08

Fund returns for class A shares before sales charges

	2050 Fund	2045 Fund	2040 Fund	2035 Fund

	NAV	NAV	NAV	NAV

Life of fund*	4.70%	5.26%	5.18%	4.97%

3 years	2.22	2.52	2.46	2.39

1 year	–14.25	–13.88	–13.48	–12.79

	2030 Fund	2025 Fund	2020 Fund	2015 Fund

	NAV	NAV	NAV	NAV

Life of fund*	4.83%	4.72%	4.17%	3.82%

3 years	2.41	2.47	2.14	2.19

1 year	–12.03	–11.07	–9.55	–6.78

	2010 Fund	Maturity Fund

				Lehman Aggregate
	NAV	NAV	S&P 500 Index	Bond Index

Life of fund*	3.03%	2.59%	5.08%	3.94%

3 years	1.95	1.87	2.85	4.37

1 year	–4.40	–3.37	–11.09	6.15

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the chart do not reflect a sales charge. See pages 5 and 9–18 for additional performance information. For a portion of the periods, these funds may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* With the exception of the 2050 Fund (inception: 5/2/05), the inception date of all share classes of the RetirementReady Funds is 11/1/04.

“We view the funds as lifelong investments
that help people accumulate assets while they
are working and then protect those assets
during retirement.”

Jeffrey Knight, Portfolio Leader, Putnam RetirementReady Funds

Jeff, financial markets have been turbulent over the past year. Can you put the year in perspective for shareholders?

Yes. There is no question that we have seen a downturn in both the financial markets and the economy in the past year. Even at the beginning of the fund’s fiscal year in August 2007, the problems that had begun with subprime mortgages in the bond market were spreading to the stock market. The financials sector was hit hard as banks and brokerages reported losses on their investments in mortgage-backed securities, but stocks in general, both in the United States and internationally, have fallen to lower levels. The credit crunch has been compounded by a steep rise in commodity prices, particularly for food and energy, which has caused economic growth in many regions of the world to stall.

Fortunately, bond markets have offered some refuge. For most of the period, bonds with high credit quality have generated positive returns. While concerns about inflation have caused temporary setbacks, the disappointing results in fixed-income markets have been limited to specific areas, including some mortgage-backed and Nhigh-yield securities. International bonds have struggled as the U.S. dollar began to rally late in the fiscal year.

To sum up, it has been a difficult year for investors who have a majority of their assets in stocks. We are not out of the woods because housing prices continue to decline and the economy is flirting with recession. On a positive note, actions by the Federal Reserve and the Treasury Department to shore up the financials sector, particularly the large mortgage companies Fannie Mae and Freddie Mac, have been helpful. It’s a situation where we need to have a heightened awareness of risks as we research opportunities.

How has built-in diversification served Putnam RetirementReady Funds?

We view the funds as lifelong investment vehicles that help investors accumulate assets while they are working and then protect those assets during retirement. Each fund has allocations to stock funds, bond funds, and money market funds because the ups and downs of stock market cycles can undercut long-term growth. When stocks underperform, bonds and cash often lend some stability and keep the funds on track toward investors’

Broad market index and fund performance

This comparison shows the performance of broad market indexes for the 12 months ended 7/31/08. See the previous page and pages 9–18 for additional fund performance information. Index descriptions can be found on page 23.

goals. Also, we make sure that the mix of investments is more conservative for those investors who are in or near retirement in order to further protect their savings. We regard our approach as prudent, with a generous allocation to bond funds at each time frame, unlike others in the industry that have increased allocations to stocks.

I also want to mention that early in this fiscal year we took steps to enhance diversification by adding more underlying funds to the mix, while keeping the stock, bond, and cash weightings of each fund the same. For example, we added funds to target mid-cap growth stocks and mid-cap value stocks, and added income funds to gain exposure to a wider range of corporate and mortgage-backed bonds. We also added funds that target growth and value style stocks in international markets. This change allows us to capture the wider range of investment opportunities that we see in markets today.

Did the increased diversification help fund performance?

Yes, it has, though the initial benefits were uneven. For example, we increased exposure to mid-cap stocks, which have performed better than stocks of large companies. On the other hand, funds with positions in some mortgage-backed securities and international bonds have not helped performance, because they have lagged high-quality U.S. bonds.

The inclusion of a greater number — and wider variety —of funds has allowed us to pursue opportunities created by recent financial market turmoil in a more comprehensive way. Today, we can find assets that we believe to be undervalued across all areas of the capital markets. The increased diversification of these funds has allowed us to position assets for a recovery in these investments, particularly within fixed-income holdings.

What is your outlook for financial markets in the coming year?

We remain in a bear market whose duration is, of course, uncertain. Weak economic growth and higher inflation create a difficult environment for stocks in the United States and internationally. High energy prices may cause a consumer recession that could hurt the retail, manufacturing, food, and transportation industries, in particular. It will be difficult for the economy to recover while the credit crunch continues. Volatility may persist, emphasizing the importance of diversification once again. We expect that bonds will continue to perform better than stocks. During the summer, we saw some easing in food and energy prices, and as these declines work through the economy, bonds sensitive to inflation may perform better.

In addition to the benefits of diversification, we think it’s important to remember that bear markets come to an end. Now is a good time to accumulate assets. Stock market averages have remained roughly unchanged in real terms over the past decade, but profits are much higher than they were, making stocks more attractive. For those investing with a steady plan for retirement, the stock market today offers a chance to invest money for long-term capital appreciation.

Jeff, thanks for talking with us today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

I N  T H E  N E W S

In early September, the U.S. government announced plans to take over the Federal National Mortgage Association (Fannie Mae) and the Federal Home Mortgage Corporation (Freddie Mac), the companies that play key roles in the U.S. home mortgage market. Created by Congress as “government-sponsored enterprises,” Fannie Mae and Freddie Mac are publicly traded companies with a mandate to foster a liquid mortgage market by acting as reliable purchasers of mortgage loans, which they repackage and sell as mortgage-backed securities. Under the plan, the U.S. Treasury will buy $1 billion of preferred shares in each company and place both companies under the control of the Federal Housing Finance Authority. The government also has pledged to provide up to $200 billion to the companies as they cope with heavy losses resulting from rising home mortgage defaults and falling real estate prices.

Composition of the funds’
underlying investments

Each Putnam RetirementReady Fund invests, to varying degrees, in a variety of Putnam mutual funds. Effective September 2007, the assets of the funds are allocated among 15 Putnam funds. This section describes the goals and strategies of the underlying Putnam funds.

Putnam Voyager Fund

The fund seeks capital appreciation by investing primarily in growth stocks of midsize and large U.S. companies. Growth stocks are issued by companies that Putnam believes are fast-growing and whose earnings Putnam believes are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. Although the fund invests mainly in midsize and large companies, it can invest in companies of any size.

The Putnam Fund for Growth and Income

The fund seeks capital growth and current income by investing primarily in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are stocks that Putnam believes are currently undervalued by the market. The fund’s management team looks for companies undergoing positive change. If the team is correct and other investors recognize the value of the company, the price of the stock may rise.

Putnam Equity Income Fund

The fund seeks to invest in undervalued stocks of mid-and large-cap companies that are poised to experience positive change that may improve financial performance. The fund targets stocks of mature companies that pay above-average dividend yields.

Putnam Investors Fund

The fund seeks long-term growth of capital and any increased income that results from this growth by investing primarily in large-cap stocks of well-established U.S. companies. The fund targets companies whose business worth is believed to be more than their current stock prices indicate, whether the stock is considered growth or value.

Putnam Vista Fund

The fund seeks capital appreciation by investing mainly in midsize companies across a wide range of industry sectors. The fund targets relatively well-established companies that may have higher growth rates than larger, mature companies, but offer a greater degree of stability than smaller, less mature companies.

Putnam Mid Cap Value Fund

The fund seeks capital appreciation by employing a strategy of identifying undervalued, high-quality companies among the market’s mid-capitalization offerings. The fund targets smaller companies that have recently grown to midsize and larger companies in industries that have recently fallen out of favor.

Putnam Capital Opportunities Fund

The fund seeks long-term growth of capital by investing primarily in common stocks of small and midsize U.S. companies that Putnam believes have favorable investment potential. For example, the fund may purchase stocks of companies whose stock price is lower than the value Putnam places on the company. The fund may also consider other factors that Putnam believes will cause the stock price to rise.

Putnam International Equity Fund

The fund seeks capital appreciation by investing primarily in common stocks of companies outside the United States that Putnam believes have favorable investment potential. For example, the fund may purchase stocks of companies whose stock price is lower than the value Putnam places on the company. The fund may also consider other factors that Putnam believes will cause the stock price to rise. The fund invests mainly in midsize and large companies, although it can invest in companies of any size. Although the fund emphasizes investments in developed countries, it may also invest in companies located in emerging markets.

Putnam International New Opportunities Fund

The fund invests mainly in companies outside the United States that Putnam believes are experiencing rapid earnings, sales, or business unit growth, and have the potential for positive earnings surprises. The fund primarily targets large and midsize growth companies with superior competitive positions within their industries.

Putnam International Growth and Income Fund

The fund invests primarily in stocks of mid- and large-cap foreign companies that the management team believes are undervalued. It seeks capital growth, with current income as a secondary objective.

Putnam Income Fund

The fund seeks high current income consistent with what Putnam believes to be prudent risk. The fund invests mainly in bonds that are obligations of companies and governments worldwide denominated in U.S. dollars, are either investment grade or below investment grade (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer).

Putnam Diversified Income Trust

The fund seeks high current income consistent with preservation of capital by investing in investment-grade, high-yield, and non-U.S. fixed-income securities. Fund holdings and sector classifications reflect the diversification of the fixed-income market.

Putnam High Yield Advantage Fund

The fund seeks high current income and, as a secondary objective, capital growth, by investing in a diversified portfolio of high-yield bonds that includes a broad range of industries and issuers.

Putnam Income Strategies Fund

The fund seeks current income consistent with what Putnam Management considers to be prudent risk, with capital appreciation as a secondary objective, by investing in a diversified portfolio of investment-grade and below-investment-grade bonds, equities, and other investments selected for yield and moderate risk levels.

Putnam Money Market Fund

The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests mainly in instruments that are high quality and have short-term maturity.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Allocations by fund as of 7/31/08

Percentages based on market value. Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%.

									Putnam	Putnam
		The							Inter-	Inter-
		Putnam					Putnam	Putnam	national	national		Putnam
		Fund for	Putnam			Putnam	Capital	Inter-	New	Growth		Diver-	Putnam	Putnam	Putnam
	Putnam	Growth	Equity	Putnam	Putnam	Mid Cap	Opport-	national	Opport-	and	Putnam	sified	High Yield	Income	Money
RetirementReady	Voyager	and	Income	Investors	Vista	Value	unities	Equity	unities	Income	Income	Income	Advantage	Strategies	Market
Fund	Fund	Income	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Trust	Fund	Fund	Fund

2050 Fund	15.5%	7.8%	7.9%	15.3%	3.6%	3.7%	11.6%	9.9%	9.8%	9.9%	2.0%	0.0%	2.0%	0.0%	1.0%

2045 Fund	15.2%	7.8%	7.8%	15.1%	3.4%	3.5%	11.2%	9.9%	9.7%	9.8%	2.3%	0.9%	2.0%	0.0%	1.5%

2040 Fund	14.8%	7.4%	7.5%	14.7%	3.3%	3.3%	10.5%	9.1%	9.1%	9.1%	3.5%	2.9%	2.3%	0.0%	2.5%

2035 Fund	14.3%	7.1%	7.3%	14.2%	3.2%	3.2%	9.9%	8.2%	8.4%	8.5%	4.7%	4.6%	3.4%	0.0%	3.0%

2030 Fund	13.3%	6.8%	6.8%	13.2%	2.9%	2.9%	8.7%	8.2%	7.8%	7.9%	6.3%	6.6%	4.5%	0.0%	3.8%

2025 Fund	12.9%	6.4%	6.6%	12.8%	2.6%	2.6%	8.1%	6.7%	6.8%	6.8%	8.7%	8.5%	5.0%	0.0%	5.7%

2020 Fund	11.7%	5.8%	6.0%	11.6%	2.4%	2.4%	7.7%	4.0%	4.5%	4.5%	11.4%	11.1%	5.0%	3.5%	8.2%

2015 Fund	8.4%	4.5%	4.3%	8.4%	1.2%	1.2%	6.8%	2.9%	1.5%	1.5%	12.5%	16.1%	5.0%	13.9%	12.0%

2010 Fund	5.4%	1.9%	3.0%	5.3%	0.0%	0.0%	5.2%	2.1%	0.0%	0.0%	10.5%	20.5%	4.9%	24.1%	17.2%

Maturity Fund	3.4%	0.0%	7.0%	3.4%	0.0%	0.0%	3.2%	0.0%	0.0%	0.0%	4.8%	17.7%	5.0%	35.4%	20.2%

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/08

		Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(11/1/04)
		NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

2050 Fund*	Life of fund	16.14%	9.46%	13.31%	10.48%	13.34%	13.34%	14.18%	10.20%	15.14%	17.06%
	Annual average	4.70	2.82	3.91	3.11	3.92	3.92	4.16	3.03	4.43	4.96

	3 year	6.82	0.67	4.43	1.83	4.47	4.47	5.18	1.50	5.98	7.63
	Annual average	2.22	0.22	1.46	0.61	1.47	1.47	1.70	0.50	1.95	2.48

	1 year	–14.25	–19.18	–14.91	–18.64	–14.90	–15.64	–14.69	–17.68	–14.47	–14.04

2045 Fund†	Life of fund	21.23	14.24	17.85	15.49	17.86	17.86	19.01	14.84	20.17	22.37
	Annual average	5.26	3.61	4.47	3.91	4.47	4.47	4.74	3.75	5.01	5.52

	3 year	7.74	1.55	5.36	3.23	5.33	5.33	6.17	2.46	6.99	8.55
	Annual average	2.52	0.51	1.76	1.07	1.75	1.75	2.02	0.81	2.28	2.77

	1 year	–13.88	–18.82	–14.52	–17.71	–14.52	–15.16	–14.29	–17.28	–14.08	–13.66

2040 Fund†	Life of fund	20.87	13.93	17.53	15.11	17.58	17.58	18.64	14.49	19.82	22.01
	Annual average	5.18	3.53	4.39	3.82	4.41	4.41	4.66	3.67	4.93	5.44

	3 year	7.56	1.38	5.18	2.99	5.21	5.21	5.97	2.26	6.80	8.38
	Annual average	2.46	0.46	1.70	0.99	1.71	1.71	1.95	0.75	2.22	2.72

	1 year	–13.48	–18.45	–14.12	–17.44	–14.11	–14.77	–13.90	–16.92	–13.68	–13.26

2035 Fund	Life of fund	19.96	13.06	16.64	14.27	16.71	16.71	17.75	13.63	18.74	21.08
	Annual average	4.97	3.32	4.18	3.62	4.20	4.20	4.45	3.46	4.68	5.23

	3 year	7.33	1.17	4.95	2.80	5.00	5.00	5.75	2.04	6.42	8.14
	Annual average	2.39	0.39	1.62	0.92	1.64	1.64	1.88	0.68	2.10	2.64

	1 year	–12.79	–17.81	–13.46	–16.80	–13.45	–14.12	–13.23	–16.27	–13.01	–12.61

2030 Fund	Life of fund	19.38	12.51	16.05	13.66	16.03	16.03	17.13	13.03	18.22	20.44
	Annual average	4.83	3.19	4.04	3.47	4.04	4.04	4.30	3.32	4.56	5.08

	3 year	7.40	1.23	4.99	2.82	4.98	4.98	5.77	2.06	6.55	8.18
	Annual average	2.41	0.41	1.64	0.93	1.63	1.63	1.89	0.68	2.14	2.66

	1 year	–12.03	–17.08	–12.70	–16.08	–12.72	–13.39	–12.49	–15.56	–12.28	–11.84

2025 Fund	Life of fund	18.89	12.07	15.61	13.24	15.60	15.60	16.68	12.60	17.79	20.02
	Annual average	4.72	3.08	3.94	3.37	3.94	3.94	4.19	3.21	4.46	4.98

	3 year	7.58	1.38	5.19	3.02	5.20	5.20	5.95	2.25	6.78	8.39
	Annual average	2.47	0.46	1.70	1.00	1.70	1.70	1.95	0.74	2.21	2.72

	1 year	–11.07	–16.18	–11.74	–15.16	–11.74	–12.43	–11.53	–14.62	–11.30	–10.85

2020 Fund	Life of fund	16.59	9.89	13.33	10.86	13.34	13.34	14.41	10.40	15.59	17.68
	Annual average	4.17	2.54	3.39	2.78	3.39	3.39	3.65	2.67	3.93	4.43

	3 year	6.57	0.43	4.18	1.90	4.18	4.18	4.97	1.30	5.80	7.37
	Annual average	2.14	0.14	1.37	0.63	1.37	1.37	1.63	0.43	1.90	2.40

	1 year	–9.55	–14.75	–10.26	–13.92	–10.24	–10.98	–10.03	–13.18	–9.78	–9.33

2015 Fund	Life of fund	15.12	8.51	11.96	9.40	11.97	11.97	13.04	9.08	14.16	16.22
	Annual average	3.82	2.20	3.05	2.42	3.06	3.06	3.32	2.34	3.59	4.08

	3 year	6.70	0.57	4.35	1.95	4.33	4.33	5.14	1.45	5.96	7.52
	Annual average	2.19	0.19	1.43	0.65	1.42	1.42	1.68	0.48	1.95	2.45

	1 year	–6.78	–12.14	–7.48	–11.48	–7.47	–8.27	–7.24	–10.48	–7.02	–6.54

Fund performance Total return for periods ended 7/31/08 cont.

		Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(11/1/04)
		NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

2010 Fund	Life of fund	11.86%	5.44%	8.77%	6.09%	8.77%	8.77%	9.81%	5.97%	10.89%	12.91%
	Annual average	3.03	1.42	2.26	1.59	2.26	2.26	2.52	1.56	2.79	3.29

	3 year	5.98	–0.11	3.62	1.06	3.61	3.61	4.39	0.75	5.20	6.75
	Annual average	1.95	–0.04	1.19	0.35	1.19	1.19	1.44	0.25	1.70	2.20

	1 year	–4.40	–9.90	–5.11	–9.43	–5.11	–5.97	–4.87	–8.20	–4.63	–4.16

Maturity	Life of fund	10.09	3.75	7.00	4.29	7.11	7.11	8.04	4.26	9.08	11.11
Fund	Annual average	2.59	0.99	1.82	1.12	1.85	1.85	2.08	1.12	2.34	2.85

	3 year	5.70	–0.38	3.33	0.68	3.39	3.39	4.13	0.46	4.90	6.50
	Annual average	1.87	–0.13	1.10	0.23	1.12	1.12	1.36	0.15	1.61	2.12

	1 year	–3.37	–8.94	–4.12	–8.56	–4.06	–4.95	–3.87	–7.24	–3.62	–3.12

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, these funds limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

* The inception date of Putnam RetirementReady 2050 Fund is 5/2/05 for all share classes.

† Because no class R shares of the fund were outstanding on 12/20/05 and 12/21/05, class R performance for the period from 12/19/05 to 12/21/05 is based on class A performance, adjusted for the applicable sales charge and the higher operating expenses for class R shares.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 5/2/05 to 7/31/08

Putnam RetirementReady 2050 Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,048 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $11,334 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,020 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,514 and $11,706, respectively. See first page of performance section for performance calculation method.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 11/1/04 to 7/31/08

Putnam RetirementReady 2045 Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,549 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $11,786 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,484 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $12,017 and $12,237, respectively. See first page of performance section for performance calculation method.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 11/1/04 to 7/31/08

Putnam RetirementReady 2040 Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,511 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $11,758 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,449 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,982 and $12,201, respectively. See first page of performance section for performance calculation method.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 11/1/04 to 7/31/08

Putnam RetirementReady 2035 Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,427 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $11,671 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,363 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,874 and $12,108, respectively. See first page of performance section for performance calculation method.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 11/1/04 to 7/31/08

Putnam RetirementReady 2030 Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,366 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $11,603 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,303 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,822 and $12,044, respectively. See first page of performance section for performance calculation method.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 11/1/04 to 7/31/08

Putnam RetirementReady 2025 Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,324 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $11,560 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,260 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,779 and $12,002, respectively. See first page of performance section for performance calculation method.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 11/1/04 to 7/31/08

Putnam RetirementReady 2020 Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,086 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $11,334 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,040 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,559 and $11,768 respectively. See first page of performance section for performance calculation method.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 11/1/04 to 7/31/08

Putnam RetirementReady 2015 Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,940 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $11,197 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $10,908 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,416 and $11,622, respectively. See first page of performance section for performance calculation method.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 11/1/04 to 7/31/08

Putnam RetirementReady 2010 Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,609 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $10,877 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,020 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,089 and $11,291, respectively. See first page of performance section for performance calculation method.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 11/1/04 to 7/31/08

Putnam RetirementReady Maturity Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,429 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $10,711 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $10,426 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,908 and $11,111, respectively. See first page of performance section for performance calculation method.

Comparative index returns For periods ended 7/31/08

		Lehman Aggregate
	S&P 500 Index	Bond Index

Life of fund*	20.43%	15.64%
Annual average	5.08	3.94

3 year	8.81	13.71
Annual average	2.85	4.37

1 year	–11.09	6.15

Index results should be compared to fund performance at net asset value.

* Life-of-fund period begins at 11/1/04, the inception date of all the Putnam RetirementReady Funds with the exception of the 2050 Fund (inception: 5/2/05)

Fund price and distribution information For the 12-month period ended 7/31/08

2050 Fund	Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

	Number	1		1	1	1		1	1

	Income	$1.5257		$1.0747	$1.3677	$1.3417		$1.4977	$1.6857

	Capital gains — Long-term	1.9750		1.9750	1.9750	1.9750		1.9750	1.9750

	Capital gains — Short-term	4.6263		4.6263	4.6263	4.6263		4.6263	4.6263

	Total	$8.1270		$7.6760	$7.9690	$7.9430		$8.0990	$8.2870

	Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

	7/31/07	$63.60	$67.48*	$63.12	$63.43	$63.41	$65.71*	$63.42	$63.84

	7/31/08	47.53	50.43	47.12	47.14	47.27	48.98	47.27	47.72

2045 Fund	Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

	Number	1		1	1	1		1	1

	Income	$2.7902		$2.3832	$2.4002	$1.0442		$2.7772	$3.0242

	Capital gains — Long-term	12.6560		12.6560	12.6560	12.6560		12.6560	12.6560

	Capital gains — Short-term	4.1018		4.1018	4.1018	4.1018		4.1018	4.1018

	Total	$19.5480		$19.1410	$19.1580	$17.8020		$19.5350	$19.7820

	Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

	7/31/07	$79.24	$84.07*	$76.34	$76.85	$77.20	$80.00*	$80.59	$87.06

	7/31/08	51.35	54.48	48.79	49.21	50.83	52.67	52.38	58.05

Fund price and distribution information For the 12-month period ended 7/31/08 cont.

2040 Fund	Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

	Number	1		1	1	1		1	1

	Income	$2.7938		$2.2478	$2.5788	$2.2908		$2.8138	$3.0098

	Capital gains — Long-term	12.2760		12.2760	12.2760	12.2760		12.2760	12.2760

	Capital gains — Short-term	2.4922		2.4922	2.4922	2.4922		2.4922	2.4922

	Total	$17.5620		$17.0160	$17.3470	$17.0590		$17.5820	$17.7780

	Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

	7/31/07	$78.37	$83.15*	$75.43	$75.69	$75.81	$78.56*	$79.90	$85.80

	7/31/08	52.56	55.77	50.07	50.01	50.50	52.33	53.72	58.96

2035 Fund	Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

	Number	1		1	1	1		1	1

	Income	$2.8134		$2.3774	$2.4524	$2.4864		$2.7874	$3.0194

	Capital gains — Long-term	12.1000		12.1000	12.1000	12.1000		12.1000	12.1000

	Capital gains — Short-term	1.9266		1.9266	1.9266	1.9266		1.9266	1.9266

	Total	$16.8400		$16.4040	$16.4790	$16.5130		$16.8140	$17.0460

	Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

	7/31/07	$75.48	$80.08*	$72.25	$72.42	$72.84	$75.48*	$74.06	$82.84

	7/31/08	51.10	54.22	48.25	48.34	48.81	50.58	49.75	57.48

2030 Fund	Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

	Number	1		1	1	1		1	1

	Income	$2.8203		$2.3303	$2.4343	$2.4933		$2.8303	$3.0263

	Capital gains — Long-term	12.3470		12.3470	12.3470	12.3470		12.3470	12.3470

	Capital gains — Short-term	1.4307		1.4307	1.4307	1.4307		1.4307	1.4307

	Total	$16.5980		$16.1080	$16.2120	$16.2710		$16.6080	$16.8040

	Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

	7/31/07	$74.13	$78.65*	$71.81	$72.17	$71.92	$74.53*	$72.08	$80.65

	7/31/08	50.59	53.68	48.57	48.78	48.65	50.41	48.63	56.28

2025 Fund	Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

	Number	1		1	1	1		1	1

	Income	$2.9071		$2.4351	$2.4761	$2.5551		$2.8911	$3.1251

	Capital gains — Long-term	12.7660		12.7660	12.7660	12.7660		12.7660	12.7660

	Capital gains — Short-term	1.3249		1.3249	1.3249	1.3249		1.3249	1.3249

	Total	$16.9980		$16.5260	$16.5670	$16.6460		$16.9820	$17.2160

	Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

	7/31/07	$77.02	$81.72*	$73.72	$73.99	$74.22	$76.91*	$74.22	$77.39

	7/31/08	53.39	56.65	50.45	50.65	50.92	52.77	50.77	53.67

2020 Fund	Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

	Number	1		1	1	1		1	1

	Income	$2.6782		$2.2532	$2.3022	$2.4342		$2.6392	$2.8762

	Capital gains — Long-term	9.3080		9.3080	9.3080	9.3080		9.3080	9.3080

	Capital gains — Short-term	0.7978		0.7978	0.7978	0.7978		0.7978	0.7978

	Total	$12.7840		$12.3590	$12.4080	$12.5400		$12.7450	$12.9820

	Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

	7/31/07	$69.20	$73.42*	$67.43	$67.77	$67.79	$70.25*	$67.88	$74.57

	7/31/08	51.07	54.19	49.43	49.70	49.73	51.53	49.77	55.90

Fund price and distribution information For the 12-month period ended 7/31/08 cont.

2015 Fund	Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

	Number	1		1	1	1		1	1

	Income	$2.7851		$2.2881	$2.2161	$2.4971		$2.7631	$2.9741

	Capital gains — Long-term	6.3180		6.3180	6.3180	6.3180		6.3180	6.3180

	Capital gains — Short-term	0.4249		0.4249	0.4249	0.4249		0.4249	0.4249

	Total	$9.5280		$9.0310	$8.9590	$9.2400		$9.5060	$9.7170

	Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

	7/31/07	$67.89	$72.03*	$66.22	$66.35	$66.75	$69.17*	$66.79	$68.18

	7/31/08	54.46	57.78	52.94	53.13	53.39	55.33	53.31	54.71

2010 Fund	Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

	Number	1		1	1	1		1	1

	Income	$2.7279		$2.3249	$2.3779	$2.3889		$2.6409	$2.8879

	Capital gains — Long-term		2.6886	2.6886	2.6886		2.6886	2.6886	2.6886

	Capital gains — Short-term		0.2195	0.2195	0.2195		0.2195	0.2195	0.2195

	Total	$5.6360		$5.2330	$5.2860	$5.2970		$5.5490	$5.7960

	Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

	7/31/07	$59.21	$62.82*	$57.84	$57.67	$57.85	$59.95*	$58.00	$62.15

	7/31/08	51.26	54.39	49.94	49.73	50.02	51.83	50.06	54.06

Maturity Fund	Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

	Number	12		12	12	12		12	12

	Income	$2.3309		$1.8719	$1.8949	$2.0709		$2.2019	$2.4699

	Capital gains — Long-term	2.1580		2.1580	2.1580	2.1580		2.1580	2.1580

	Capital gains — Short-term	0.2871		0.2871	0.2871	0.2871		0.2871	0.2871

	Total	$4.7760		$4.3170	$4.3400	$4.5160		$4.6470	$4.9150

	Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

	7/31/07	$57.13	$60.62*	$57.17	$57.27	$57.27	$59.35*	$57.15	$57.27

	7/31/08	50.60	53.69	50.68	50.78	50.72	52.56	50.61	50.74

* Reflects an increase in sales charges that took effect on 1/2/08.

Fund performance for most recent calendar year Total return for periods ended 6/30/08

		Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(11/1/04)
		NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

2050 Fund*	Life of fund	18.36%	11.55%	15.57%	12.69%	15.58%	15.58%	16.43%	12.36%	17.36%	19.27%
	Annual average	5.46	3.51	4.67	3.84	4.67	4.67	4.92	3.75	5.18	5.72

	3 years	13.08	6.59	10.55	7.79	10.56	10.56	11.33	7.43	12.15	13.92
	Annual average	4.18	2.15	3.40	2.53	3.40	3.40	3.64	2.42	3.90	4.44

	1 year	–16.25	–21.06	–16.86	–20.51	–16.88	–17.60	–16.66	–19.58	–16.46	–16.04

2045 Fund†	Life of fund	23.52	16.40	20.15	17.74	20.16	20.16	21.28	17.03	22.44	24.65
	Annual average	5.93	4.23	5.13	4.55	5.13	5.13	5.40	4.38	5.67	6.19

	3 years	14.00	7.44	11.46	9.21	11.46	11.46	12.33	8.39	13.17	14.87
	Annual average	4.46	2.42	3.68	2.98	3.68	3.68	3.95	2.72	4.21	4.73

	1 year	–15.89	–20.73	–16.52	–19.64	–16.52	–17.15	–16.33	–19.25	–16.10	–15.69

2040 Fund†	Life of fund	23.08	16.01	19.76	17.29	19.79	19.79	20.85	16.62	22.03	24.20
	Annual average	5.82	4.13	5.04	4.44	5.04	5.04	5.30	4.28	5.58	6.08

	3 years	13.71	7.17	11.17	8.87	11.18	11.18	12.01	8.08	12.88	14.53
	Annual average	4.38	2.34	3.59	2.87	3.60	3.60	3.85	2.62	4.12	4.63

	1 year	–15.33	–20.20	–15.96	–19.21	–15.96	–16.61	–15.75	–18.70	–15.54	–15.13

2035 Fund	Life of fund	22.05	15.03	18.77	16.36	18.84	18.84	19.85	15.66	20.84	23.19
	Annual average	5.58	3.89	4.80	4.22	4.82	4.82	5.06	4.04	5.29	5.85

	3 years	13.12	6.62	10.62	8.35	10.67	10.67	11.43	7.54	12.14	13.99
	Annual average	4.19	2.16	3.42	2.71	3.44	3.44	3.67	2.45	3.89	4.46

	1 year	–14.52	–19.43	–15.15	–18.42	–15.15	–15.80	–14.93	–17.90	–14.72	–14.30

Fund performance for most recent calendar year Total return for periods ended 6/30/08 cont.

		Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(11/1/04)
		NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

2030 Fund	Life of fund	21.43%	14.44%	18.10%	15.67%	18.10%	18.10%	19.18%	15.00%	20.27%	22.47%
	Annual average	5.43	3.74	4.64	4.05	4.64	4.64	4.90	3.88	5.16	5.68

	3 years	12.88	6.40	10.33	8.05	10.35	10.35	11.16	7.27	11.97	13.68
	Average annual	4.12	2.09	3.33	2.61	3.34	3.34	3.59	2.37	3.84	4.37

	1 year	–13.55	–18.52	–14.22	–17.55	–14.23	–14.89	–14.01	–17.02	–13.79	–13.37

2025 Fund	Life of fund	20.79	13.85	17.51	15.10	17.50	17.50	18.61	14.46	19.69	21.90
	Annual average	5.28	3.60	4.50	3.91	4.49	4.49	4.76	3.75	5.02	5.55

	3 years	12.68	6.20	10.16	7.89	10.16	10.16	11.00	7.11	11.83	13.52
	Average annual	4.06	2.03	3.28	2.56	3.28	3.28	3.54	2.32	3.80	4.32

	1 year	–12.50	–17.52	–13.16	–16.53	–13.15	–13.83	–12.93	–15.98	–12.71	–12.28

2020 Fund	Life of fund	18.17	11.38	14.93	12.43	14.96	14.96	16.00	11.93	17.17	19.24
	Annual average	4.66	2.98	3.87	3.24	3.87	3.87	4.13	3.12	4.41	4.91

	3 years	10.94	4.56	8.44	6.06	8.47	8.47	9.27	5.44	10.13	11.75
	Average annual	3.52	1.50	2.74	1.98	2.75	2.75	3.00	1.78	3.27	3.77

	1 year	–10.84	–15.97	–11.53	–15.14	–11.51	–12.23	–11.30	–14.41	–11.07	–10.63

2015 Fund	Life of fund	16.27	9.58	13.14	10.55	13.15	13.15	14.20	10.20	15.34	17.35
	Annual average	4.19	2.52	3.42	2.77	3.42	3.42	3.68	2.68	3.97	4.46

	3 years	10.07	3.73	7.63	5.15	7.62	7.62	8.44	4.64	9.29	10.91
	Annual average	3.25	1.23	2.48	1.69	2.48	2.48	2.74	1.52	3.01	3.51

	1 year	–7.80	–13.11	–8.48	–12.43	–8.47	–9.26	–8.24	–11.45	–8.02	–7.56

2010 Fund	Life of fund	12.67	6.20	9.62	6.92	9.62	9.62	10.67	6.80	11.71	13.70
	Annual average	3.30	1.65	2.53	1.84	2.53	2.53	2.80	1.81	3.06	3.56

	3 years	8.06	1.85	5.64	3.04	5.64	5.64	6.48	2.76	7.29	8.87
	Annual average	2.62	0.61	1.85	1.00	1.85	1.85	2.11	0.91	2.37	2.87

	1 year	–4.67	–10.15	–5.39	–9.69	–5.40	–6.26	–5.13	–8.45	–4.90	–4.44

Maturity	Life of fund	10.70	4.33	7.65	4.91	7.76	7.76	8.67	4.86	9.69	11.68
Fund	Annual average	2.81	1.16	2.03	1.31	2.06	2.06	2.29	1.30	2.55	3.06

	3 years	7.02	0.85	4.61	1.93	4.68	4.68	5.41	1.72	6.20	7.81
	Annual average	2.29	0.28	1.51	0.64	1.54	1.54	1.77	0.57	2.03	2.54

	1 year	–3.66	–9.21	–4.40	–8.82	–4.37	–5.26	–4.16	–7.52	–3.91	–3.44

* The inception date of Putnam RetirementReady 2050 Fund is 5/2/05 for all share classes.

† Because no class R shares of the fund were outstanding on 12/20/05 and 12/21/05, class R performance for the period from 12/19/05 to 12/21/05 is based on class A performance, adjusted for the applicable sales charge and the higher operating expenses for class R shares.

Total annual operating expenses For the fiscal year ended 7/31/07

		Class A	Class B	Class C	Class M	Class R	Class Y

2050 Fund	Net expense*	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%

	Total annual fund operating expense	1.31%	2.06%	2.06%	1.81%	1.56%	1.06%

2045 Fund	Net expense*	1.26%	2.01%	2.01%	1.76%	1.51%	1.01%

	Total annual fund operating expense	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%

2040 Fund	Net expense*	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

	Total annual fund operating expense	1.26%	2.01%	2.01%	1.76%	1.51%	1.01%

2035 Fund	Net expense*	1.24%	1.99%	1.99%	1.74%	1.49%	0.99%

	Total annual fund operating expense	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

2030 Fund	Net expense*	1.21%	1.96%	1.96%	1.71%	1.46%	0.96%

	Total annual fund operating expense	1.22%	1.97%	1.97%	1.72%	1.47%	0.97%

2025 Fund	Net expense*	1.19%	1.94%	1.94%	1.69%	1.44%	0.94%

	Total annual fund operating expense	1.20%	1.95%	1.95%	1.70%	1.45%	0.95%

2020 Fund	Net expense*	1.15%	1.90%	1.90%	1.65%	1.40%	0.90%

	Total annual fund operating expense	1.16%	1.91%	1.91%	1.66%	1.41%	0.91%

2015 Fund	Net expense*	1.07%	1.82%	1.82%	1.57%	1.32%	0.82%

	Total annual fund operating expense	1.08%	1.83%	1.83%	1.58%	1.33%	0.83%

2010 Fund	Net expense*	0.99%	1.74%	1.74%	1.49%	1.24%	0.74%

	Total annual fund operating expense	1.01%	1.76%	1.76%	1.51%	1.26%	0.76%

Maturity Fund	Total annual fund operating expense	0.97%	1.72%	1.72%	1.47%	1.22%	0.72%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 7/31/08.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. Expense information also does not include the fees and expenses of the underlying Putnam mutual funds in which the RetirementReady Funds invest. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first table in this section shows the expenses you would have paid on a $1,000 investment in each of the Putnam RetirementReady Funds from February 1, 2008, to July 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. You may use the information in this table to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, and then multiply the result by the number in the first line (“Expenses paid per $1,000) for the class of shares you own.

		Class A	Class B	Class C	Class M	Class R	Class Y

2050 Fund	Expenses paid per $1,000*	$1.69	$5.30	$5.30	$4.10	$2.90	$0.48

	Ending value (after expenses)	$942.70	$939.00	$939.20	$940.30	$941.40	$943.80

2045 Fund	Expenses paid per $1,000*	$1.69	$5.31	$5.31	$4.10	$2.90	$0.48

	Ending value (after expenses)	$943.60	$940.10	$940.20	$941.50	$942.60	$945.00

2040 Fund	Expenses paid per $1,000*	$1.69	$5.31	$5.31	$4.10	$2.90	$0.48

	Ending value (after expenses)	$944.40	$941.00	$941.10	$942.20	$943.40	$945.60

2035 Fund	Expenses paid per $1,000*	$1.69	$5.31	$5.31	$4.11	$2.90	$0.48

	Ending value (after expenses)	$946.30	$942.80	$942.90	$943.90	$945.30	$947.40

2030 Fund	Expenses paid per $1,000*	$1.70	$5.32	$5.32	$4.11	$2.90	$0.48

	Ending value (after expenses)	$947.90	$944.60	$944.40	$945.60	$946.80	$949.00

2025 Fund	Expenses paid per $1,000*	$1.70	$5.32	$5.32	$4.12	$2.91	$0.49

	Ending value (after expenses)	$950.00	$946.30	$946.40	$947.40	$948.60	$951.10

2020 Fund	Expenses paid per $1,000*	$1.70	$5.34	$5.34	$4.13	$2.91	$0.49

	Ending value (after expenses)	$954.60	$950.90	$950.80	$952.10	$953.20	$955.70

2015 Fund	Expenses paid per $1,000*	$1.71	$5.36	$5.36	$4.14	$2.93	$0.49

	Ending value (after expenses)	$962.20	$958.70	$958.70	$960.10	$961.10	$963.50

2010 Fund	Expenses paid per $1,000*	$1.72	$5.38	$5.38	$4.16	$2.94	$0.49

	Ending value (after expenses)	$972.10	$968.40	$968.40	$969.70	$970.90	$973.20

Maturity Fund	Expenses paid per $1,000*	$1.72	$5.40	$5.40	$4.17	$2.95	$0.49

	Ending value (after expenses)	$977.70	$973.80	$974.00	$975.10	$976.30	$979.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/08. The expense ratio may differ for each share class (see the next table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

		Class A	Class B	Class C	Class M	Class R	Class Y

2050 Fund	Expenses paid per $1,000*	$1.76	$5.52	$5.52	$4.27	$3.02	$0.50

	Ending value (after expenses)	$1,023.12	$1,019.39	$1,019.39	$1,020.64	$1,021.88	$1,024.37

	Annualized expense ratio†	0.35%	1.10%	1.10%	0.85%	0.60%	0.10%

	Lipper peer group
	Average expense ratio‡	0.40%	1.15%	1.15%	0.90%	0.65%	0.15%

2045 Fund	Expenses paid per $1,000*	$1.76	$5.52	$5.52	$4.27	$3.02	$0.50

	Ending value (after expenses)	$1,023.12	$1,019.39	$1,019.39	$1,020.64	$1,021.88	$1,024.37

	Annualized expense ratio†	0.35%	1.10%	1.10%	0.85%	0.60%	0.10%

	Lipper peer group
	Average expense ratio‡	0.47%	1.22%	1.22%	0.97%	0.72%	0.22%

2040 Fund	Expenses paid per $1,000*	$1.76	$5.52	$5.52	$4.27	$3.02	$0.50

	Ending value (after expenses)	$1,023.12	$1,019.39	$1,019.39	$1,020.64	$1,021.88	$1,024.37

	Annualized expense ratio†	0.35%	1.10%	1.10%	0.85%	0.60%	0.10%

	Lipper peer group
	Average expense ratio‡	0.45%	1.20%	1.20%	0.95%	0.70%	0.20%

2035 Fund	Expenses paid per $1,000*	$1.76	$5.52	$5.52	$4.27	$3.02	$0.50

	Ending value (after expenses)	$1,023.12	$1,019.39	$1,019.39	$1,020.64	$1,021.88	$1,024.37

	Annualized expense ratio†	0.35%	1.10%	1.10%	0.85%	0.60%	0.10%

	Lipper peer group
	Average expense ratio‡	0.49%	1.24%	1.24%	0.99%	0.74%	0.24%

2030 Fund	Expenses paid per $1,000*	$1.76	$5.52	$5.52	$4.27	$3.02	$0.50

	Ending value (after expenses)	$1,023.12	$1,019.39	$1,019.39	$1,020.64	$1,021.88	$1,024.37

	Annualized expense ratio†	0.35%	1.10%	1.10%	0.85%	0.60%	0.10%

	Lipper peer group
	Average expense ratio‡	0.48%	1.23%	1.23%	0.98%	0.73%	0.23%

2025 Fund	Expenses paid per $1,000*	$1.76	$5.52	$5.52	$4.27	$3.02	$0.50

	Ending value (after expenses)	$1,023.12	$1,019.39	$1,019.39	$1,020.64	$1,021.88	$1,024.37

	Annualized expense ratio†	0.35%	1.10%	1.10%	0.85%	0.60%	0.10%

	Lipper peer group
	Average expense ratio‡	0.47%	1.22%	1.22%	0.97%	0.72%	0.22%

2020 Fund	Expenses paid per $1,000*	$1.76	$5.52	$5.52	$4.27	$3.02	$0.50

	Ending value (after expenses)	$1,023.12	$1,019.39	$1,019.39	$1,020.64	$1,021.88	$1,024.37

	Annualized expense ratio†	0.35%	1.10%	1.10%	0.85%	0.60%	0.10%

	Lipper peer group
	Average expense ratio‡	0.48%	1.23%	1.23%	0.98%	0.73%	0.23%

2015 Fund	Expenses paid per $1,000*	$1.76	$5.52	$5.52	$4.27	$3.02	$0.50

	Ending value (after expenses)	$1,023.12	$1,019.39	$1,019.39	$1,020.64	$1,021.88	$1,024.37

	Annualized expense ratio†	0.35%	1.10%	1.10%	0.85%	0.60%	0.10%

	Lipper peer group
	Average expense ratio‡	0.50%	1.25%	1.25%	1.00%	0.75%	0.25%

2010 Fund	Expenses paid per $1,000*	$1.76	$5.52	$5.52	$4.27	$3.02	$0.50

	Ending value (after expenses)	$1,023.12	$1,019.39	$1,019.39	$1,020.64	$1,021.88	$1,024.37

	Annualized expense ratio†	0.35%	1.10%	1.10%	0.85%	0.60%	0.10%

	Lipper peer group
	Average expense ratio‡	0.49%	1.24%	1.24%	0.99%	0.74%	0.24%

Maturity Fund	Expenses paid per $1,000*	$1.76	$5.52	$5.52	$4.27	$3.02	$0.50

	Ending value (after expenses)	$1,023.12	$1,019.39	$1,019.39	$1,020.64	$1,021.88	$1,024.37

	Annualized expense ratio†	0.35%	1.10%	1.10%	0.85%	0.60%	0.10%

	Lipper peer group
	Average expense ratio‡	0.51%	1.26%	1.26%	1.01%	0.76%	0.26%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/08. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For each fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ The Lipper category for each fund is specified in the following table. The peer group may include funds that are significantly larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which is typically higher than the asset-weighted average.

Putnam RetirementReady Fund	Lipper category

RetirementReady 2050 Fund	Mixed-Asset Target 2050+

RetirementReady 2045 Fund	Mixed-Asset Target 2045

RetirementReady 2040 Fund	Mixed-Asset Target 2040

RetirementReady 2035 Fund	Mixed-Asset Target 2035

RetirementReady 2030 Fund	Mixed-Asset Target 2030

RetirementReady 2025 Fund	Mixed-Asset Target 2025

RetirementReady 2020 Fund	Mixed-Asset Target 2020

RetirementReady 2015 Fund	Mixed-Asset Target 2015

RetirementReady 2010 Fund	Mixed-Asset Target 2010

RetirementReady Maturity Fund	Mixed-Asset Target Allocation Conservative

Your fund’s management

Your fund is managed by the members of the Global Asset Allocation Team. Jeffrey Knight is the Portfolio Leader, and Robert Kea and Robert Schoen are Portfolio Members. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Global Asset Allocation Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Trustee and Putnam employee fund ownership

As of July 31, 2008, 10 of the 12 Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$205,000	$76,000,000

Putnam employees	$11,177,000	$568,000,000

Other Putnam funds managed by the Portfolio Leader
and Portfolio Members

Jeffrey Knight is also a Portfolio Leader of the Putnam Asset Allocation Funds (Growth, Balanced, and Conservative Portfolios), Putnam Income Strategies Fund, Putnam Voyager Fund, and Putnam Growth Opportunities Fund, and a Portfolio Member of The George Putnam Fund of Boston and the Putnam Discovery Growth Fund.

Robert Kea is also a Portfolio Member of Putnam Asset Allocation Funds (Growth, Balanced, and Conservative Portfolios) and Putnam Income Strategies Fund.

Robert Schoen is also a Portfolio Leader of Putnam Voyager Fund and Putnam Growth Opportunities Fund, and a Portfolio Member of the Putnam Asset Allocation Funds (Growth, Balanced, and Conservative Portfolios), Putnam Income Strategies Fund, and Putnam Discovery Growth Fund.

Jeffrey Knight, Robert Kea, and Robert Schoen may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Investment team fund ownership

Your fund’s Portfolio Leader and Portfolio Members, as well as the members of Putnam’s Executive Board, each invest in one or more of the six mutual funds that underlie Putnam RetirementReady Funds.

Investment team fund ownership

The following table shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of July 31, 2008, and July 31, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

•Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., each fund ranked in the following percentiles in management fees and total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

Actual Management		Total Expenses
	Fee (percentile)	(percentile)

Putnam RetirementReady Maturity Fund	95th	15th

Putnam RetirementReady 2010 Fund	99th	25th

Putnam RetirementReady 2015 Fund	88th	50th

Putnam RetirementReady 2020 Fund	89th	56th

Putnam RetirementReady 2025 Fund	89th	56th

Putnam RetirementReady 2030 Fund	89th	56th

Putnam RetirementReady 2035 Fund	99th	56th

Putnam RetirementReady 2040 Fund	99th	44th

Putnam RetirementReady 2045 Fund	99th	56th

Putnam RetirementReady 2050 Fund	99th	50th

(The comparative fee and expense information for each Putnam RetirementReady Fund includes the fees and expenses of the underlying Putnam funds in which a Putnam RetirementReady Fund invests, as well as the fees and expenses of the underlying funds in which other funds in the Lipper peer group invest. In addition, because each Putnam RetirementReady Fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to the Putnam RetirementReady funds because each had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

•Economies of scale. The Trustees considered that most Putnam funds currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of the Putnam RetirementReady Funds, the Trustees considered the Lipper peer group percentile rankings for each fund’s class A share cumulative total return performance results at net asset value for the one-year and three-year periods ended December 31, 2007. This information is shown in the following table. (Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Where applicable, the table also shows the number of funds in the peer groups for the respective periods; this number is indicated in parentheses following the percentile. Note that the first percentile denotes the best performing funds and the 100th percentile denotes the worst performing funds. Past performance is no guarantee of future returns.

	One-year	Three-year
	period rank	period rank
	(# of funds	(# of funds
	in category)	in category)

Putnam RetirementReady Maturity Fund
Lipper Mixed-Asset Target Allocation
Conservative Funds	84th (414)	76th (261)

Putnam RetirementReady 2010 Fund
Lipper Mixed-Asset Target 2010 Funds	97th (140)	86th (55)

Putnam RetirementReady 2015 Fund
Lipper Mixed-Asset Target 2020 Funds	92nd (191)	83rd (72)

Putnam RetirementReady 2020 Fund
Lipper Mixed-Asset Target 2020 Funds	94th (191)	61st (72)

Putnam RetirementReady 2025 Fund
Lipper Mixed-Asset Target 2030 Funds	92nd (171)	80th (62)

Putnam RetirementReady 2030 Fund
Lipper Mixed-Asset Target 2030 Funds	95th (171)	72nd (62)

Putnam RetirementReady 2035 Fund
Lipper Mixed-Asset Target 2030+ Funds	89th (237)	83rd (80)

Putnam RetirementReady 2040 Fund
Lipper Mixed-Asset Target 2030+ Funds	90th (237)	76th (80)

Putnam RetirementReady 2045 Fund
Lipper Mixed-Asset Target 2030+ Funds	91st (237)	72nd (80)

Putnam RetirementReady 2050 Fund
Lipper Mixed-Asset Target 2030+ Funds	93rd (237)	—

See page 27 for more recent Lipper performance ranking information for the funds. Past performance is no guarantee of future results.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

More recent peer group rankings

More recent Lipper percentile rankings are shown for the funds in the following table. Note that this information was not available to the Trustees when they approved the continuance of the funds’ management contract. The table shows the Lipper peer group percentile rankings of each fund’s class A share total return performance at net asset value. These rankings were determined on an annualized basis and are for the one-year period ended on the most recent calendar quarter (June 30, 2008). Where applicable, the table also shows each fund’s rank among the total number of funds in its peer group for the respective periods; this information is indicated in parentheses following the percentile. Note that the first percentile denotes the best performing funds and the 100th percentile denotes the worst performing funds.

One-year
period rank

Putnam RetirementReady Maturity Fund
Lipper Mixed-Asset Target Allocation Conservative Funds	71st (303/429)

Putnam RetirementReady 2010 Fund
Lipper Mixed-Asset Target 2010 Funds	50th (78/158)

Putnam RetirementReady 2015 Fund
Lipper Mixed-Asset Target 2015 Funds	72nd (72/99)

Putnam RetirementReady 2020 Fund
Lipper Mixed-Asset Target 2020 Funds	87th (117/134)

Putnam RetirementReady 2025 Fund
Lipper Mixed-Asset Target 2025 Funds	81st (63/77)

Putnam RetirementReady 2030 Fund
Lipper Mixed-Asset Target 2030 Funds	91st (119/131)

Putnam RetirementReady 2035 Fund
Lipper Mixed-Asset Target 2035 Funds	94th (73/77)

Putnam RetirementReady 2040 Fund
Lipper Mixed-Asset Target 2040 Funds	96th (111/115)

Putnam RetirementReady 2045 Fund
Lipper Mixed-Asset Target 2045 Funds	93rd (61/65)

Putnam RetirementReady 2050 Fund
Lipper Mixed-Asset Target 2050+ Funds	93rd (58/62)

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam RetirementReady® Funds:

In our opinion, the accompanying statements of assets and liabilities, including the funds’ portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each series of the Putnam RetirementReady® Funds (the “trust”) at July 31, 2008, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2008 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 11, 2008

The fund’s portfolio 7/31/08

2050 Fund	Shares	Value

Asset Allocation Funds* (—% )
Putnam Income Strategies Fund (Class Y)	—	$—

Total Asset Allocation Funds (cost $—)		$—
Equity Funds* (95.8%)
Putnam Capital Opportunities Fund (Class Y)	139,773	$1,271,931

Putnam Equity Income Fund (Class Y)	60,502	868,806

Putnam Fund for Growth and Income (Class Y)	66,328	855,628

Putnam International Equity Fund (Class Y)	44,881	1,084,323

Putnam International Growth and Income Fund
(Class Y)	88,690	1,082,909

Putnam International New Opportunities Fund
(Class Y)	66,303	1,078,093

Putnam Investors Fund (Class Y)	137,425	1,683,456

Putnam Mid Cap Value Fund (Class Y)	35,785	403,652

Putnam Vista Fund (Class Y)	36,475	400,493

Putnam Voyager Fund (Class Y)	96,511	1,696,663

Total Equity Funds (cost $12,202,667)		$10,425,954
Fixed Income Funds* (5.0%)
Putnam Diversified Income Trust (Class Y)	—	$—

Putnam High Yield Advantage Fund (Class Y)	38,282	221,651

Putnam Income Fund (Class Y)	34,690	222,014

Putnam Money Market Fund (Class A)	105,149	105,149

Total Fixed Income Funds (cost $573,838)		$548,814
Total investments (cost $12,776,505)		$10,974,768

* Percentages indicated are based on net assets of $10,888,722

2045 Fund	Shares	Value

Asset Allocation Funds* (—%)
Putnam Income Strategies Fund (Class Y)	—	$—

Total Asset Allocation Funds (cost $—)		$—
Equity Funds* (93.9%)
Putnam Capital Opportunities Fund (Class Y)	273,156	$2,485,720

Putnam Equity Income Fund (Class Y)	120,449	1,729,650

Putnam Fund for Growth and Income (Class Y)	133,607	1,723,534

Putnam International Equity Fund (Class Y)	90,935	2,196,997

Putnam International Growth and Income Fund
(Class Y)	177,910	2,172,280

Putnam International New Opportunities Fund
(Class Y)	132,981	2,162,267

Putnam Investors Fund (Class Y)	272,834	3,342,215

Putnam Mid Cap Value Fund (Class Y)	68,117	768,355

Putnam Vista Fund (Class Y)	69,419	762,219

Putnam Voyager Fund (Class Y)	191,597	3,368,276

Total Equity Funds (cost $24,384,002)		$20,711,513
Fixed Income Funds* (6.7%)
Putnam Diversified Income Trust (Class Y)	22,132	$196,752

Putnam High Yield Advantage Fund (Class Y)	77,390	448,090

Putnam Income Fund (Class Y)	80,636	516,068

Putnam Money Market Fund (Class A)	322,800	322,800

Total Fixed Income Funds (cost $1,555,098)		$1,483,710
Total investments (cost $25,939,100)		$22,195,223

* Percentages indicated are based on net assets of $22,061,611

2040 Fund	Shares	Value

Asset Allocation Funds* (—%)
Putnam Income Strategies Fund (Class Y)	—	$—

Total Asset Allocation Funds (cost $—)		$—
Equity Funds* (88.9%)
Putnam Capital Opportunities Fund (Class Y)	365,790	$3,328,687

Putnam Equity Income Fund (Class Y)	166,863	2,396,149

Putnam Fund for Growth and Income (Class Y)	182,705	2,356,897

Putnam International Equity Fund (Class Y)	119,086	2,877,127

Putnam International Growth and Income Fund
(Class Y)	236,878	2,892,285

Putnam International New Opportunities Fund
(Class Y)	177,069	2,879,145

Putnam Investors Fund (Class Y)	380,144	4,656,768

Putnam Mid Cap Value Fund (Class Y)	94,072	1,061,130

Putnam Vista Fund (Class Y)	95,872	1,052,673

Putnam Voyager Fund (Class Y)	266,913	4,692,332

Total Equity Funds (cost $33,296,289)		$28,193,193
Fixed Income Funds* (11.2%)
Putnam Diversified Income Trust (Class Y)	103,502	$920,134

Putnam High Yield Advantage Fund (Class Y)	127,174	736,339

Putnam Income Fund (Class Y)	172,334	1,102,940

Putnam Money Market Fund (Class A)	785,948	785,948

Total Fixed Income Funds (cost $3,725,979)		$3,545,361
Total investments (cost $37,022,268)		$31,738,554

* Percentages indicated are based on net assets of $31,712,079

2035 Fund	Shares	Value

Asset Allocation Funds* (—%)
Putnam Income Strategies Fund (Class Y)	—	$—

Total Asset Allocation Funds (cost $—)		$—
Equity Funds* (84.3%)
Putnam Capital Opportunities Fund (Class Y)	533,062	$4,850,865

Putnam Equity Income Fund (Class Y)	248,988	3,575,468

Putnam Fund for Growth and Income (Class Y)	271,406	3,501,132

Putnam International Equity Fund (Class Y)	167,661	4,050,697

Putnam International Growth and Income Fund
(Class Y)	340,843	4,161,695

Putnam International New Opportunities Fund
(Class Y)	254,780	4,142,721

Putnam Investors Fund (Class Y)	567,503	6,951,914

Putnam Mid Cap Value Fund (Class Y)	139,027	1,568,228

Putnam Vista Fund (Class Y)	141,687	1,555,726

Putnam Voyager Fund (Class Y)	398,521	7,005,991

Total Equity Funds (cost $49,510,269)		$41,364,437
Fixed Income Funds* (15.8%)
Putnam Diversified Income Trust (Class Y)	253,438	$2,253,067

Putnam High Yield Advantage Fund (Class Y)	290,734	1,683,352

Putnam Income Fund (Class Y)	364,145	2,330,531

Putnam Money Market Fund (Class A)	1,477,643	1,477,643

Total Fixed Income Funds (cost $8,184,895)		$7,744,593
Total investments (cost $57,695,164)		$49,109,030

* Percentages indicated are based on net assets of $49,080,406

The accompanying notes are an integral part of these financial statements.

The fund’s portfolio 7/31/08 cont.

2030 Fund	Shares	Value

Asset Allocation Funds* (—%)
Putnam Income Strategies Fund (Class Y)	—	$—

Total Asset Allocation Funds (cost $—)		$—
Equity Funds* (79.0%)
Putnam Capital Opportunities Fund (Class Y)	644,036	$5,860,724

Putnam Equity Income Fund (Class Y)	320,461	4,601,824

Putnam Fund for Growth and Income (Class Y)	356,516	4,599,052

Putnam International Equity Fund (Class Y)	227,392	5,493,797

Putnam International Growth and Income Fund
(Class Y)	433,657	5,294,952

Putnam International New Opportunities Fund
(Class Y)	324,149	5,270,655

Putnam Investors Fund (Class Y)	726,092	8,894,625

Putnam Mid Cap Value Fund (Class Y)	173,822	1,960,714

Putnam Vista Fund (Class Y)	177,135	1,944,939

Putnam Voyager Fund (Class Y)	509,880	8,963,699

Total Equity Funds (cost $63,613,451)		$52,884,981
Fixed Income Funds* (21.4%)
Putnam Diversified Income Trust (Class Y)	501,734	$4,460,413

Putnam High Yield Advantage Fund (Class Y)	523,973	3,033,805

Putnam Income Fund (Class Y)	663,381	4,245,640

Putnam Money Market Fund (Class A)	2,577,095	2,577,095

Total Fixed Income Funds (cost $15,152,157)		$14,316,953
Total investments (cost $78,765,608)		$67,201,934

* Percentages indicated are based on net assets of $66,916,646

2025 Fund	Shares	Value

Asset Allocation Funds* (—%)
Putnam Income Strategies Fund (Class Y)	—	$—

Total Asset Allocation Funds (cost $—)		$—
Equity Funds* (72.4%)
Putnam Capital Opportunities Fund (Class Y)	737,322	$6,709,627

Putnam Equity Income Fund (Class Y)	377,825	5,425,560

Putnam Fund for Growth and Income (Class Y)	412,159	5,316,849

Putnam International Equity Fund (Class Y)	228,509	5,520,766

Putnam International Growth and Income Fund
(Class Y)	460,255	5,619,713

Putnam International New Opportunities Fund
(Class Y)	344,048	5,594,226

Putnam Investors Fund (Class Y)	861,935	10,558,701

Putnam Mid Cap Value Fund (Class Y)	192,351	2,169,722

Putnam Vista Fund (Class Y)	196,029	2,152,399

Putnam Voyager Fund (Class Y)	605,315	10,641,438

Total Equity Funds (cost $71,539,985)		$59,709,001
Fixed Income Funds* (28.0%)
Putnam Diversified Income Trust (Class Y)	793,371	$7,053,067

Putnam High Yield Advantage Fund (Class Y)	715,379	4,142,042

Putnam Income Fund (Class Y)	1,126,832	7,211,725

Putnam Money Market Fund (Class A)	4,684,383	4,684,383

Total Fixed Income Funds (cost $24,390,638)		$23,091,217
Total investments (cost $95,930,623)		$82,800,218

* Percentages indicated are based on net assets of $82,480,217

2020 Fund	Shares	Value

Asset Allocation Funds* (3.5%)
Putnam Income Strategies Fund (Class Y)	311,502	$3,171,086

Total Asset Allocation Funds (cost $3,395,804)		$3,171,086
Equity Funds* (60.9%)
Putnam Capital Opportunities Fund (Class Y)	774,620	$7,049,045

Putnam Equity Income Fund (Class Y)	380,995	5,471,085

Putnam Fund for Growth and Income (Class Y)	411,093	5,303,096

Putnam International Equity Fund (Class Y)	152,487	3,684,079

Putnam International Growth and Income Fund
(Class Y)	335,076	4,091,279

Putnam International New Opportunities Fund
(Class Y)	250,454	4,072,387

Putnam Investors Fund (Class Y)	864,891	10,594,920

Putnam Mid Cap Value Fund (Class Y)	197,998	2,233,420

Putnam Vista Fund (Class Y)	201,779	2,215,537

Putnam Voyager Fund (Class Y)	607,422	10,678,485

Total Equity Funds (cost $66,001,266)		$55,393,333
Fixed Income Funds* (35.9%)
Putnam Diversified Income Trust (Class Y)	1,143,657	$10,167,110

Putnam High Yield Advantage Fund (Class Y)	794,330	4,599,172

Putnam Income Fund (Class Y)	1,625,850	10,405,438

Putnam Money Market Fund (Class A)	7,496,705	7,496,705

Total Fixed Income Funds (cost $34,455,188)		$32,668,425
Total investments (cost $103,852,258)		$91,232,844

* Percentages indicated are based on net assets of $90,963,220

2015 Fund	Shares	Value

Asset Allocation Funds* (13.9%)
Putnam Income Strategies Fund (Class Y)	1,254,494	$12,770,748

Total Asset Allocation Funds (cost $13,713,196)		$12,770,748
Equity Funds* (40.7%)
Putnam Capital Opportunities Fund (Class Y)	686,403	$6,246,264

Putnam Equity Income Fund (Class Y)	275,762	3,959,945

Putnam Fund for Growth and Income (Class Y)	322,723	4,163,125

Putnam International Equity Fund (Class Y)	111,983	2,705,503

Putnam International Growth and Income Fund
(Class Y)	109,915	1,342,060

Putnam International New Opportunities Fund
(Class Y)	82,157	1,335,874

Putnam Investors Fund (Class Y)	629,250	7,708,309

Putnam Mid Cap Value Fund (Class Y)	99,207	1,119,051

Putnam Vista Fund (Class Y)	101,113	1,110,219

Putnam Voyager Fund (Class Y)	441,964	7,769,719

Total Equity Funds (cost $44,928,401)		$37,460,069
Fixed Income Funds* (45.5%)
Putnam Diversified Income Trust (Class Y)	1,663,816	$14,791,323

Putnam High Yield Advantage Fund (Class Y)	795,992	4,608,792

Putnam Income Fund (Class Y)	1,792,830	11,474,110

Putnam Money Market Fund (Class A)	11,011,785	11,011,785

Total Fixed Income Funds (cost $44,217,423)		$41,886,010
Total investments (cost $102,859,020)		$92,116,827

* Percentages indicated are based on net assets of $91,994,080

The accompanying notes are an integral part of these financial statements.

The fund’s portfolio 7/31/08 cont.

2010 Fund	Shares	Value

Asset Allocation Funds* (24.1% )
Putnam Income Strategies Fund (Class Y)	992,519	$10,103,845

Total Asset Allocation Funds (cost $10,775,017)		$10,103,845
Equity Funds* (22.8%)
Putnam Capital Opportunities Fund (Class Y)	238,367	$2,169,143

Putnam Equity Income Fund (Class Y)	88,954	1,277,382

Putnam Fund for Growth and Income (Class Y)	61,192	789,373

Putnam International Equity Fund (Class Y)	35,648	861,262

Putnam International Growth and Income Fund
(Class Y)	—	—

Putnam International New Opportunities Fund
(Class Y)	—	—

Putnam Investors Fund (Class Y)	182,056	2,230,191

Putnam Mid Cap Value Fund (Class Y)	—	—

Putnam Vista Fund (Class Y)	—	—

Putnam Voyager Fund (Class Y)	127,831	2,247,263

Total Equity Funds (cost $11,004,894)		$9,574,614
Fixed Income Funds* (53.2%)
Putnam Diversified Income Trust (Class Y)	969,913	$8,622,530

Putnam High Yield Advantage Fund (Class Y)	358,976	2,078,473

Putnam Income Fund (Class Y)	687,127	4,397,612

Putnam Money Market Fund (Class A)	7,224,817	7,224,817

Total Fixed Income Funds (cost $23,456,296)		$22,323,432
Total investments (cost $45,236,207)		$42,001,891

* Percentages indicated are based on net assets of $41,953,267

Maturity Fund	Shares	Value

Asset Allocation Funds* (35.8%)
Putnam Income Strategies Fund (Class Y)	758,037	$7,716,816

Total Asset Allocation Funds (cost $8,238,617)		$7,716,816
Equity Funds* (17.1%)
Putnam Capital Opportunities Fund (Class Y)	75,927	$690,939

Putnam Equity Income Fund (Class Y)	106,049	1,522,866

Putnam Fund for Growth and Income (Class Y)	—	—

Putnam International Equity Fund (Class Y)	—	—

Putnam International Growth and Income Fund
(Class Y)	—	—

Putnam International New Opportunities Fund
(Class Y)	—	—

Putnam Investors Fund (Class Y)	60,339	739,155

Putnam Mid Cap Value Fund (Class Y)	—	—

Putnam Vista Fund (Class Y)	—	—

Putnam Voyager Fund (Class Y)	42,391	745,239

Total Equity Funds (cost $4,220,141)		$3,698,199
Fixed Income Funds* (48.1%)
Putnam Diversified Income Trust (Class Y)	433,082	$3,850,095

Putnam High Yield Advantage Fund (Class Y)	187,365	1,084,844

Putnam Income Fund (Class Y)	163,300	1,045,122

Putnam Money Market Fund (Class A)	4,389,678	4,389,678

Total Fixed Income Funds (cost $10,842,663)		$10,369,739
Total investments (cost $23,301,421)		$21,784,754

* Percentages indicated are based on net assets of $21,580,513

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/08

ASSETS	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund

Investments in affiliated underlying Putnam Funds, at value (Notes 1 and 5)	$10,974,768	$22,195,223	$31,738,554	$49,109,030	$67,201,934

Interest receivable	6	20	47	89	155

Receivable for shares of the fund sold	41,770	99,732	110,429	144,991	298,552

Receivable for securities sold	504	139,656	2,066	6,582	109,531

Receivable from Manager (Note 2)	1,460	661	325	269	—

Total assets	11,018,508	22,435,292	31,851,421	49,260,961	67,610,172

LIABILITIES	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund

Payable for shares of the fund repurchased	$106,213	$336,373	$84,731	$106,129	$466,768

Payable for securities purchased	13,553	21,706	33,101	41,711	183,126

Payable for compensation of Manager (Note 2)	—	—	—	—	871

Payable for distribution fees (Note 2)	1,734	3,360	4,842	7,045	9,611

Payable for shareholder expense	3,703	3,251	4,170	5,967	6,707

Payable for audit expense	4,203	8,656	12,073	19,086	25,722

Other accrued expenses	380	335	425	616	721

Total liabilities	129,786	373,681	139,342	180,554	693,526
Net assets	$10,888,722	$22,061,611	$31,712,079	$49,080,407	$66,916,646

REPRESENTED BY	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund

Paid-in-capital (unlimited shares authorized) (Notes 1 and 4)	$13,758,556	$27,734,058	$39,526,112	$60,815,881	$81,915,034

Undistributed net investment income (Note 1)	130,350	14,804	70,293	185,759	437,992

Accumulated net realized loss on investments (Note 1)	(1,198,447)	(1,943,374)	(2,600,612)	(3,335,099)	(3,872,706)

Net unrealized depreciation of investments	(1,801,737)	(3,743,877)	(5,283,714)	(8,586,134)	(11,563,674)

Total — Representing net assets applicable to capital outstanding	$10,888,722	$22,061,611	$31,712,079	$49,080,407	$66,916,646

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund

Computation of net asset value, offering price and redemption price — Class A
Net Assets	$7,131,818	$14,331,607	$20,918,503	$29,944,847	$38,938,007

Number of shares outstanding	150,052	279,071	397,968	586,015	769,631

Net asset value and redemption price	$47.53	$51.35	$52.56	$51.10	$50.59

Offering price per class A share (100/94.25 of Class A net asset value)*	$50.43	$54.48	$55.77	$54.22	$53.68

Computation of net asset value and offering price — Class B
Net Assets	$118,920	$158,488	$337,671	$485,745	$686,810

Number of shares outstanding	2,524	3,248	6,743	10,067	14,141

Net asset value and offering price**	$47.12	$48.79***	$50.07***	$48.25	$48.57

Computation of net asset value and offering price — Class C
Net Assets	$34,256	$20,174	$30,290	$108,195	$118,308

Number of shares outstanding	727	410	606	2,238	2,425

Net asset value and offering price**	$47.14***	$49.21***	$50.01***	$48.34	$48.78***

Computation of net asset value, offering price and redemption price — Class M
Net Assets	$36,491	$6,833	$9,033	$52,685	$691,051

Number of shares outstanding	772	134	179	1,080	14,204

Net asset value and redemption price	$47.27	$50.83***	$50.50***	$48.81***	$48.65

Offering price per class M share (100/96.50 of Class M net asset value)*	$48.98	$52.67	$52.33	$50.58	$50.41

Computation of net asset value, offering price and redemption price — Class R
Net Assets	$150,467	$363,541	$499,392	$499,739	$703,791

Number of shares outstanding	3,183	6,941	9,297	10,046	14,472

Net asset value, offering price and redemption value	$47.27	$52.38	$53.72	$49.75	$48.63

Computation of net asset value, offering price and redemption price — Class Y
Net Assets	$3,416,770	$7,180,968	$9,917,190	$17,989,195	$25,778,679

Number of shares outstanding	71,601	123,705	168,189	312,941	458,005

Net asset value, offering price and redemption value	$47.72	$58.05	$58.96	$57.48	$56.28

Cost of investments (Note 1)	$12,776,505	$25,939,100	$37,022,268	$57,695,164	$78,765,608

* On retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

*** Net asset value per unit may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/08 cont.

ASSETS	2025 Fund	2020 Fund	2015 Fund	2010 Fund	Maturity Fund

Investments in affiliated underlying Putnam Funds, at value (Notes 1 and 5)	$82,800,218	$91,232,844	$92,116,827	$42,001,891	$21,784,754

Interest receivable	282	481	665	437	265

Receivable for shares of the fund sold	159,431	159,427	112,757	44,418	32,704

Receivable for securities sold	27,983	14,409	55,050	84,261	76,623

Total assets	82,987,914	91,407,161	92,285,299	42,131,007	21,894,346

LIABILITIES	2025 Fund	2020 Fund	2015 Fund	2010 Fund	Maturity Fund

Payable for shares of the fund repurchased	$407,605	$320,231	$207,880	$136,946	$215,397

Payable for securities purchased	45,983	63,574	23,320	12,154	83,754

Payable for compensation of Manager (Note 2)	1,158	1,150	2,963	469	735

Payable for distribution fees (Note 2)	11,106	12,712	14,349	5,868	3,244

Payable for shareholder expense	8,175	7,983	6,200	4,348	1,317

Payable for audit expense	32,816	37,468	35,868	17,505	9,250

Other accrued expenses	854	823	639	450	136

Total liabilities	507,697	443,941	291,219	177,740	313,833
Net assets	$82,480,217	$90,963,220	$91,994,080	$41,953,267	$21,580,513

REPRESENTED BY	2025 Fund	2020 Fund	2015 Fund	2010 Fund	Maturity Fund

Paid-in-capital (unlimited shares authorized) (Notes 1 and 4)	$100,133,885	$108,660,912	$104,859,066	$46,315,645	$24,163,960

Undistributed net investment income (Note 1)	724,507	1,128,824	1,648,745	952,804	4,337

Accumulated net realized loss on investments (Note 1)	(5,247,770)	(6,207,102)	(3,771,538)	(2,080,866)	(1,071,117)

Net unrealized depreciation of investments	(13,130,405)	(12,619,414)	(10,742,193)	(3,234,316)	(1,516,667)

Total — Representing net assets applicable to capital outstanding	$82,480,217	$90,963,220	$91,994,080	$41,953,267	$21,580,513

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE	2025 Fund	2020 Fund	2015 Fund	2010 Fund	Maturity Fund

Computation of net asset value, offering price and redemption price — Class A
Net Assets	$46,217,750	$53,339,676	$62,495,723	$23,724,587	$14,066,522

Number of shares outstanding	865,737	1,044,490	1,147,491	462,841	277,974

Net asset value and redemption price	$53.39	$51.07	$54.46	$51.26	$50.60

Offering price per class A share (100/94.25 of Class A net asset value)*	$56.65	$54.19	$57.78	$54.39	$53.69

Computation of net asset value and offering price — Class B
Net Assets	$928,220	$793,864	$464,830	$242,175	$42,677

Number of shares outstanding	18,399	16,059	8,781	4,849	842

Net asset value and offering price**	$50.45	$49.43	$52.94	$49.94	$50.68***

Computation of net asset value and offering price — Class C
Net Assets	$150,848	$235,525	$362,674	$307,495	$1,071

Number of shares outstanding	2,979	4,739	6,826	6,184	21

Net asset value and offering price**	$50.65***	$49.70	$53.13	$49.73***	$50.78***

Computation of net asset value, offering price and redemption price — Class M
Net Assets	$120,108	$440,149	$498,754	$553,824	$124,925

Number of shares outstanding	2,359	8,850	9,342	11,071	2,463

Net asset value and redemption price	$50.92***	$49.73	$53.39	$50.02	$50.72

Offering price per class M share (100/96.50 of Class M net asset value)*	$52.77	$51.53	$55.33	$51.83	$52.56

Computation of net asset value, offering price and redemption price — Class R
Net Assets	$696,965	$611,857	$340,206	$399,145	$154,694

Number of shares outstanding	13,728	12,294	6,381	7,974	3,057

Net asset value, offering price and redemption value	$50.77	$49.77	$53.31***	$50.06	$50.61***

Computation of net asset value, offering price and redemption price — Class Y
Net Assets	$34,366,326	$35,542,149	$27,831,893	$16,726,041	$7,190,624

Number of shares outstanding	640,340	635,858	508,711	309,372	141,729

Net asset value, offering price and redemption value	$53.67	$55.90	$54.71	$54.06	$50.74

Cost of investments (Note 1)	$95,930,623	$103,852,258	$102,859,020	$45,236,207	$23,301,421

* On retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

*** Net asset value per unit may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations For the year ended 7/31/08

INVESTMENT INCOME	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund

Income distributions from underlying Putnam Fund shares	$182,402	$391,926	$628,225	$1,119,839	$1,738,188

EXPENSES (NOTE 2)	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund

Compensation of Manager (Note 2)	6,333	13,039	18,186	28,758	38,771

Distribution fees — Class A (Note 2)	21,061	43,924	61,387	88,889	116,791

Distribution fees — Class B (Note 2)	1,399	1,682	2,874	5,252	6,801

Distribution fees — Class C (Note 2)	250	203	254	975	1,050

Distribution fees — Class M (Note 2)	253	26	124	471	5,678

Distribution fees — Class R (Note 2)	540	1,494	1,939	1,948	2,468

Audit fees	4,203	8,656	12,073	19,087	25,722

Reports to shareholder	7,232	6,374	8,294	12,179	13,671

Other fees	671	613	793	1,140	1,292

Fees waived and reimbursed by Manager (Note 2)	(5,828)	(4,322)	(5,335)	(7,437)	(7,001)

Total expenses	36,114	71,689	100,589	151,262	205,243
Net investment income	146,288	320,237	527,636	968,577	1,532,945
Net realized loss on sale of underlying Putnam Fund shares (Notes 1 and 3)	(976,022)	(1,052,882)	(1,019,304)	(757,474)	(1,103,937)

Capital gain distribution from underlying Putnam Fund shares	823,654	1,659,727	2,248,116	3,315,481	4,238,962

Net unrealized depreciation of underlying Putnam Fund shares during the year	(1,730,821)	(4,125,874)	(6,227,738)	(10,214,814)	(13,598,452)

Net loss on investments	(1,883,189)	(3,519,029)	(4,998,926)	(7,656,807)	(10,463,427)
Net decrease in net assets resulting from operations	$(1,736,901)	$(3,198,792)	$(4,471,290)	$(6,688,230)	$(8,930,482)

Statement of operations For the year ended 7/31/08 cont.

INVESTMENT INCOME	2025 Fund	2020 Fund	2015 Fund	2010 Fund	Maturity Fund

Income distributions from underlying Putnam Fund shares	$2,455,219	$3,274,288	$3,877,082	$2,230,151	$1,179,344

EXPENSES (NOTE 2)	2025 Fund	2020 Fund	2015 Fund	2010 Fund	Maturity Fund

Compensation of Manager (Note 2)	49,458	56,478	54,071	26,327	13,954

Distribution fees — Class A (Note 2)	143,727	173,825	183,086	82,465	47,950

Distribution fees — Class B (Note 2)	10,583	8,415	7,485	2,543	806

Distribution fees — Class C (Note 2)	1,842	1,920	2,180	1,208	11

Distribution fees — Class M (Note 2)	2,044	7,629	1,531	1,023	990

Distribution fees — Class R (Note 2)	2,606	2,152	1,001	1,525	592

Audit fees	32,816	37,468	35,868	17,505	9,250

Reports to shareholder	16,936	16,208	12,457	9,026	2,825

Other fees	1,554	1,507	1,143	834	273

Fees waived and reimbursed by Manager (Note 2)	(8,734)	(8,377)	(5,175)	(4,598)	(1,162)

Total expenses	252,832	297,225	293,647	137,858	75,489
Net investment income	2,202,387	2,977,063	3,583,435	2,092,293	1,103,855
Net realized loss on sale of underlying Putnam Fund shares (Notes 1 and 3)	(1,242,464)	(2,534,642)	(1,545,515)	(1,455,435)	(770,892)

Capital gain distribution from underlying Putnam Fund shares	4,765,801	4,612,956	2,844,702	810,385	315,911

Net unrealized depreciation of underlying Putnam Fund shares during the year	(15,763,707)	(15,029,143)	(11,600,661)	(3,429,225)	(1,455,306)

Net loss on investments	(12,240,370)	(12,950,829)	(10,301,474)	(4,074,275)	(1,910,287)
Net decrease in net assets resulting from operations	$(10,037,983)	$(9,973,766)	$(6,718,039)	$(1,981,982)	$(806,432)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

2050 Fund —	Year ended	Year ended
INCREASE (DECREASE) IN NET ASSETS	7/31/08	7/31/07

Operations:
Net investment income	$146,288	$83,209

Net realized gain (loss) on underlying
Putnam Fund shares	(152,368)	881,428

Net unrealized depreciation on
underlying Putnam Fund shares	(1,730,821)	(9,729)

Net increase (decrease) in net assets
resulting from operations	(1,736,901)	954,908
Distributions to shareholders (Note 1)

From ordinary income

Net investment income

Class A	(220,506)	(94,430)

Class B	(2,414)	(1,103)

Class C	(531)	(9)

Class M	(712)	(41)

Class R	(2,364)	(298)

Class Y	(98,324)	(29,289)

Net realized short-term gain on investments

Class A	(668,652)	(80,242)

Class B	(10,391)	(1,314)

Class C	(1,795)	(17)

Class M	(2,452)	(52)

Class R	(7,302)	(268)

Class Y	(269,850)	(23,127)

From net realized long-term gain on investments

Class A	(285,450)	(17,256)

Class B	(4,436)	(282)

Class C	(767)	(4)

Class M	(1,047)	(11)

Class R	(3,117)	(57)

Class Y	(115,200)	(4,974)

Redemption fees (Note 1)	—	15

Increase (decrease) from capital share
transactions (Note 4)	(1,103,515)	10,764,823

Total increase (decrease) in net assets	(4,535,726)	11,466,972

NET ASSETS

Beginning of year	15,424,448	3,957,476

End of year	$10,888,722	$15,424,448

Undistributed net investment income,
end of year	$130,350	$12,541

2045 Fund —	Year ended	Year ended
INCREASE (DECREASE) IN NET ASSETS	7/31/08	7/31/07

Operations:
Net investment income	$320,237	$354,242

Net realized gain on underlying
Putnam Fund shares	606,845	4,282,320

Net unrealized appreciation (depreciation)
on underlying Putnam Fund shares	(4,125,874)	12,371

Net increase (decrease) in net assets
resulting from operations	(3,198,792)	4,648,933
Distributions to shareholders (Note 1)

From ordinary income

Net investment income

Class A	(684,640)	(339,437)

Class B	(5,711)	(1,443)

Class C	(644)	(113)

Class M	(16)	(67)

Class R	(9,867)	(1,222)

Class Y	(251,520)	(211,147)

Net realized short-term gain on investments

Class A	(1,006,485)	(121,393)

Class B	(9,829)	(710)

Class C	(1,100)	(68)

Class M	(64)	(41)

Class R	(14,573)	(416)

Class Y	(341,149)	(68,070)

From net realized long-term gain on investments

Class A	(3,105,468)	(754,391)

Class B	(30,326)	(4,414)

Class C	(3,394)	(421)

Class M	(197)	(253)

Class R	(44,965)	(2,586)

Class Y	(1,052,599)	(423,018)

Redemption fees (Note 1)	1,630	261

Increase (decrease) from capital share
transactions (Note 4)	(3,152,893)	6,674,695

Total increase (decrease) in net assets	(12,912,602)	9,394,679

NET ASSETS

Beginning of year	34,974,213	25,579,534

End of year	$22,061,611	$34,974,213

Undistributed net investment income,
end of year	$14,804	$48,295

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets cont.

2040 Fund —	Year ended	Year ended
INCREASE (DECREASE) IN NET ASSETS	7/31/08	7/31/07

Operations:
Net investment income	$527,636	$537,180

Net realized gain on underlying Putnam
Fund shares	1,228,812	5,056,491

Net unrealized appreciation (depreciation)
on underlying Putnam Fund shares	(6,227,738)	400,403

Net increase (decrease) in net assets
resulting from operations	(4,471,290)	5,994,074
Distributions to shareholders (Note 1)

From ordinary income

Net investment income

Class A	(1,014,929)	(491,393)

Class B	(7,695)	(2,750)

Class C	(848)	(43)

Class M	(532)	(464)

Class R	(12,057)	(1,253)

Class Y	(356,992)	(262,203)

Net realized short-term gain on investments

Class A	(905,345)	(128,605)

Class B	(8,532)	(904)

Class C	(820)	(15)

Class M	(579)	(146)

Class R	(10,679)	(340)

Class Y	(295,594)	(61,966)

From net realized long-term gain on investments

Class A	(4,459,568)	(1,134,064)

Class B	(42,025)	(7,972)

Class C	(4,039)	(128)

Class M	(2,852)	(1,284)

Class R	(52,602)	(2,994)

Class Y	(1,456,042)	(546,427)

Redemption fees (Note 1)	14	15

Increase (decrease) from capital share
transactions (Note 4)	(2,752,018)	9,641,624

Total increase (decrease) in net assets	(15,855,024)	12,992,762

NET ASSETS

Beginning of year	47,567,103	34,574,341

End of year	$31,712,079	$47,567,103

Undistributed net investment income,
end of year	$70,293	$124,991

2035 Fund —	Year ended	Year ended
INCREASE (DECREASE) IN NET ASSETS	7/31/08	7/31/07

Operations:
Net investment income	$968,577	$977,180

Net realized gain on underlying Putnam
Fund shares	2,558,007	7,717,299

Net unrealized appreciation (depreciation)
on underlying Putnam Fund shares	(10,214,814)	448,665

Net increase (decrease) in net assets
resulting from operations	(6,688,230)	9,143,144
Distributions to shareholders (Note 1)

From ordinary income

Net investment income

Class A	(1,505,316)	(739,867)

Class B	(18,234)	(5,989)

Class C	(3,153)	(935)

Class M	(2,182)	(725)

Class R	(14,178)	(1,577)

Class Y	(731,993)	(520,626)

Net realized short-term gain on investments

Class A	(1,030,846)	(1,525)

Class B	(14,777)	(16)

Class C	(2,477)	(2)

Class M	(1,691)	(2)

Class R	(9,800)	(3)

Class Y	(467,071)	(971)

From net realized long-term gain on investments

Class A	(6,474,172)	(1,981,115)

Class B	(92,805)	(21,388)

Class C	(15,555)	(2,568)

Class M	(10,617)	(2,432)

Class R	(61,547)	(4,068)

Class Y	(2,933,416)	(1,261,419)

Redemption fees (Note 1)	21	192

Increase (decrease) from capital share
transactions (Note 4)	(4,423,962)	10,444,079

Total increase (decrease) in net assets	(24,502,001)	15,042,187

NET ASSETS

Beginning of year	73,582,408	58,540,221

End of year	$49,080,407	$73,582,408

Undistributed net investment income,
end of year	$185,759	$296,868

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets cont.

2030 Fund —	Year ended	Year ended
INCREASE (DECREASE) IN NET ASSETS	7/31/08	7/31/07

Operations:
Net investment income	$1,532,945	$1,586,690

Net realized gain on underlying Putnam
Fund shares	3,135,025	11,686,187

Net unrealized depreciation on underlying
Putnam Fund shares	(13,598,452)	(50,806)

Net increase (decrease) in net assets
resulting from operations	(8,930,482)	13,222,071
Distributions to shareholders (Note 1)

From ordinary income

Net investment income

Class A	(2,019,953)	(1,131,581)

Class B	(20,617)	(8,130)

Class C	(3,130)	(265)

Class M	(27,458)	(15,295)

Class R	(18,590)	(2,298)

Class Y	(1,088,427)	(836,925)

Net realized short-term gain on investments

Class A	(1,024,722)	(1,486)

Class B	(12,658)	(15)

Class C	(1,840)	(1)

Class M	(15,757)	(22)

Class R	(9,397)	(3)

Class Y	(514,573)	(1,000)

From net realized long-term gain on investments

Class A	(8,843,236)	(2,794,404)

Class B	(109,237)	(27,354)

Class C	(15,875)	(1,578)

Class M	(135,977)	(41,645)

Class R	(81,097)	(6,061)

Class Y	(4,440,710)	(1,880,333)

Redemption fees (Note 1)	1,120	80

Increase (decrease) from capital share
transactions (Note 4)	902,641	(2,876,149)

Total increase (decrease) in net assets	(26,409,975)	3,597,606

NET ASSETS

Beginning of year	93,326,621	89,729,015

End of year	$66,916,646	$93,326,621

Undistributed net investment income,
end of year	$437,992	$547,254

2025 Fund —	Year ended	Year ended
DECREASE IN NET ASSETS	7/31/08	7/31/07

Operations:
Net investment income	$2,202,387	$2,348,837

Net realized gain on underlying Putnam
Fund shares	3,523,337	14,920,405

Net unrealized depreciation on underlying
Putnam Fund shares	(15,763,707)	(275,035)

Net increase (decrease) in net assets
resulting from operations	(10,037,983)	16,994,207
Distributions to shareholders (Note 1)

From ordinary income

Net investment income

Class A	(2,485,024)	(1,476,514)

Class B	(38,146)	(15,423)

Class C	(6,391)	(2,156)

Class M	(10,290)	(4,808)

Class R	(16,477)	(2,938)

Class Y	(1,556,429)	(1,317,622)

Net realized short-term gain on investments

Class A	(1,132,503)	—

Class B	(20,754)	—

Class C	(3,420)	—

Class M	(5,335)	—

Class R	(7,551)	—

Class Y	(659,833)	—

From net realized long-term gain on investments

Class A	(10,912,418)	(3,869,888)

Class B	(199,976)	(51,783)

Class C	(32,951)	(7,656)

Class M	(51,411)	(15,943)

Class R	(72,757)	(7,627)

Class Y	(6,357,933)	(3,130,990)

Redemption fees (Note 1)	31	611

Decrease from capital share
transactions (Note 4)	(6,449,270)	(7,229,769)

Total decrease in net assets	(40,056,821)	(138,299)

NET ASSETS

Beginning of year	122,537,038	122,675,337

End of year	$82,480,217	$122,537,038

Undistributed net investment income,
end of year	$724,507	$913,377

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets cont.

2020 Fund —	Year ended	Year ended
DECREASE IN NET ASSETS	7/31/08	7/31/07

Operations:
Net investment income	$2,977,063	$3,308,724

Net realized gain on underlying Putnam
Fund shares	2,078,314	14,619,979

Net unrealized appreciation (depreciation)
on underlying Putnam Fund shares	(15,029,143)	794,587

Net increase (decrease) in net assets
resulting from operations	(9,973,766)	18,723,290
Distributions to shareholders (Note 1)

From ordinary income

Net investment income

Class A	(3,236,534)	(2,219,236)

Class B	(27,699)	(12,653)

Class C	(6,444)	(1,638)

Class M	(38,440)	(12,118)

Class R	(12,151)	(2,995)

Class Y	(1,659,018)	(1,513,866)

Net realized short-term gain on investments

Class A	(964,123)	(1,319)

Class B	(9,808)	(9)

Class C	(2,233)	(1)

Class M	(12,599)	(9)

Class R	(3,673)	(2)

Class Y	(460,179)	(826)

From net realized long-term gain on investments

Class A	(11,248,483)	(4,451,666)

Class B	(114,425)	(31,883)

Class C	(26,053)	(4,866)

Class M	(146,989)	(29,101)

Class R	(42,853)	(6,407)

Class Y	(5,368,941)	(2,786,572)

Redemption fees (Note 1)	175	126

Decrease from capital share transactions
(Note 4)	(19,176,770)	(20,049,758)

Total decrease in net assets	(52,531,006)	(12,401,509)

NET ASSETS

Beginning of year	143,494,226	155,895,735

End of year	$90,963,220	$143,494,226

Undistributed net investment income,
end of year	$1,128,824	$1,508,126

2015 Fund —	Year ended	Year ended
DECREASE IN NET ASSETS	7/31/08	7/31/07

Operations:
Net investment income	$3,583,435	$3,738,703

Net realized gain on underlying Putnam
Fund shares	1,299,187	9,775,654

Net unrealized appreciation (depreciation)
on underlying Putnam Fund shares	(11,600,661)	631,826

Net increase (decrease) in net assets
resulting from operations	(6,718,039)	14,146,183
Distributions to shareholders (Note 1)

From ordinary income

Net investment income

Class A	(3,287,903)	(2,262,336)

Class B	(26,188)	(14,895)

Class C	(5,865)	(4,122)

Class M	(6,216)	(3,083)

Class R	(5,780)	(268)

Class Y	(1,529,626)	(1,454,848)

Net realized short-term gain on investments

Class A	(501,590)	(14,418)

Class B	(4,863)	(115)

Class C	(1,124)	(36)

Class M	(1,058)	(25)

Class R	(889)	(2)

Class Y	(218,525)	(8,618)

From net realized long-term gain on investments

Class A	(7,458,574)	(3,687,110)

Class B	(72,311)	(29,361)

Class C	(16,719)	(9,131)

Class M	(15,727)	(6,322)

Class R	(13,217)	(479)

Class Y	(3,249,431)	(2,203,814)

Redemption fees (Note 1)	964	27

Decrease from capital share transactions
(Note 4)	(15,053,526)	(4,531,037)

Total decrease in net assets	(38,186,207)	(83,810)

NET ASSETS

Beginning of year	130,180,287	130,264,097

End of year	$91,994,080	$130,180,287

Undistributed net investment income,
end of year	$1,648,745	$1,968,901

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets cont.

2010 Fund —	Year ended	Year ended
DECREASE IN NET ASSETS	7/31/08	7/31/07

Operations:
Net investment income	$2,092,293	$2,614,121

Net realized gain (loss) on underlying Putnam
Fund shares	(645,050)	2,982,218

Net unrealized appreciation (depreciation)
on underlying Putnam Fund shares	(3,429,225)	856,306

Net increase (decrease) in net assets
resulting from operations	(1,981,982)	6,452,645
Distributions to shareholders (Note 1)

From ordinary income

Net investment income

Class A	(1,873,550)	(1,619,352)

Class B	(11,280)	(8,771)

Class C	(3,657)	(1,130)

Class M	(4,595)	(4,082)

Class R	(11,267)	(2,705)

Class Y	(888,858)	(1,140,275)

Net realized short-term gain on investments

Class A	(150,739)	(17,103)

Class B	(1,065)	(108)

Class C	(337)	(15)

Class M	(422)	(50)

Class R	(936)	(31)

Class Y	(67,552)	(11,264)

From net realized long-term gain on investments

Class A	(1,846,523)	(1,598,362)

Class B	(13,044)	(10,058)

Class C	(4,134)	(1,390)

Class M	(5,170)	(4,626)

Class R	(11,470)	(2,895)

Class Y	(827,498)	(1,052,719)

Redemption fees (Note 1)	238	1,258

Decrease from capital share transactions
(Note 4)	(15,345,661)	(22,502,346)

Total decrease in net assets	(23,049,502)	(21,523,379)

NET ASSETS

Beginning of year	65,002,769	86,526,148

End of year	$41,953,267	$65,002,769

Undistributed net investment income,
end of year	$952,804	$1,397,627

Maturity Fund —	Year ended	Year ended
DECREASE IN NET ASSETS	7/31/08	7/31/07

Operations:
Net investment income	$1,103,855	$1,457,065

Net realized gain (loss) on underlying Putnam
Fund shares	(454,981)	1,247,077

Net unrealized appreciation (depreciation)
on underlying Putnam Fund shares	(1,455,306)	541,555

Net increase (decrease) in net assets
resulting from operations	(806,432)	3,245,697
Distributions to shareholders (Note 1)

From ordinary income

Net investment income

Class A	(830,601)	(1,151,724)

Class B	(2,614)	(5,222)

Class C	(39)	(579)

Class M	(5,707)	(2,339)

Class R	(4,681)	(2,487)

Class Y	(378,217)	(418,150)

Net realized short-term gain on investments

Class A	(113,684)	(14,502)

Class B	(383)	(61)

Class C	(6)	(11)

Class M	(1,183)	(37)

Class R	(461)	(32)

Class Y	(41,763)	(4,384)

From net realized long-term gain on investments

Class A	(854,436)	(503,150)

Class B	(2,880)	(2,123)

Class C	(43)	(370)

Class M	(8,895)	(1,276)

Class R	(3,462)	(1,098)

Class Y	(313,887)	(152,111)

Redemption fees (Note 1)	816	579

Decrease from capital share transactions
(Note 4)	(7,746,813)	(13,515,229)

Total decrease in net assets	(11,115,371)	(12,528,609)

NET ASSETS

Beginning of year	32,695,884	45,224,493

End of year	$21,580,513	$32,695,884

Undistributed net investment income,
end of year	$4,337	$15,608

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
													Ratio of net
	Net asset value,		Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	beginning	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	investment income	investments	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Putnam RetirementReady 2050 Fund

Class A
July 31, 2008	$63.60	.63 [d]	(8.57)	(7.94)	(1.53)	(6.60)	(8.13)	—	$47.53	(14.25)	$7,132	.35 [d]	1.13 [d]	151.28
July 31, 2007	56.44	.52 [d]	8.65	9.17	(.99)	(1.02)	(2.01)	— [e]	63.60	16.35	10,042	.34 [d]	.81 [d]	67.99
July 31, 2006	54.36	.48 [d,f]	3.33	3.81	(.80)	(.93)	(1.73)	— [e]	56.44	7.07	2,852	.35 [d]	.86 [d,f]	96.90
July 31, 2005**	50.00	(.01) [d]	4.37	4.36	—	—	—	—	54.36	8.72 *	274	.09 *d	(.02) *d	24.76 *

Class B
July 31, 2008	$63.12	.17 [d]	(8.50)	(8.33)	(1.07)	(6.60)	(7.67)	—	$47.12	(14.91)	$119	1.10 [d]	.31 [d]	151.28
July 31, 2007	56.18	.07 [d]	8.59	8.66	(.70)	(1.02)	(1.72)	— [e]	63.12	15.50	143	1.09 [d]	.12 [d]	67.99
July 31, 2006	54.25	.24 [d,f]	3.14	3.38	(.52)	(.93)	(1.45)	— [e]	56.18	6.26	45	1.10 [d]	.43 [d,f]	96.90
July 31, 2005**	50.00	(.08) [d]	4.33	4.25	—	—	—	—	54.25	8.50 *	31	.28 *d	(.16) *d	24.76 *

Class C
July 31, 2008	$63.43	.15 [d]	(8.47)	(8.32)	(1.37)	(6.60)	(7.97)	—	$47.14	(14.90)	$34	1.10 [d]	.29 [d]	151.28
July 31, 2007	56.21	(.29) [d]	8.96	8.67	(.43)	(1.02)	(1.45)	— [e]	63.43	15.49	16	1.09 [d]	(.44) [d]	67.99
July 31, 2006	54.25	.73 [d,f]	2.66	3.39	(.50)	(.93)	(1.43)	— [e]	56.21	6.29	1	1.10 [d]	1.31 [d,f]	96.90
July 31, 2005**	50.00	(.08) [d]	4.33	4.25	—	—	—	—	54.25	8.50 *	4	.28 *d	(.16) *d	24.76 *

Class M
July 31, 2008	$63.41	.29 [d]	(8.49)	(8.20)	(1.34)	(6.60)	(7.94)	—	$47.27	(14.69)	$36	.85 [d]	.54 [d]	151.28
July 31, 2007	56.28	(.07) [d]	8.88	8.81	(.66)	(1.02)	(1.68)	— [e]	63.41	15.74	29	.84 [d]	(.11) [d]	67.99
July 31, 2006	54.28	.45 [d,f]	3.07	3.52	(.59)	(.93)	(1.52)	— [e]	56.28	6.52	3	.85 [d]	.78 [d,f]	96.90
July 31, 2005**	50.00	(.05) [d]	4.33	4.28	—	—	—	—	54.28	8.56 *	3	.22 *d	(.09) *d	24.76 *

Class R
July 31, 2008	$63.42	.39 [d]	(8.44)	(8.05)	(1.50)	(6.60)	(8.10)	—	$47.27	(14.47)	$150	.60 [d]	.73 [d]	151.28
July 31, 2007	56.37	.24 [d]	8.76	9.00	(.93)	(1.02)	(1.95)	— [e]	63.42	16.08	66	.59 [d]	.38 [d]	67.99
July 31, 2006	54.32	.22 [d,f]	3.43	3.65	(.67)	(.93)	(1.60)	— [e]	56.37	6.75	10	.60 [d]	.40 [d,f]	96.90
July 31, 2005**	50.00	(.02) [d]	4.34	4.32	—	—	—	—	54.32	8.64 *	1	.15 *d	(.04) *d	24.76 *

Class Y
July 31, 2008	$63.84	.71 [d]	(8.54)	(7.83)	(1.69)	(6.60)	(8.29)	—	$47.72	(14.04)	$3,417	.10 [d]	1.26 [d]	151.28
July 31, 2007	56.57	.58 [d]	8.77	9.35	(1.06)	(1.02)	(2.08)	— [e]	63.84	16.65	5,128	.09 [d]	.90 [d]	67.99
July 31, 2006	54.38	.62 [d,f]	3.34	3.96	(.84)	(.93)	(1.77)	— [e]	56.57	7.34	1,047	.10 [d]	1.09 [d,f]	96.90
July 31, 2005**	50.00	.03 [d]	4.35	4.38	—	—	—	—	54.38	8.76 *	134	.03 *d	.05 *d	24.76 *

See page 62 for Notes to Financial Highlights.

The accompanying notes are an integral part of these financial statements.

42	43

Financial highlights (For a common share outstanding throughout the period) cont.

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
													Ratio of net
	Net asset value,		Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	beginning	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	investment income	investments	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Putnam RetirementReady 2045 Fund

Class A
July 31, 2008	$79.24	.77 [d]	(9.11)	(8.34)	(2.79)	(16.76)	(19.55)	— [e]	$51.35	(13.88)	$14,332	.34 [d]	1.21 [d]	133.74
July 31, 2007	72.28	.74 [d]	10.94	11.68	(1.32)	(3.40)	(4.72)	— [e]	79.24	16.36	22,590	.33 [d]	.93 [d]	78.06
July 31, 2006	70.75	.83 [d,f]	4.42	5.25	(1.20)	(2.52)	(3.72)	— [e]	72.28	7.50	15,085	.35 [d]	1.14 [d,f]	55.76
July 31, 2005***	63.42	.28 [d]	7.63	7.91	(.58)	—	(.58)	—	70.75	12.51 *	8,136	.26 *d	.41 *d	42.17 *

Class B
July 31, 2008	$76.34	.27 [d]	(8.68)	(8.41)	(2.38)	(16.76)	(19.14)	— [e]	$48.79	(14.52)	$158	1.09 [d]	.45 [d]	133.74
July 31, 2007	69.98	.12 [d]	10.60	10.72	(.96)	(3.40)	(4.36)	— [e]	76.34	15.49	158	1.08 [d]	.16 [d]	78.06
July 31, 2006	68.83	(.01) [d,f]	4.59	4.58	(.91)	(2.52)	(3.43)	— [e]	69.98	6.71	81	1.10 [d]	(.01) [d,f]	55.76
July 31, 2005***	62.00	(.24) [d]	7.58	7.34	(.51)	—	(.51)	—	68.83	11.87 *	17	.82 *d	(.37) *d	42.17 *

Class C
July 31, 2008	$76.85	.23 [d]	(8.71)	(8.48)	(2.40)	(16.76)	(19.16)	— [e]	$49.21	(14.52)	$20	1.09 [d]	.40 [d]	133.74
July 31, 2007	70.27	.09 [d]	10.67	10.76	(.78)	(3.40)	(4.18)	— [e]	76.85	15.48	17	1.08 [d]	.12 [d]	78.06
July 31, 2006	68.84	.32 [d,f]	4.26	4.58	(.63)	(2.52)	(3.15)	— [e]	70.27	6.70	9	1.10 [d]	.46 [d,f]	55.76
July 31, 2005***	62.00	(.26) [d]	7.61	7.35	(.51)	—	(.51)	—	68.84	11.89 *	10	.82 *d	(.39) *d	42.17 *

Class M
July 31, 2008	$77.20	.07 [d]	(8.66)	(8.59)	(1.04)	(16.76)	(17.80)	.02	$50.83	(14.29)	$7	.84 [d]	.13 [d]	133.74
July 31, 2007	70.38	.42 [d]	10.57	10.99	(.77)	(3.40)	(4.17)	— [e]	77.20	15.79	1	.83 [d]	.54 [d]	78.06
July 31, 2006	68.94	.51 [d,f]	4.26	4.77	(.81)	(2.52)	(3.33)	— [e]	70.38	6.97	8	.85 [d]	.72 [d,f]	55.76
July 31, 2005***	62.00	(.06) [d]	7.54	7.48	(.54)	—	(.54)	—	68.94	12.09 *	9	.64 *d	(.09) *d	42.17 *

Class R
July 31, 2008	$80.59	.50 [d]	(9.18)	(8.68)	(2.78)	(16.76)	(19.54)	.01	$52.38	(14.08)	$364	.59 [d]	.82 [d]	133.74
July 31, 2007	73.67	.42 [d]	11.28	11.70	(1.38)	(3.40)	(4.78)	— [e]	80.59	16.09	193	.58 [d]	.52 [d]	78.06
July 31, 2006 [1]	72.20	(.06) [d,f]	1.53	1.47	—	—	—	— [e]	73.67	2.04 *	19	.36 *d	(.09) *d,f	55.76
December 19, 2005 [2]	69.06	1.48 [d]	1.66	3.14	—	—	—	—	72.20	4.55 *	—	.23 *d	2.12 d*	36.08 *
July 31, 2005***	62.00	.30 [d]	7.32	7.62	(.56)	—	(.56)	—	69.06	12.33 *	1	.45 *d	.45 *d	42.17 *

Class Y
July 31, 2008	$87.06	.93 [d]	(10.16)	(9.23)	(3.02)	(16.76)	(19.78)	— [e]	$58.05	(13.66)	$7,181	.09 [d]	1.29 [d]	133.74
July 31, 2007	78.94	1.08 [d]	11.90	12.98	(1.46)	(3.40)	(4.86)	— [e]	87.06	16.66	12,015	.08 [d]	1.25 [d]	78.06
July 31, 2006	76.88	1.09 [d,f]	4.82	5.91	(1.33)	(2.52)	(3.85)	— [e]	78.94	7.77	10,378	.10 [d]	1.37 [d,f]	36.08
July 31, 2005***	68.76	.46 [d]	8.26	8.72	(.60)	—	(.60)	—	76.88	12.72 *	7,926	.07 *d	.63 *d	42.17 *

See page 62 for Notes to Financial Highlights.

The accompanying notes are an integral part of these financial statements.

44	45

Financial highlights (For a common share outstanding throughout the period) cont.

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
													Ratio of net
	Net asset value,		Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	beginning	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	investment income	investments	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Putnam RetirementReady 2040 Fund

Class A
July 31, 2008	$78.37	.93 [d]	(9.18)	(8.25)	(2.79)	(14.77)	(17.56)	— [e]	$52.56	(13.48)	$20,919	.34 [d]	1.44 [d]	133.96
July 31, 2007	72.11	.87 [d]	10.34	11.21	(1.39)	(3.56)	(4.95)	— [e]	78.37	15.77	30,802	.33 [d]	1.11 [d]	60.17
July 31, 2006	70.81	.89 [d,f]	4.28	5.17	(1.18)	(2.69)	(3.87)	— [e]	72.11	7.38	21,829	.35 [d]	1.24 [d,f]	54.52
July 31, 2005***	63.50	.32 [d]	7.51	7.83	(.52)	—	(.52)	— [e]	70.81	12.37 *	12,230	.26 *d	.48 *d	39.79 *

Class B
July 31, 2008	$75.43	.30 [d]	(8.64)	(8.34)	(2.25)	(14.77)	(17.02)	— [e]	$50.07	(14.12)	$338	1.09 [d]	.50 [d]	133.96
July 31, 2007	69.82	.23 [d]	10.04	10.27	(1.10)	(3.56)	(4.66)	— [e]	75.43	14.91	278	1.08 [d]	.30 [d]	60.17
July 31, 2006	68.82	.15 [d,f]	4.34	4.49	(.80)	(2.69)	(3.49)	— [e]	69.82	6.58	127	1.10 [d]	.22 [d,f]	54.52
July 31, 2005***	62.00	(.25) [d]	7.52	7.27	(.45)	—	(.45)	— [e]	68.82	11.75 *	37	.82 *d	(.38) *d	39.79 *

Class C
July 31, 2008	$75.69	.34 [d]	(8.67)	(8.33)	(2.58)	(14.77)	(17.35)	— [e]	$50.01	(14.11)	$30	1.09 [d]	.57 [d]	133.96
July 31, 2007	70.00	.03 [d]	10.28	10.31	(1.06)	(3.56)	(4.62)	— [e]	75.69	14.92	18	1.08 [d]	.05 [d]	60.17
July 31, 2006	68.83	.32 [d,f]	4.18	4.50	(.64)	(2.69)	(3.33)	— [e]	70.00	6.60	2	1.10 [d]	.46 [d,f]	54.52
July 31, 2005***	62.00	.06 [d]	7.22	7.28	(.45)	—	(.45)	— [e]	68.83	11.77 *	1	.82 *d	.09 *d	39.79 *

Class M
July 31, 2008	$75.81	.53 [d]	(8.78)	(8.25)	(2.29)	(14.77)	(17.06)	— [e]	$50.50	(13.90)	$9	.84 [d]	.88 [d]	133.96
July 31, 2007	70.03	.57 [d]	9.93	10.50	(1.16)	(3.56)	(4.72)	— [e]	75.81	15.19	14	.83 [d]	.76 [d]	60.17
July 31, 2006	68.88	.45 [d,f]	4.22	4.67	(.83)	(2.69)	(3.52)	— [e]	70.03	6.85	23	.85 [d]	.64 [d,f]	54.52
July 31, 2005***	62.00	.07 [d]	7.33	7.40	(.52)	—	(.52)	— [e]	68.88	11.96 *	11	.64 *d	.11 *d	39.79 *

Class R
July 31, 2008	$79.90	.60 [d]	(9.20)	(8.60)	(2.81)	(14.77)	(17.58)	— [e]	$53.72	(13.68)	$499	.59 [d]	.98 [d]	133.96
July 31, 2007	73.56	.61 [d]	10.63	11.24	(1.34)	(3.56)	(4.90)	— [e]	79.90	15.49	158	.58 [d]	.75 [d]	60.17
July 31, 2006 [1]	72.11	.04 [d,f]	1.41	1.45	—	—	—	— [e]	73.56	2.01 *	46	.36 *d	.05 *d,f	54.52
December 19, 2005 [2]	69.04	1.47 [d]	1.60	3.07	—	—	—	—	72.11	4.45 *	—	.23 *d	2.10 *d	39.73 *
July 31, 2005***	62.00	.31 [d]	7.23	7.54	(.50)	—	(.50)	— [e]	69.04	12.20 *	1	.45 *d	.47 *d	39.79 *

Class Y
July 31, 2008	$85.80	1.09 [d]	(10.15)	(9.06)	(3.01)	(14.77)	(17.78)	— [e]	$58.96	(13.26)	$9,917	.09 [d]	1.50 [d]	133.96
July 31, 2007	78.47	1.19 [d]	11.24	12.43	(1.54)	(3.56)	(5.10)	— [e]	85.80	16.06	16,298	.08 [d]	1.39 [d]	60.17
July 31, 2006	76.67	1.15 [d,f]	4.65	5.80	(1.31)	(2.69)	(4.00)	— [e]	78.47	7.66	12,548	.10 [d]	1.46 [d,f]	54.52
July 31, 2005***	68.61	.50 [d]	8.10	8.60	(.54)	—	(.54)	— [e]	76.67	12.58 *	8,983	.07 *d	.68 *d	39.79 *

See page 62 for Notes to Financial Highlights.

The accompanying notes are an integral part of these financial statements.

46	47

Financial highlights (For a common share outstanding throughout the period) cont.

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
													Ratio of net
	Net asset value,		Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	beginning	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	investment income	investments	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Putnam RetirementReady 2035 Fund

Class A
July 31, 2008	$75.48	1.03 [d]	(8.57)	(7.54)	(2.81)	(14.03)	(16.84)	— [e]	$51.10	(12.79)	$29,945	.34 [d]	1.65 [d]	126.79
July 31, 2007	70.33	.98 [d]	9.53	10.51	(1.46)	(3.90)	(5.36)	— [e]	75.48	15.18	43,169	.33 [d]	1.30 [d]	58.16
July 31, 2006	69.50	1.00 [d,f]	3.73	4.73	(1.25)	(2.65)	(3.90)	— [e]	70.33	6.87	31,513	.35 [d]	1.41 [d,f]	51.70
July 31, 2005***	62.61	.38 [d]	6.96	7.34	(.45)	—	(.45)	—	69.50	11.76 *	21,274	.26 *d	.58 *d	36.45 *

Class B
July 31, 2008	$72.25	.49 [d]	(8.08)	(7.59)	(2.38)	(14.03)	(16.41)	— [e]	$48.25	(13.46)	$486	1.09 [d]	.85 [d]	126.79
July 31, 2007	67.68	.40 [d]	9.16	9.56	(1.09)	(3.90)	(4.99)	— [e]	72.25	14.32	510	1.08 [d]	.55 [d]	58.16
July 31, 2006	67.35	.38 [d,f]	3.68	4.06	(1.08)	(2.65)	(3.73)	— [e]	67.68	6.08	308	1.10 [d]	.55 [d,f]	51.70
July 31, 2005***	61.00	(.08) [d]	6.87	6.79	(.44)	—	(.44)	—	67.35	11.15 *	67	.82 *d	(.13) *d	36.45 *

Class C
July 31, 2008	$72.42	.45 [d]	(8.05)	(7.60)	(2.45)	(14.03)	(16.48)	— [e]	$48.34	(13.45)	$108	1.09 [d]	.78 [d]	126.79
July 31, 2007	68.13	.42 [d]	9.19	9.61	(1.42)	(3.90)	(5.32)	— [e]	72.42	14.31	83	1.08 [d]	.58 [d]	58.16
July 31, 2006	67.41	.18 [d,f]	3.92	4.10	(.73)	(2.65)	(3.38)	— [e]	68.13	6.13	7	1.10 [d]	.26 [d,f]	51.70
July 31, 2005***	61.00	.10 [d]	6.69	6.79	(.38)	—	(.38)	—	67.41	11.15 *	1	.82 *d	.15 *d	36.45 *

Class M
July 31, 2008	$72.84	.63 [d]	(8.14)	(7.51)	(2.49)	(14.03)	(16.52)	— [e]	$48.81	(13.23)	$53	.84 [d]	1.08 [d]	126.79
July 31, 2007	68.10	.54 [d]	9.26	9.80	(1.16)	(3.90)	(5.06)	— [e]	72.84	14.60	63	.83 [d]	.74 [d]	58.16
July 31, 2006	67.47	.56 [d,f]	3.69	4.25	(.97)	(2.65)	(3.62)	— [e]	68.10	6.35	37	.85 [d]	.82 [d,f]	51.70
July 31, 2005***	61.00	(.01) [d]	6.92	6.91	(.44)	—	(.44)	—	67.47	11.35 *	20	.64 *d	(.02) *d	36.45 *

Class R
July 31, 2008	$74.06	.74 [d]	(8.23)	(7.49)	(2.79)	(14.03)	(16.82)	— [e]	$49.75	(13.01)	$500	.59 [d]	1.28 [d]	126.79
July 31, 2007	69.31	.63 [d]	9.53	10.16	(1.51)	(3.90)	(5.41)	— [e]	74.06	14.89	302	.58 [d]	.83 [d]	58.16
July 31, 2006	67.61	.65 [d,f]	3.70	4.35	—	(2.65)	(2.65)	— [e]	69.31	6.48	25	.60 [d]	.96 [d,f]	51.70
July 31, 2005***	61.00	.35 [d]	6.70	7.05	(.44)	—	(.44)	—	67.61	11.58 *	1	.45 *d	.52 *d	36.45 *

Class Y
July 31, 2008	$82.84	1.24 [d]	(9.55)	(8.31)	(3.02)	(14.03)	(17.05)	— [e]	$57.48	(12.61)	$17,989	.09 [d]	1.77 [d]	126.79
July 31, 2007	76.67	1.30 [d]	10.38	11.68	(1.61)	(3.90)	(5.51)	— [e]	82.84	15.47	29,456	.08 [d]	1.57 [d]	58.16
July 31, 2006	75.37	1.25 [d,f]	4.09	5.34	(1.39)	(2.65)	(4.04)	— [e]	76.67	7.16	26,650	.10 [d]	1.63 [d,f]	51.70
July 31, 2005***	67.76	.56 [d]	7.52	8.08	(.47)	—	(.47)	—	75.37	11.96 *	20,730	.07 *d	.77 *d	36.45 *

See page 62 for Notes to Financial Highlights.

The accompanying notes are an integral part of these financial statements.

48	49

Financial highlights (For a common share outstanding throughout the period) cont.

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
													Ratio of net
	Net asset value,		Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	beginning	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	investment income	investments	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Putnam RetirementReady 2030 Fund

Class A
July 31, 2008	$74.13	1.18 [d]	(8.12)	(6.94)	(2.82)	(13.78)	(16.60)	— [e]	$50.59	(12.03)	$38,938	.34 [d]	1.93 [d]	122.17
July 31, 2007	69.46	1.11 [d]	8.84	9.95	(1.52)	(3.76)	(5.28)	— [e]	74.13	14.57	55,378	.32 [d]	1.50 [d]	65.00
July 31, 2006	68.65	1.10 [d,f]	3.36	4.46	(1.28)	(2.37)	(3.65)	— [e]	69.46	6.57	46,153	.35 [d]	1.57 [d,f]	48.81
July 31, 2005***	62.16	.44 [d]	6.47	6.91	(.42)	—	(.42)	—	68.65	11.14 *	32,720	.26 *d	.66 *d	34.59 *

Class B
July 31, 2008	$71.81	.61 [d]	(7.74)	(7.13)	(2.33)	(13.78)	(16.11)	— [e]	$48.57	(12.70)	$687	1.09 [d]	1.07 [d]	122.17
July 31, 2007	67.56	.53 [d]	8.60	9.13	(1.12)	(3.76)	(4.88)	— [e]	71.81	13.70	609	1.07 [d]	.74 [d]	65.00
July 31, 2006	67.07	.59 [d,f]	3.25	3.84	(.98)	(2.37)	(3.35)	— [e]	67.56	5.77	302	1.10 [d]	.86 [d,f]	48.81
July 31, 2005***	61.00	(.13) [d]	6.55	6.42	(.35)	—	(.35)	—	67.07	10.54 *	225	.82 *d	(.20) *d	34.59 *

Class C
July 31, 2008	$72.17	.59 [d]	(7.77)	(7.18)	(2.43)	(13.78)	(16.21)	— [e]	$48.78	(12.72)	$118	1.09 [d]	1.03 [d]	122.17
July 31, 2007	67.43	.33 [d]	8.80	9.13	(.63)	(3.76)	(4.39)	— [e]	72.17	13.71	90	1.07 [d]	.45 [d]	65.00
July 31, 2006	67.06	.64 [d,f]	3.20	3.84	(1.10)	(2.37)	(3.47)	— [e]	67.43	5.77	43	1.10 [d]	.95 [d,f]	48.81
July 31, 2005***	61.00	(.06) [d]	6.47	6.41	(.35)	—	(.35)	—	67.06	10.52 *	22	.82 *d	(.10) *d	34.59 *

Class M
July 31, 2008	$71.92	.80 [d]	(7.80)	(7.00)	(2.49)	(13.78)	(16.27)	— [e]	$48.65	(12.49)	$691	.84 [d]	1.38 [d]	122.17
July 31, 2007	67.73	.75 [d]	8.58	9.33	(1.38)	(3.76)	(5.14)	— [e]	71.92	13.99	776	.82 [d]	1.04 [d]	65.00
July 31, 2006	67.14	.37 [d,f]	3.64	4.01	(1.05)	(2.37)	(3.42)	— [e]	67.73	6.03	604	.85 [d]	.54 [d,f]	48.81
July 31, 2005***	61.00	.02 [d]	6.52	6.54	(.40)	—	(.40)	—	67.14	10.74 *	43	.64 *d	.03 *d	34.59 *

Class R
July 31, 2008	$72.08	.87 [d]	(7.71)	(6.84)	(2.83)	(13.78)	(16.61)	— [e]	$48.63	(12.28)	$704	.59 [d]	1.57 [d]	122.17
July 31, 2007	67.75	.80 [d]	8.72	9.52	(1.43)	(3.76)	(5.19)	— [e]	72.08	14.27	246	.57 [d]	1.10 [d]	65.00
July 31, 2006	67.27	.87 [d,f]	3.31	4.18	(1.33)	(2.37)	(3.70)	— [e]	67.75	6.29	81	.60 [d]	1.28 [d,f]	48.81
July 31, 2005***	61.00	.39 [d]	6.28	6.67	(.40)	—	(.40)	—	67.27	10.96 *	1	.45 *d	.58 *d	34.59 *

Class Y
July 31, 2008	$80.65	1.41 [d]	(8.97)	(7.56)	(3.03)	(13.78)	(16.81)	— [e]	$56.28	(11.84)	$25,779	.09 [d]	2.09 [d]	122.17
July 31, 2007	75.11	1.43 [d]	9.54	10.97	(1.67)	(3.76)	(5.43)	— [e]	80.65	14.85	36,228	.07 [d]	1.78 [d]	65.00
July 31, 2006	73.90	1.35 [d,f]	3.65	5.00	(1.42)	(2.37)	(3.79)	— [e]	75.11	6.84	42,547	.10 [d]	1.79 [d,f]	48.81
July 31, 2005***	66.78	.57 [d]	6.99	7.56	(.44)	—	(.44)	—	73.90	11.35 *	37,340	.07 *d	.81 *d	34.59 *

See page 62 for Notes to Financial Highlights.

The accompanying notes are an integral part of these financial statements.

50	51

Financial highlights (For a common share outstanding throughout the period) cont.

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
													Ratio of net
	Net asset value,		Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	beginning	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	investment income	investments	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Putnam RetirementReady 2025 Fund

Class A
July 31, 2008	$77.02	1.40 [d]	(8.03)	(6.63)	(2.91)	(14.09)	(17.00)	— [e]	$53.39	(11.07)	$46,218	.34 [d]	2.18 [d]	118.18
July 31, 2007	72.98	1.29 [d]	8.69	9.98	(1.64)	(4.30)	(5.94)	— [e]	77.02	13.91	68,996	.32 [d]	1.67 [d]	62.81
July 31, 2006	72.26	1.27 [d,f]	3.15	4.42	(1.36)	(2.34)	(3.70)	— [e]	72.98	6.19	61,670	.35 [d]	1.74 [d,f]	53.14
July 31, 2005***	65.75	.52 [d]	6.39	6.91	(.40)	—	(.40)	— [e]	72.26	10.53 *	48,529	.26 *d	.75 *d	25.48 *

Class B
July 31, 2008	$73.72	.84 [d]	(7.58)	(6.74)	(2.44)	(14.09)	(16.53)	— [e]	$50.45	(11.74)	$928	1.09 [d]	1.40 [d]	118.18
July 31, 2007	70.26	.67 [d]	8.37	9.04	(1.28)	(4.30)	(5.58)	— [e]	73.72	13.06	1,144	1.07 [d]	.90 [d]	62.81
July 31, 2006	69.94	.59 [d,f]	3.16	3.75	(1.09)	(2.34)	(3.43)	— [e]	70.26	5.40	717	1.10 [d]	.84 [d,f]	53.14
July 31, 2005***	64.00	(.05) [d]	6.38	6.33	(.39)	—	(.39)	— [e]	69.94	9.91 *	211	.82 *d	(.08) *d	25.48 *

Class C
July 31, 2008	$73.99	.83 [d]	(7.60)	(6.77)	(2.48)	(14.09)	(16.57)	— [e]	$50.65	(11.74)	$151	1.09 [d]	1.39 [d]	118.18
July 31, 2007	70.43	.68 [d]	8.39	9.07	(1.21)	(4.30)	(5.51)	— [e]	73.99	13.07	181	1.07 [d]	.91 [d]	62.81
July 31, 2006	70.00	.53 [d,f]	3.22	3.75	(.98)	(2.34)	(3.32)	— [e]	70.43	5.41	103	1.10 [d]	.74 [d,f]	53.14
July 31, 2005***	64.00	(.04) [d]	6.36	6.32	(.32)	—	(.32)	— [e]	70.00	9.89 *	45	.82 *d	(.05) *d	25.48 *

Class M
July 31, 2008	$74.22	1.01 [d]	(7.66)	(6.65)	(2.56)	(14.09)	(16.65)	— [e]	$50.92	(11.53)	$120	.84 [d]	1.67 [d]	118.18
July 31, 2007	70.55	.87 [d]	8.40	9.27	(1.30)	(4.30)	(5.60)	— [e]	74.22	13.34	295	.82 [d]	1.16 [d]	62.81
July 31, 2006	70.06	.84 [d,f]	3.09	3.93	(1.10)	(2.34)	(3.44)	— [e]	70.55	5.66	264	.85 [d]	1.19 [d,f]	53.14
July 31, 2005***	64.00	.11 [d]	6.35	6.46	(.40)	—	(.40)	— [e]	70.06	10.12 *	173	.64 *d	.17 *d	25.48 *

Class R
July 31, 2008	$74.22	1.02 [d]	(7.49)	(6.47)	(2.89)	(14.09)	(16.98)	— [e]	$50.77	(11.30)	$697	.59 [d]	1.77 [d]	118.18
July 31, 2007	70.70	.98 [d]	8.50	9.48	(1.66)	(4.30)	(5.96)	— [e]	74.22	13.64	284	.57 [d]	1.31 [d]	62.81
July 31, 2006	70.21	.65 [d,f]	3.47	4.12	(1.29)	(2.34)	(3.63)	— [e]	70.70	5.93	111	.60 [d]	.97 [d,f]	53.14
July 31, 2005***	64.00	.42 [d]	6.17	6.59	(.38)	—	(.38)	— [e]	70.21	10.31 *	1	.45 *d	.64 *d	25.48 *

Class Y
July 31, 2008	$77.39	1.50 [d]	(8.00)	(6.50)	(3.13)	(14.09)	(17.22)	— [e]	$53.67	(10.85)	$34,366	.09 [d]	2.32 [d]	118.18
July 31, 2007	73.28	1.52 [d]	8.70	10.22	(1.81)	(4.30)	(6.11)	— [e]	77.39	14.20	51,638	.07 [d]	1.96 [d]	62.81
July 31, 2006	72.50	1.42 [d,f]	3.21	4.63	(1.51)	(2.34)	(3.85)	— [e]	73.28	6.47	59,810	.10 [d]	1.93 [d,f]	53.14
July 31, 2005***	65.87	.63 [d]	6.42	7.05	(.42)	—	(.42)	— [e]	72.50	10.72 *	60,668	.07 *d	.90 *d	25.48 *

See page 62 for Notes to Financial Highlights.

The accompanying notes are an integral part of these financial statements.

52	53

Financial highlights (For a common share outstanding throughout the period) cont.

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
													Ratio of net
	Net asset value,		Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	beginning	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	investment income	investments	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Putnam RetirementReady 2020 Fund

Class A
July 31, 2008	$69.20	1.55 [d]	(6.89)	(5.34)	(2.68)	(10.11)	(12.79)	— [e]	$51.07	(9.55)	$53,340	.34 [d]	2.58 [d]	115.17
July 31, 2007	66.20	1.39 [d]	6.67	8.06	(1.68)	(3.38)	(5.06)	— [e]	69.20	12.36	88,759	.32 [d]	1.99 [d]	56.03
July 31, 2006	66.06	1.28 [d,f]	1.90	3.18	(1.33)	(1.71)	(3.04)	— [e]	66.20	4.86	81,232	.35 [d]	1.93 [d,f]	46.91
July 31, 2005***	60.69	.54 [d]	5.16	5.70	(.33)	—	(.33)	—	66.06	9.41 *	53,180	.26 *d	.85 *d	30.16 *

Class B
July 31, 2008	$67.43	.99 [d]	(6.63)	(5.64)	(2.25)	(10.11)	(12.36)	— [e]	$49.43	(10.26)	$794	1.09 [d]	1.75 [d]	115.17
July 31, 2007	64.77	.84 [d]	6.54	7.38	(1.34)	(3.38)	(4.72)	— [e]	67.43	11.53	750	1.07 [d]	1.23 [d]	56.03
July 31, 2006	64.94	.77 [d,f]	1.87	2.64	(1.10)	(1.71)	(2.81)	— [e]	64.77	4.08	543	1.10 [d]	1.18 [d,f]	46.91
July 31, 2005***	60.00	.08 [d]	5.18	5.26	(.32)	—	(.32)	—	64.94	8.79 *	241	.82 *d	.12 *d	30.16 *

Class C
July 31, 2008	$67.77	1.00 [d]	(6.66)	(5.66)	(2.30)	(10.11)	(12.41)	— [e]	$49.70	(10.24)	$236	1.09 [d]	1.77 [d]	115.17
July 31, 2007	64.89	.80 [d]	6.60	7.40	(1.14)	(3.38)	(4.52)	— [e]	67.77	11.53	178	1.07 [d]	1.16 [d]	56.03
July 31, 2006	64.97	.76 [d,f]	1.87	2.63	(1.00)	(1.71)	(2.71)	— [e]	64.89	4.06	109	1.10 [d]	1.16 [d,f]	46.91
July 31, 2005***	60.00	.08 [d]	5.19	5.27	(.30)	—	(.30)	—	64.97	8.79 *	61	.82 *d	.12 *d	30.16 *

Class M
July 31, 2008	$67.79	1.17 [d]	(6.69)	(5.52)	(2.43)	(10.11)	(12.54)	— [e]	$49.73	(10.03)	$440	.84 [d]	2.03 [d]	115.17
July 31, 2007	64.99	.99 [d]	6.60	7.59	(1.41)	(3.38)	(4.79)	— [e]	67.79	11.82	1,056	.82 [d]	1.44 [d]	56.03
July 31, 2006	65.05	.97 [d,f]	1.83	2.80	(1.15)	(1.71)	(2.86)	— [e]	64.99	4.34	535	.85 [d]	1.49 [d,f]	46.91
July 31, 2005***	60.00	.19 [d]	5.20	5.39	(.34)	—	(.34)	—	65.05	9.00 *	276	.64 *d	.30 *d	30.16 *

Class R
July 31, 2008	$67.88	1.20 [d]	(6.56)	(5.36)	(2.64)	(10.11)	(12.75)	— [e]	$49.77	(9.78)	$612	.59 [d]	2.17 [d]	115.17
July 31, 2007	65.08	1.16 [d]	6.60	7.76	(1.58)	(3.38)	(4.96)	— [e]	67.88	12.09	232	.57 [d]	1.69 [d]	56.03
July 31, 2006	65.23	1.18 [d,f]	1.81	2.99	(1.43)	(1.71)	(3.14)	— [e]	65.08	4.62	102	.60 [d]	1.81 [d,f]	46.91
July 31, 2005***	60.00	.44 [d]	5.10	5.54	(.31)	—	(.31)	—	65.23	9.25 *	1	.45 *d	.71 *d	30.16 *

Class Y
July 31, 2008	$74.57	1.80 [d]	(7.48)	(5.68)	(2.88)	(10.11)	(12.99)	— [e]	$55.90	(9.33)	$35,542	.09 [d]	2.76 [d]	115.17
July 31, 2007	70.95	1.69 [d]	7.14	8.83	(1.83)	(3.38)	(5.21)	— [e]	74.57	12.63	52,519	.07 [d]	2.26 [d]	56.03
July 31, 2006	70.54	1.56 [d,f]	2.03	3.59	(1.47)	(1.71)	(3.18)	— [e]	70.95	5.13	73,375	.10 [d]	2.18 [d,f]	46.91
July 31, 2005***	64.69	.68 [d]	5.52	6.20	(.35)	—	(.35)	—	70.54	9.60 *	66,682	.07 *d	1.01 *d	30.16 *

See page 62 for Notes to Financial Highlights.

The accompanying notes are an integral part of these financial statements.

54	55

Financial highlights (For a common share outstanding throughout the period) cont.

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
													Ratio of net
	Net asset value,		Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	beginning	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	investment income	investments	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Putnam RetirementReady 2015 Fund

Class A
July 31, 2008	$67.89	1.99 [d]	(5.89)	(3.90)	(2.79)	(6.74)	(9.53)	— [e]	$54.46	(6.78)	$62,496	.34 [d]	3.25 [d]	108.96
July 31, 2007	65.72	1.74 [d]	4.98	6.72	(1.73)	(2.82)	(4.55)	— [e]	67.89	10.37	83,238	.32 [d]	2.55 [d]	68.94
July 31, 2006	67.28	1.54 [d,f]	.93	2.47	(1.60)	(2.43)	(4.03)	— [e]	65.72	3.71	66,033	.35 [d]	2.31 [d,f]	62.70
July 31, 2005***	62.62	.66 [d]	4.28	4.94	(.28)	—	(.28)	—	67.28	7.90 *	56,457	.26 *d	1.01 *d	26.37 *

Class B
July 31, 2008	$66.22	1.47 [d]	(5.72)	(4.25)	(2.29)	(6.74)	(9.03)	— [e]	$52.94	(7.48)	$465	1.09 [d]	2.48 [d]	108.96
July 31, 2007	64.39	1.20 [d]	4.88	6.08	(1.43)	(2.82)	(4.25)	— [e]	66.22	9.55	781	1.07 [d]	1.80 [d]	68.94
July 31, 2006	66.27	.95 [d,f]	1.00	1.95	(1.40)	(2.43)	(3.83)	— [e]	64.39	2.95	372	1.10 [d]	1.46 [d,f]	62.70
July 31, 2005***	62.00	.22 [d]	4.30	4.52	(.25)	—	(.25)	—	66.27	7.30 *	165	.82 *d	.35 *d	26.37 *

Class C
July 31, 2008	$66.35	1.44 [d]	(5.70)	(4.26)	(2.22)	(6.74)	(8.96)	— [e]	$53.13	(7.47)	$363	1.09 [d]	2.47 [d]	108.96
July 31, 2007	64.37	1.18 [d]	4.89	6.07	(1.27)	(2.82)	(4.09)	— [e]	66.35	9.54	168	1.07 [d]	1.77 [d]	68.94
July 31, 2006	66.25	1.01 [d,f]	.93	1.94	(1.39)	(2.43)	(3.82)	— [e]	64.37	2.93	231	1.10 [d]	1.56 [d,f]	62.70
July 31, 2005***	62.00	.25 [d]	4.28	4.53	(.28)	—	(.28)	—	66.25	7.32 *	90	.82 *d	.38 *d	26.37 *

Class M
July 31, 2008	$66.75	1.57 [d]	(5.69)	(4.12)	(2.50)	(6.74)	(9.24)	— [e]	$53.39	(7.24)	$499	.84 [d]	2.71 [d]	108.96
July 31, 2007	64.67	1.37 [d]	4.90	6.27	(1.37)	(2.82)	(4.19)	— [e]	66.75	9.82	156	.82 [d]	2.03 [d]	68.94
July 31, 2006	66.38	1.24 [d,f]	.87	2.11	(1.39)	(2.43)	(3.82)	— [e]	64.67	3.19	139	.85 [d]	1.89 [d,f]	62.70
July 31, 2005***	62.00	.35 [d]	4.30	4.65	(.27)	—	(.27)	—	66.38	7.52 *	142	.64 *d	.54 *d	26.37 *

Class R
July 31, 2008	$66.79	1.71 [d]	(5.69)	(3.98)	(2.76)	(6.74)	(9.50)	— [e]	$53.31	(7.02)	$340	.59 [d]	2.96 [d]	108.96
July 31, 2007	64.74	1.48 [d]	4.97	6.45	(1.58)	(2.82)	(4.40)	— [e]	66.79	10.09	112	.57 [d]	2.16 [d]	68.94
July 31, 2006	66.54	1.82 [d,f]	.50	2.32	(1.69)	(2.43)	(4.12)	— [e]	64.74	3.51	4	.60 [d]	2.82 [d,f]	62.70
July 31, 2005***	62.00	.55 [d]	4.25	4.80	(.26)	—	(.26)	—	66.54	7.75 *	1	.45 *d	.84 *d	26.37 *

Class Y
July 31, 2008	$68.18	2.15 [d]	(5.91)	(3.76)	(2.97)	(6.74)	(9.71)	— [e]	$54.71	(6.54)	$27,832	.09 [d]	3.47 [d]	108.96
July 31, 2007	65.95	1.90 [d]	5.01	6.91	(1.86)	(2.82)	(4.68)	— [e]	68.18	10.64	45,725	.07 [d]	2.78 [d]	68.94
July 31, 2006	67.48	1.67 [d,f]	.98	2.65	(1.75)	(2.43)	(4.18)	— [e]	65.95	3.97	63,487	.10 [d]	2.49 [d,f]	62.70
July 31, 2005***	62.71	.77 [d]	4.30	5.07	(.30)	—	(.30)	—	67.48	8.10 *	84,103	.07 *d	1.18 *d	26.37 *

See page 62 for Notes to Financial Highlights.

The accompanying notes are an integral part of these financial statements.

56	57

Financial highlights (For a common share outstanding throughout the period) cont.

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
													Ratio of net
	Net asset value,		Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	beginning	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	investment income	investments	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Putnam RetirementReady 2010 Fund

Class A
July 31, 2008	$59.21	2.17 [d]	(4.48)	(2.31)	(2.73)	(2.91)	(5.64)	— [e]	$51.26	(4.40)	$23,725	.34 [d]	3.89 [d]	129.01
July 31, 2007	58.69	1.96 [d]	2.72	4.68	(2.08)	(2.08)	(4.16)	— [e]	59.21	8.11	40,696	.31 [d]	3.29 [d]	56.75
July 31, 2006	59.72	1.68 [d,f]	(.17)	1.51	(1.52)	(1.02)	(2.54)	— [e]	58.69	2.54	44,579	.34 [d]	2.84 [d,f]	61.79
July 31, 2005***	56.79	.73 [d]	2.42	3.15	(.22)	—	(.22)	—	59.72	5.55 *	39,291	.26 *d	1.26 *d	33.53 *

Class B
July 31, 2008	$57.84	1.69 [d]	(4.36)	(2.67)	(2.32)	(2.91)	(5.23)	— [e]	$49.94	(5.11)	$242	1.09 [d]	3.15 [d]	129.01
July 31, 2007	57.57	1.49 [d]	2.65	4.14	(1.79)	(2.08)	(3.87)	— [e]	57.84	7.29	253	1.06 [d]	2.55 [d]	56.75
July 31, 2006	58.59	1.20 [d,f]	(.15)	1.05	(1.05)	(1.02)	(2.07)	— [e]	57.57	1.78	228	1.09 [d]	2.08 [d,f]	61.79
July 31, 2005***	56.00	.37 [d]	2.42	2.79	(.20)	—	(.20)	—	58.59	4.98 *	84	.82 *d	.65 *d	33.53 *

Class C
July 31, 2008	$57.67	1.66 [d]	(4.31)	(2.65)	(2.38)	(2.91)	(5.29)	— [e]	$49.73	(5.11)	$307	1.09 [d]	3.12 [d]	129.01
July 31, 2007	57.30	1.49 [d]	2.63	4.12	(1.67)	(2.08)	(3.75)	— [e]	57.67	7.28	91	1.06 [d]	2.55 [d]	56.75
July 31, 2006	58.62	1.23 [d,f]	(.18)	1.05	(1.35)	(1.02)	(2.37)	— [e]	57.30	1.78	36	1.09 [d]	2.12 [d,f]	61.79
July 31, 2005***	56.00	.41 [d]	2.38	2.79	(.17)	—	(.17)	—	58.62	4.98 *	15	.82 *d	.71 *d	33.53 *

Class M
July 31, 2008	$57.85	1.80 [d]	(4.33)	(2.53)	(2.39)	(2.91)	(5.30)	— [e]	$50.02	(4.87)	$554	.84 [d]	3.35 [d]	129.01
July 31, 2007	57.46	1.63 [d]	2.65	4.28	(1.81)	(2.08)	(3.89)	— [e]	57.85	7.56	126	.81 [d]	2.79 [d]	56.75
July 31, 2006	58.73	1.38 [d,f]	(.18)	1.20	(1.45)	(1.02)	(2.47)	— [e]	57.46	2.03	124	.84 [d]	2.39 [d,f]	61.79
July 31, 2005***	56.00	.56 [d]	2.34	2.90	(.17)	—	(.17)	—	58.73	5.19 *	55	.64 *d	.97 *d	33.53 *

Class R
July 31, 2008	$58.00	1.93 [d]	(4.32)	(2.39)	(2.64)	(2.91)	(5.55)	— [e]	$50.06	(4.63)	$399	.59 [d]	3.62 [d]	129.01
July 31, 2007	57.56	1.78 [d]	2.66	4.44	(1.92)	(2.08)	(4.00)	— [e]	58.00	7.83	216	.56 [d]	3.05 [d]	56.75
July 31, 2006	58.83	1.60 [d,f]	(.25)	1.35	(1.60)	(1.02)	(2.62)	— [e]	57.56	2.30	80	.59 [d]	2.80 [d,f]	61.79
July 31, 2005***	56.00	.59 [d]	2.43	3.02	(.19)	—	(.19)	—	58.83	5.41 *	1	.45 *d	1.06 *d	33.53 *

Class Y
July 31, 2008	$62.15	2.40 [d]	(4.69)	(2.29)	(2.89)	(2.91)	(5.80)	— [e]	$54.06	(4.16)	$16,726	.09 [d]	4.11 [d]	129.01
July 31, 2007	61.41	2.20 [d]	2.85	5.05	(2.23)	(2.08)	(4.31)	— [e]	62.15	8.36	23,621	.06 [d]	3.52 [d]	56.75
July 31, 2006	62.35	1.90 [d,f]	(.17)	1.73	(1.65)	(1.02)	(2.67)	— [e]	61.41	2.79	41,478	.09 [d]	3.07 [d,f]	61.79
July 31, 2005***	59.18	.86 [d]	2.54	3.40	(.23)	—	(.23)	—	62.35	5.76 *	44,492	.07 *d	1.42 *d	33.53 *

See page 62 for Notes to Financial Highlights.

The accompanying notes are an integral part of these financial statements.

58	59

Financial highlights (For a common share outstanding throughout the period) cont.

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
													Ratio of net
	Net asset value,		Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	beginning	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	investment income	investments	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Putnam RetirementReady Maturity Fund

Class A
July 31, 2008	$57.13	2.12 [d]	(3.87)	(1.75)	(2.33)	(2.45)	(4.78)	— [e]	$50.60	(3.37)	$14,067	.34 [d]	3.89 [d]	138.89
July 31, 2007	55.97	1.98 [d]	2.13	4.11	(2.13)	(.82)	(2.95)	— [e]	57.13	7.43	22,651	.33 [d]	3.45 [d]	62.34
July 31, 2006	57.51	1.74 [d,f]	(.70)	1.04	(1.83)	(.75)	(2.58)	— [e]	55.97	1.82	31,206	.35 [d]	3.07 [d,f]	61.89
July 31, 2005***	55.96	.80 [d]	1.50	2.30	(.75)	—	(.75)	—	57.51	4.15 *	25,732	.26 *d	1.41 *d	41.89 *

Class B
July 31, 2008	$57.17	1.68 [d]	(3.85)	(2.17)	(1.87)	(2.45)	(4.32)	— [e]	$50.68	(4.12)	$43	1.09 [d]	3.03 [d]	138.89
July 31, 2007	56.01	1.56 [d]	2.13	3.69	(1.71)	(.82)	(2.53)	— [e]	57.17	6.65	219	1.08 [d]	2.70 [d]	62.34
July 31, 2006	57.54	1.31 [d,f]	(.70)	.61	(1.39)	(.75)	(2.14)	— [e]	56.01	1.06	138	1.10 [d]	2.31 [d,f]	61.89
July 31, 2005***	56.00	.47 [d]	1.51	1.98	(.44)	—	(.44)	—	57.54	3.55 *	124	.82 *d	.83 *d	41.89 *

Class C
July 31, 2008	$57.27	1.71 [d]	(3.86)	(2.15)	(1.89)	(2.45)	(4.34)	— [e]	$50.78	(4.06)	$1	1.09 [d]	3.14 [d]	138.89
July 31, 2007	56.04	1.58 [d]	2.10	3.68	(1.63)	(.82)	(2.45)	— [e]	57.27	6.62	1	1.08 [d]	2.77 [d]	62.34
July 31, 2006	57.56	1.36 [d,f]	(.73)	.63	(1.40)	(.75)	(2.15)	— [e]	56.04	1.09	1	1.10 [d]	2.31 [d,f]	61.89
July 31, 2005***	56.00	.46 [d]	1.54	2.00	(.44)	—	(.44)	—	57.56	3.59 *	1	.82 *d	.81 *d	41.89 *

Class M
July 31, 2008	$57.27	1.87 [d]	(3.90)	(2.03)	(2.07)	(2.45)	(4.52)	— [e]	$50.72	(3.87)	$125	.84 [d]	3.54 [d]	138.89
July 31, 2007	55.99	1.69 [d]	2.13	3.82	(1.72)	(.82)	(2.54)	— [e]	57.27	6.88	14	.83 [d]	2.94 [d]	62.34
July 31, 2006	57.54	1.57 [d,f]	(.81)	.76	(1.56)	(.75)	(2.31)	— [e]	55.99	1.33	75	.85 [d]	2.86 [d,f]	61.89
July 31, 2005***	56.00	.61 [d]	1.49	2.10	(.56)	—	(.56)	—	57.54	3.76 *	2	.64 *d	1.07 *d	41.89 *

Class R
July 31, 2008	$57.15	1.94 [d]	(3.83)	(1.89)	(2.20)	(2.45)	(4.65)	— [e]	$50.61	(3.62)	$155	.59 [d]	3.63 [d]	138.89
July 31, 2007	55.99	1.85 [d]	2.12	3.97	(1.99)	(.82)	(2.81)	— [e]	57.15	7.16	81	.58 [d]	3.22 [d]	62.34
July 31, 2006	57.56	1.62 [d,f]	(.73)	.89	(1.71)	(.75)	(2.46)	— [e]	55.99	1.56	48	.60 [d]	2.97 [d,f]	61.89
July 31, 2005***	56.00	.67 [d]	1.54	2.21	(.65)	—	(.65)	—	57.56	3.97 *	1	.45 *d	1.19 *d	41.89 *

Class Y
July 31, 2008	$57.27	2.25 [d]	(3.86)	(1.61)	(2.47)	(2.45)	(4.92)	— [e]	$50.74	(3.12)	$7,191	.09 [d]	4.13 [d]	138.89
July 31, 2007	56.11	2.13 [d]	2.13	4.26	(2.28)	(.82)	(3.10)	— [e]	57.27	7.70	9,729	.08 [d]	3.70 [d]	62.34
July 31, 2006	57.65	1.86 [d,f]	(.68)	1.18	(1.97)	(.75)	(2.72)	— [e]	56.11	2.07	13,756	.10 [d]	3.26 [d,f]	61.89
July 31, 2005***	56.08	.89 [d]	1.53	2.42	(.85)	—	(.85)	—	57.65	4.34 *	21,787	.07 *d	1.56 *d	41.89 *

See page 62 for Notes to Financial Highlights.

The accompanying notes are an integral part of these financial statements.

60	61

Financial highlights cont.

* Not annualized.

** For the period May 2, 2005 (commencement of operations) to July 31, 2005.

*** For the period November 1, 2004 (commencement of operations) to July 31, 2005.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return does not reflect the effect of sales charges.

c Expense ratios do not include expenses of the underlying funds.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses for the following periods reflect a reduction of the following based on each funds’ average net assets (Note 2).

	7/31/08	7/31/07	7/31/06	7/31/05

Putnam RetirementReady 2050 Fund	0.05%	0.04%	3.23%	12.75%

Putnam RetirementReady 2045 Fund	0.02	0.01	0.10	0.57

Putnam RetirementReady 2040 Fund	0.01	0.01	0.08	0.40

Putnam RetirementReady 2035 Fund	0.01	0.01	0.04	0.20

Putnam RetirementReady 2030 Fund	0.01	0.01	0.02	0.13

Putnam RetirementReady 2025 Fund	0.01	0.01	0.01	0.08

Putnam RetirementReady 2020 Fund	0.01	0.01	<0.01	0.07

Putnam RetirementReady 2015 Fund	<0.01	0.01	<0.01	0.06

Putnam RetirementReady 2010 Fund	0.01	0.02	0.01	0.09

Putnam RetirementReady Maturity Fund	<0.01	0.00	0.05	0.28

e Amount represents less than $0.01 per share.

f The net investment income ratios and per share amounts shown for the period ending July 31, 2006 may not correspond with the expected class specific differences for the period due to the timing of sales and repurchases of fund shares in relation to when distributions from the underlying Putnam funds were received.

1 For the period December 22, 2005 to July 31, 2006.

2 For the period August 1, 2005 to December 19, 2005. All class R shares for Fund 2045 and Fund 2040 were liquidated on December 19, 2005.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 7/31/08

Note 1: Significant accounting policies

Each of Putnam RetirementReady® Funds: Putnam RetirementReady 2050 Fund, Putnam RetirementReady 2045 Fund, Putnam RetirementReady 2040 Fund, Putnam RetirementReady 2035 Fund, Putnam RetirementReady 2030 Fund, Putnam RetirementReady 2025 Fund, Putnam RetirementReady 2020 Fund, Putnam RetirementReady 2015 Fund, Putnam RetirementReady 2010 Fund and Putnam RetirementReady Maturity Fund, (collectively the “funds”) is a series of Putnam RetirementReady Funds, a Massachusetts business trust organized on June 8, 2004 (the “Trust”). Each fund is a diversified open-end investment company under the Investment Company Act of 1940, as amended, each of which is represented by a series of shares of beneficial interest. Each fund, except the Putnam RetirementReady Maturity Fund, seeks capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date. The Putnam RetirementReady Maturity Fund seeks as high a rate of current income as Putnam Investment Management, LLC (“Putnam Management”), the funds’ manager, a wholly-owned subsidiary of Putnam, LLC., believes is consistent with preservation of capital.

Currently there are ten separate funds, of which nine have a target date specified by the calendar year in the name of each fund. The target dates are in five-year increments beginning with the year 2010. The tenth fund is named Putnam RetirementReady Maturity Fund. In July 2007 the Trustees approved a plan to extend each target date fund’s life an additional five years past the current target date. Beginning with the target date each fund will be renamed to include “Maturity.” At the end of the five years each fund will merge into the Putnam RetirementReady Maturity Fund.

These financial statements report on each fund which may invest in the following Putnam Funds: Putnam Income Fund, Putnam Capital Opportunities Fund, The Putnam Fund for Growth and Income, Putnam Money Market Fund, Putnam International Equity Fund and Putnam Voyager Fund (the “underlying Putnam Funds”), which are managed by Putnam Management. In July 2007 the Trustees approved a plan to add nine underlying funds to each portfolio. On September 10, 2007, the following underlying Putnam Funds were added to each fund: Putnam Diversified Income Trust, Putnam Equity Income Fund, Putnam High Yield Advantage Fund, Putnam Income Strategies Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam Investors Fund, Putnam Mid Cap Value Fund and Putnam Vista Fund. The financial statements of the underlying Putnam Funds contain additional information about the expenses and investments of the underlying Putnam Funds and are available upon request.

Each fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of each fund are borne pro-rata based on the relative net assets of each class to the total net assets of each fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, each fund enters into contracts that may include agreements to indemnify another party under given circumstances. Each fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against each fund. However, each fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the funds in the preparation of their financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The price of each fund’s shares is based on its net asset value (NAV), which is in turn based on the NAV’s of the underlying Putnam Funds in which it invests. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open. Each underlying Putnam Fund values its investments for which market quotations are readily available at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, each underlying Putnam Fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by each underlying Putnam fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that each underlying Putnam Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions, which consist of shares of the underlying Putnam Funds, are recorded on the trade date (date the order to buy or sell is executed). Gains or losses from the sale of the underlying Putnam Funds are determined on the identified cost basis. Income and capital gain distributions from the underlying Putnam Funds are recorded on the ex-dividend date.

C) Federal taxes It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Pursuant to federal income tax regulations applicable to regulated investment companies, Putnam RetirementReady Maturity Fund has elected to defer to its fiscal year ending July 31, 2009 $154,958 of losses recognized during the period November 1, 2007 to July 31, 2008.

D) Distributions to shareholders Each fund normally distributes any net investment income and any realized capital gains, annually, except the Putnam RetirementReady Maturity Fund, which normally distributes any net investment income monthly and any net realized capital gains annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include the following temporary and permanent differences for each fund:

Differences during the period

RetirementReady
2050 Fund	losses on wash sale transactions, tax equalization, reclass of short-term capital gain distributions from underlying Putnam Funds

2045 Fund	losses on wash sale transactions, redesignation of taxable income, reclass of short-term capital gain distributions from underlying Putnam Funds

2040 Fund	losses on wash sale transactions, redesignation of taxable income, reclass of short-term capital gain distributions from underlying Putnam Funds

2035 Fund	losses on wash sale transactions, redesignation of taxable income, reclass of short-term capital gain distributions from underlying Putnam Funds

2030 Fund	losses on wash sale transactions, redesignation of taxable income, reclass of short-term capital gain distributions from underlying Putnam Funds

2025 Fund	losses on wash sale transactions, redesignation of taxable income, reclass of short-term capital gain distributions from underlying Putnam Funds

2020 Fund	losses on wash sale transactions, redesignation of taxable income, reclass of short-term capital gain distributions from underlying Putnam Funds

2015 Fund	losses on wash sale transactions, redesignation of taxable income, reclass of short-term capital gain distributions from underlying Putnam Funds

2010 Fund	losses on wash sale transactions, redesignation of taxable income, reclass of short-term capital gain distributions from underlying Putnam Funds

Maturity Fund	losses on wash sale transactions, post-October loss defferal, redesignation of taxable income, reclass of short-term capital gain distributions from underlying Putnam Funds

Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2008, the funds reclassified the following amounts:

	Undistributed Net	Accumulated Net Realized Gain/(Loss)	Paid-in
	Investment Income	on Investment Transactions	Capital

RetirementReady
2050 Fund	$296,374	$(461,374)	$165,000

2045 Fund	598,670	(598,648)	(22)

2040 Fund	810,719	(810,719)	—

2035 Fund	1,195,370	(1,195,370)	—

2030 Fund	1,535,968	(1,535,968)	—

2025 Fund	1,721,500	(1,721,500)	—

2020 Fund	1,623,921	(1,623,921)	—

2015 Fund	957,987	(957,987)	—

2010 Fund	256,091	(256,091)	—

Maturity Fund	106,733	(106,733)	—

The tax basis components of distributable earnings and the federal tax cost as of July 31, 2008 were as follows:

			Net
			Unrealized	Undistributed	Undistributed		Cost for Federal
	Unrealized	Unrealized	Appreciation	Ordinary	Long-term	Post-October	Income Tax
	Appreciation	Depreciation	(Depreciation)	Income	Gain	Loss	Purposes

RetirementReady
2050 Fund	$12,078	$(3,335,855)	$(3,323,777)	$130,350	$323,593	$—	$14,298,545

2045 Fund	21,458	(6,545,310)	(6,523,852)	14,804	836,600	—	28,719,075

2040 Fund	27,125	(8,758,892)	(8,731,767)	70,291	847,441	—	40,470,321

2035 Fund	36,863	(13,292,162)	(13,255,299)	185,757	1,334,066	—	62,364,329

2030 Fund	40,959	(17,724,658)	(17,683,699)	437,989	2,247,319	—	84,885,633

2025 Fund	47,145	(20,423,516)	(20,376,371)	724,507	1,998,198	—	103,176,589

2020 Fund	52,846	(19,954,174)	(19,901,328)	1,128,824	1,074,814	—	111,134,172

2015 Fund	36,255	(15,536,203)	(15,499,948)	1,648,745	986,217	—	107,616,775

2010 Fund	16,215	(5,331,397)	(5,315,182)	952,801	—	—	47,317,073

Maturity Fund	5,093	(2,437,919)	(2,432,826)	4,335	—	$(154,958)	24,217,580

E) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund. Expenses of the underlying Putnam funds are not reflected as expenses in the accompanying Statement of Operations and Financial Highlights.

Note 2: Management fee, administrative services and
other transactions

Each fund pays Putnam Management for management and investment advisory services monthly at an annual rate of 0.05% based on the average net assets of each fund.

Putnam Management has agreed to waive fees and reimburse expenses of each fund through June 30, 2009 to the extent necessary to ensure that each fund’s expenses (exclusive of the underlying Putnam Fund expenses) do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the funds. The expense reimbursement is based on a comparison of the funds’ expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through July 31, 2009, to the extent that expenses of each fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, fees and expenses of the underlying Putnam Funds in which each fund invests, and payments under the fund’s distribution plan) would exceed an annual rate of 0.10% of each fund’s average net assets.

For the year ended July 31, 2008, each fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived the following of its management fee from each fund:

Fees waived and reimbursed
by the Manager

RetirementReady
2050 Fund	$5,828

2045 Fund	4,322

2040 Fund	5,335

2035 Fund	7,437

2030 Fund	7,001

2025 Fund	8,734

2020 Fund	8,377

2015 Fund	5,175

2010 Fund	4,598

Maturity Fund	1,162

Each fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the funds. The Plans provide for payments by each fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the funds’ at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M, and class R shares, respectively.

For the year ended July 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions from the sale of class A and class M shares, and received contingent deferred sales charges (CDSC) from redemptions of class B and class C shares, in the following amounts:

	Class A Net	Class M Net	Class B	Class C
	Commissions	Commissions	CDSC	CDSC

RetirementReady
2050 Fund	$3,502	$—	$158	$—

2045 Fund	1,062	7	205	6

2040 Fund	2,629	5	1,663	8

2035 Fund	6,052	53	1,219	2

2030 Fund	2,530	87	753	—

2025 Fund	2,878	133	3,137	29

2020 Fund	2,890	451	1,553	17

2015 Fund	2,092	301	1,375	—

2010 Fund	1,829	—	244	—

Maturity Fund	140	—	2	—

Total	$25,604	$1,037	$10,309	$62

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2008, Putnam Retail Management Limited Partnership acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended July 31, 2008, cost of purchases and proceeds from sales of underlying Putnam Funds were as follows:

	Purchase cost	Sale proceeds

RetirementReady
2050 Fund	$19,691,909	$21,442,430

2045 Fund	36,136,042	43,753,788

2040 Fund	50,410,957	59,015,978

2035 Fund	75,161,522	88,697,547

2030 Fund	96,942,242	108,410,561

2025 Fund	119,763,786	142,553,648

2020 Fund	132,897,612	167,664,660

2015 Fund	119,850,048	144,827,940

2010 Fund	69,346,505	87,494,390

Maturity Fund	39,251,141	47,952,071

Note 4: Capital shares

At July 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

RetirementReady 2050 Fund

	Year ended 7/31/08		Year ended 7/31/07

Class A	Shares	Amount	Shares	Amount

Shares sold	94,672	$5,234,943	179,319	$11,267,448

Shares issued in	21,306	1,174,600	3,118	191,928
connection with
reinvestment of
distributions

	115,978	6,409,543	182,437	11,459,376

Shares	(123,818)	(6,888,180)	(75,085)	(4,810,497)
repurchased

Net increase	(7,840)	$(478,637)	107,352	$6,648,879
(decrease)

	Year ended 7/31/08		Year ended 7/31/07

Class B	Shares	Amount	Shares	Amount

Shares sold	779	$40,911	1,984	$121,240

Shares issued in	312	17,171	44	2,685
connection with
reinvestment of
distributions

	1,091	58,082	2,028	123,925

Shares	(836)	(42,164)	(558)	(34,718)
repurchased

Net increase	255	$15,918	1,470	$89,207

	Year ended 7/31/08		Year ended 7/31/07

Class C	Shares	Amount	Shares	Amount

Shares sold	453	$24,872	404	$26,008

Shares issued in	56	3,094	—*	30
connection with
reinvestment of
distributions

	509	27,966	404	26,038

Shares	(30)	(1,950)	(177)	(11,501)
repurchased

Net increase	479	$26,016	227	$14,537

	Year ended 7/31/08		Year ended 7/31/07

Class M	Shares	Amount	Shares	Amount

Shares sold	250	$13,492	481	$30,088

Shares issued in	77	4,211	2	104
connection with
reinvestment of
distributions

	327	17,703	483	30,192

Shares	(11)	(545)	(82)	(5,312)
repurchased

Net increase	316	$17,158	401	$24,880

	Year ended 7/31/08		Year ended 7/31/07

Class R	Shares	Amount	Shares	Amount

Shares sold	2,235	$120,877	914	$57,678

Shares issued in	233	12,783	10	623
connection with
reinvestment of
distributions

	2,468	133,660	924	58,301

Shares	(326)	(18,572)	(52)	(3,429)
repurchased

Net increase	2,142	$115,088	872	$54,872

	Year ended 7/31/08		Year ended 7/31/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	78,200	$4,527,379	83,798	$5,313,786

Shares issued in	8,745	483,374	930	57,390
connection with
reinvestment of
distributions

	86,945	5,010,753	84,728	5,371,176

Shares	(95,677)	(5,809,811)	(22,895)	(1,438,728)
repurchased

Net increase	(8,732)	$(799,058)	61,833	$3,932,448
(decrease)

RetirementReady 2045 Fund

	Year ended 7/31/08		Year ended 7/31/07

Class A	Shares	Amount	Shares	Amount

Shares sold	149,225	$9,384,345	221,201	$17,486,899

Shares issued in	80,710	4,794,959	15,844	1,215,221
connection with
reinvestment of
distributions

	229,935	14,179,304	237,045	18,702,120

Shares	(235,947)	(15,426,341)	(160,661)	(12,909,326)
repurchased

Net increase	(6,012)	$(1,247,037)	76,384	$5,792,794
(decrease)

	Year ended 7/31/08		Year ended 7/31/07

Class B	Shares	Amount	Shares	Amount

Shares sold	1,244	$72,441	1,183	$87,778

Shares issued in	809	45,866	88	6,567
connection with
reinvestment of
distributions

	2,053	118,307	1,271	94,345

Shares	(870)	(45,171)	(364)	(26,790)
repurchased

Net increase	1,183	$73,136	907	$67,555

	Year ended 7/31/08		Year ended 7/31/07

Class C	Shares	Amount	Shares	Amount

Shares sold	134	$8,601	82	$6,400

Shares issued in	90	5,138	9	602
connection with
reinvestment of
distributions

	224	13,739	91	7,002

Shares	(37)	(2,585)	(2)	(71)
repurchased

Net increase	187	$11,154	89	$6,931

	Year ended 7/31/08		Year ended 7/31/07

Class M	Shares	Amount	Shares	Amount

Shares sold	117	$6,161	133	$10,424

Shares issued in	4	277	5	361
connection with
reinvestment of
distributions

	121	6,438	138	10,785

Shares	—	—	(234)	(18,727)
repurchased

Net increase	121	$6,438	(96)	$(7,942)
(decrease)

	Year ended 7/31/08		Year ended 7/31/07

Class R	Shares	Amount	Shares	Amount

Shares sold	4,662	$291,176	2,296	$186,690

Shares issued in	1,144	69,405	54	4,224
connection with
reinvestment of
distributions

	5,806	360,581	2,350	190,914

Shares	(1,265)	(72,490)	(203)	(16,979)
repurchased

Net increase	4,541	$288,091	2,147	$173,935

	Year ended 7/31/08		Year ended 7/31/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	76,331	$5,168,723	119,221	$10,282,381

Shares issued in	24,534	1,645,268	8,346	702,235
connection with
reinvestment of
distributions

	100,865	6,813,991	127,567	10,984,616

Shares	(115,157)	(9,098,666)	(121,032)	(10,343,194)
repurchased

Net increase	(14,292)	$(2,284,675)	6,535	$641,422
(decrease)

RetirementReady 2040 Fund

	Year ended 7/31/08		Year ended 7/31/07

Class A	Shares	Amount	Shares	Amount

Shares sold	205,073	$13,057,675	239,293	$18,657,424

Shares issued in	105,379	6,378,581	23,105	1,754,062
connection with
reinvestment of
distributions

	310,452	19,436,256	262,398	20,411,486

Shares	(305,513)	(19,794,411)	(172,078)	(13,659,572)
repurchased

Net increase	4,939	$(358,155)	90,320	$6,751,914
(decrease)

	Year ended 7/31/08		Year ended 7/31/07

Class B	Shares	Amount	Shares	Amount

Shares sold	3,784	$207,350	2,423	$184,052

Shares issued in	1,006	58,252	144	10,534
connection with
reinvestment of
distributions

	4,790	265,602	2,567	194,586

Shares	(1,731)	(101,328)	(704)	(52,960)
repurchased

Net increase	3,059	$164,274	1,863	$141,626

	Year ended 7/31/08		Year ended 7/31/07

Class C	Shares	Amount	Shares	Amount

Shares sold	335	$19,856	206	$16,187

Shares issued in	98	5,707	3	186
connection with
reinvestment of
distributions

	433	25,563	209	16,373

Shares	(62)	(3,382)	(1)	(40)
repurchased

Net increase	371	$22,181	208	$16,333

	Year ended 7/31/08		Year ended 7/31/07

Class M	Shares	Amount	Shares	Amount

Shares sold	203	$12,094	341	$25,782

Shares issued in	68	3,963	25	1,894
connection with
reinvestment of
distributions

	271	16,057	366	27,676

Shares	(271)	(14,299)	(512)	(38,957)
repurchased

Net increase	—	$1,758	(146)	$(11,281)
(decrease)

	Year ended 7/31/08		Year ended 7/31/07

Class R	Shares	Amount	Shares	Amount

Shares sold	8,481	$536,929	1,574	$128,022

Shares issued in	1,216	75,338	59	4,587
connection with
reinvestment of
distributions

	9,697	612,267	1,633	132,609

Shares	(2,379)	(138,166)	(276)	(22,091)
repurchased

Net increase	7,318	$474,101	1,357	$110,518

	Year ended 7/31/08		Year ended 7/31/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	92,632	$6,298,611	119,748	$10,205,105

Shares issued in	31,100	2,108,628	10,490	870,596
connection with
reinvestment of
distributions

	123,732	8,407,239	130,238	11,075,701

Shares	(145,489)	(11,463,416)	(100,194)	(8,443,187)
repurchased

Net increase	(21,757)	$(3,056,177)	30,044	$2,632,514
(decrease)

RetirementReady 2035 Fund

	Year ended 7/31/08		Year ended 7/31/07

Class A	Shares	Amount	Shares	Amount

Shares sold	284,716	$17,940,986	327,462	$24,804,881

Shares issued in	153,963	9,000,712	37,192	2,722,507
connection with
reinvestment of
distributions

	438,679	26,941,698	364,654	27,527,388

Shares	(424,558)	(26,836,459)	(240,818)	(18,471,483)
repurchased

Net increase	14,121	$105,239	123,836	$9,055,905

	Year ended 7/31/08		Year ended 7/31/07

Class B	Shares	Amount	Shares	Amount

Shares sold	3,102	$182,487	3,203	$235,740

Shares issued in	2,140	118,663	367	25,891
connection with
reinvestment of
distributions

	5,242	301,150	3,570	261,631

Shares	(2,230)	(122,188)	(1,064)	(77,712)
repurchased

Net increase	3,012	$178,962	2,506	$183,919

	Year ended 7/31/08		Year ended 7/31/07

Class C	Shares	Amount	Shares	Amount

Shares sold	739	$40,089	1,019	$74,371

Shares issued in	382	21,185	49	3,505
connection with
reinvestment of
distributions

	1,121	61,274	1,068	77,876

Shares	(36)	(1,868)	(19)	(1,445)
repurchased

Net increase	1,085	$59,406	1,049	$76,431

	Year ended 7/31/08		Year ended 7/31/07

Class M	Shares	Amount	Shares	Amount

Shares sold	216	$11,823	427	$30,815

Shares issued in	258	14,490	44	3,159
connection with
reinvestment of
distributions

	474	26,313	471	33,974

Shares	(256)	(13,460)	(155)	(11,771)
repurchased

Net increase	218	$12,853	316	$22,203

	Year ended 7/31/08		Year ended 7/31/07

Class R	Shares	Amount	Shares	Amount

Shares sold	6,755	$379,387	4,195	$317,255

Shares issued in	1,501	85,525	79	5,648
connection with
reinvestment of
distributions

	8,256	464,912	4,274	322,903

Shares	(2,290)	(123,903)	(562)	(40,498)
repurchased

Net increase	5,966	$341,009	3,712	$282,405

	Year ended 7/31/08		Year ended 7/31/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	142,077	$9,442,725	161,525	$13,340,407

Shares issued in	62,928	4,132,480	22,233	1,783,016
connection with
reinvestment of
distributions

	205,005	13,575,205	183,758	15,123,423

Shares	(247,654)	(18,696,636)	(175,775)	(14,300,207)
repurchased

Net increase	(42,649)	$(5,121,431)	7,983	$823,216
(decrease)

RetirementReady 2030 Fund

	Year ended 7/31/08		Year ended 7/31/07

Class A	Shares	Amount	Shares	Amount

Shares sold	329,627	$20,114,703	390,809	$29,041,086

Shares issued in	206,800	11,876,496	54,526	3,923,114
connection with
reinvestment of
distributions

	536,427	31,991,199	445,335	32,964,200

Shares	(513,826)	(31,005,920)	(362,737)	(27,307,535)
repurchased

Net increase	22,601	$985,279	82,598	$5,656,665

	Year ended 7/31/08		Year ended 7/31/07

Class B	Shares	Amount	Shares	Amount

Shares sold	5,947	$322,014	5,545	$395,532

Shares issued in	2,385	132,176	464	32,513
connection with
reinvestment of
distributions

	8,332	454,190	6,009	428,045

Shares	(2,670)	(140,594)	(1,993)	(146,412)
repurchased

Net increase	5,662	$313,596	4,016	$281,633

	Year ended 7/31/08		Year ended 7/31/07

Class C	Shares	Amount	Shares	Amount

Shares sold	1,140	$60,999	1,153	$81,439

Shares issued in	374	20,845	26	1,844
connection with
reinvestment of
distributions

	1,514	81,844	1,179	83,283

Shares	(342)	(16,588)	(564)	(40,032)
repurchased

Net increase	1,172	$65,256	615	$43,251

	Year ended 7/31/08		Year ended 7/31/07

Class M	Shares	Amount	Shares	Amount

Shares sold	1,916	$108,008	3,250	$238,774

Shares issued in	3,234	179,192	813	56,962
connection with
reinvestment of
distributions

	5,150	287,200	4,063	295,736

Shares	(1,735)	(93,060)	(2,192)	(156,021)
repurchased

Net increase	3,415	$194,140	1,871	$139,715

	Year ended 7/31/08		Year ended 7/31/07

Class R	Shares	Amount	Shares	Amount

Shares sold	10,774	$634,898	2,900	$212,070

Shares issued in	1,973	109,084	120	8,362
connection with
reinvestment of
distributions

	12,747	743,982	3,020	220,432

Shares	(1,681)	(94,174)	(802)	(60,244)
repurchased

Net increase	11,066	$649,808	2,218	$160,188

	Year ended 7/31/08		Year ended 7/31/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	194,061	$12,699,180	199,282	$15,994,811

Shares issued in	94,699	6,043,710	34,778	2,718,258
connection with
reinvestment of
distributions

	288,760	18,742,890	234,060	18,713,069

Shares	(279,947)	(20,048,328)	(351,336)	(27,870,670)
repurchased

Net increase	8,813	$(1,305,438)	(117,276)	$(9,157,601)
(decrease)

RetirementReady 2025 Fund

	Year ended 7/31/08		Year ended 7/31/07

Class A	Shares	Amount	Shares	Amount

Shares sold	375,445	$23,789,822	480,827	$37,320,545

Shares issued in	241,779	14,528,513	71,387	5,341,148
connection with
reinvestment of
distributions

	617,224	38,318,335	552,214	42,661,693

Shares	(647,288)	(40,560,907)	(501,490)	(39,320,045)
repurchased

Net increase	(30,064)	$(2,242,572)	50,724	$3,341,648
(decrease)

	Year ended 7/31/08		Year ended 7/31/07

Class B	Shares	Amount	Shares	Amount

Shares sold	6,681	$383,068	5,591	$416,293

Shares issued in	4,147	236,558	916	65,893
connection with
reinvestment of
distributions

	10,828	619,626	6,507	482,186

Shares	(7,942)	(446,993)	(1,192)	(88,614)
repurchased

Net increase	2,886	$172,633	5,315	$393,572

	Year ended 7/31/08		Year ended 7/31/07

Class C	Shares	Amount	Shares	Amount

Shares sold	961	$56,634	858	$64,183

Shares issued in	746	42,743	136	9,803
connection with
reinvestment of
distributions

	1,707	99,377	994	73,986

Shares	(1,172)	(63,705)	(19)	(1,441)
repurchased

Net increase	535	$35,672	975	$72,545

	Year ended 7/31/08		Year ended 7/31/07

Class M	Shares	Amount	Shares	Amount

Shares sold	1,090	$70,164	1,565	$117,469

Shares issued in	1,166	67,036	286	20,751
connection with
reinvestment of
distributions

	2,256	137,200	1,851	138,220

Shares	(3,877)	(214,134)	(1,620)	(122,811)
repurchased

Net increase	(1,621)	$(76,934)	231	$15,409
(decrease)

	Year ended 7/31/08		Year ended 7/31/07

Class R	Shares	Amount	Shares	Amount

Shares sold	10,528	$603,735	2,154	$161,701

Shares issued in	1,691	96,783	147	10,565
connection with
reinvestment of
distributions

	12,219	700,518	2,301	172,266

Shares	(2,312)	(125,767)	(44)	(3,328)
repurchased

Net increase	9,907	$574,751	2,257	$168,938

	Year ended 7/31/08		Year ended 7/31/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	240,817	$14,755,330	248,767	$19,295,928

Shares issued in	142,145	8,574,195	59,267	4,448,612
connection with
reinvestment of
distributions

	382,962	23,329,525	308,034	23,744,540

Shares	(409,879)	(28,242,345)	(457,014)	(34,966,421)
repurchased

Net decrease	(26,917)	$(4,912,820)	(148,980)	$(11,221,881)

RetirementReady 2020 Fund

	Year ended 7/31/08		Year ended 7/31/07

Class A	Shares	Amount	Shares	Amount

Shares sold	415,471	$24,604,244	559,546	$38,918,335

Shares issued in	272,165	15,423,590	98,782	6,671,753
connection with
reinvestment of
distributions

	687,636	40,027,834	658,328	45,590,088

Shares	(925,717)	(53,675,035)	(602,866)	(42,348,611)
repurchased

Net increase	(238,081)	$(13,647,201)	55,462	$3,241,477
(decrease)

	Year ended 7/31/08		Year ended 7/31/07

Class B	Shares	Amount	Shares	Amount

Shares sold	8,943	$494,052	4,659	$320,383

Shares issued in	2,531	139,446	638	42,235
connection with
reinvestment of
distributions

	11,474	633,498	5,297	362,618

Shares	(6,531)	(354,149)	(2,567)	(175,491)
repurchased

Net increase	4,943	$279,349	2,730	$187,127

	Year ended 7/31/08		Year ended 7/31/07

Class C	Shares	Amount	Shares	Amount

Shares sold	2,254	$117,623	1,357	$91,484

Shares issued in	627	34,730	98	6,505
connection with
reinvestment of
distributions

	2,881	152,353	1,455	97,989

Shares	(775)	(39,662)	(497)	(33,140)
repurchased

Net increase	2,106	$112,691	958	$64,849

	Year ended 7/31/08		Year ended 7/31/07

Class M	Shares	Amount	Shares	Amount

Shares sold	18,640	$999,607	17,809	$1,223,630

Shares issued in	3,577	198,028	622	41,228
connection with
reinvestment of
distributions

	22,217	1,197,635	18,431	1,264,858

Shares	(28,943)	(1,521,784)	(11,084)	(762,568)
repurchased

Net increase	(6,726)	$(324,149)	7,347	$502,290
(decrease)

	Year ended 7/31/08		Year ended 7/31/07

Class R	Shares	Amount	Shares	Amount

Shares sold	8,233	$452,255	1,739	$119,596

Shares issued in	1,061	58,677	142	9,404
connection with
reinvestment of
distributions

	9,294	510,932	1,881	129,000

Shares	(421)	(21,161)	(30)	(2,047)
repurchased

Net increase	8,873	$489,771	1,851	$126,953

	Year ended 7/31/08		Year ended 7/31/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	215,976	$13,535,828	253,031	$18,843,101

Shares issued in	120,893	7,488,138	59,189	4,301,264
connection with
reinvestment of
distributions

	336,869	21,023,966	312,220	23,144,365

Shares	(405,263)	(27,111,197)	(642,219)	(47,316,819)
repurchased

Net decrease	(68,394)	$(6,087,231)	(329,999)	$(24,172,454)

RetirementReady 2015 Fund

	Year ended 7/31/08		Year ended 7/31/07

Class A	Shares	Amount	Shares	Amount

Shares sold	354,599	$21,639,396	753,679	$51,490,200

Shares issued in	191,210	11,243,126	89,656	5,962,149
connection with
reinvestment of
distributions

	545,809	32,882,522	843,335	57,452,349

Shares	(624,398)	(37,656,001)	(622,017)	(42,641,666)
repurchased

Net increase	(78,589)	$(4,773,479)	221,318	$14,810,683
(decrease)

	Year ended 7/31/08		Year ended 7/31/07

Class B	Shares	Amount	Shares	Amount

Shares sold	5,000	$283,751	7,885	$520,187

Shares issued in	1,701	97,649	655	42,664
connection with
reinvestment of
distributions

	6,701	381,400	8,540	562,851

Shares	(9,713)	(543,967)	(2,519)	(167,969)
repurchased

Net increase	(3,012)	$(162,567)	6,021	$394,882
(decrease)

	Year ended 7/31/08		Year ended 7/31/07

Class C	Shares	Amount	Shares	Amount

Shares sold	4,195	$226,835	375	$25,108

Shares issued in	412	23,708	203	13,289
connection with
reinvestment of
distributions

	4,607	250,543	578	38,397

Shares	(314)	(16,785)	(1,627)	(109,060)
repurchased

Net increase	4,293	$233,758	(1,049)	$(70,663)
(decrease)

	Year ended 7/31/08		Year ended 7/31/07

Class M	Shares	Amount	Shares	Amount

Shares sold	12,404	$669,824	2,520	$165,828

Shares issued in	398	23,001	106	6,926
connection with
reinvestment of
distributions

	12,802	692,825	2,626	172,754

Shares	(5,796)	(308,825)	(2,437)	(163,250)
repurchased

Net increase	7,006	$384,000	189	$9,504

	Year ended 7/31/08		Year ended 7/31/07

Class R	Shares	Amount	Shares	Amount

Shares sold	5,335	$309,331	1,713	$115,132

Shares issued in	345	19,886	11	749
connection with
reinvestment of
distributions

	5,680	329,217	1,724	115,881

Shares	(981)	(65,249)	(98)	(6,701)
repurchased

Net increase	4,699	$263,968	1,626	$109,180

	Year ended 7/31/08		Year ended 7/31/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	174,086	$10,292,096	239,504	$16,341,840

Shares issued in	84,733	4,997,582	54,998	3,667,280
connection with
reinvestment of
distributions

	258,819	15,289,678	294,502	20,009,120

Shares	(420,716)	(26,288,884)	(586,552)	(39,793,743)
repurchased

Net decrease	(161,897)	$(10,999,206)	(292,050)	$(19,784,623)

RetirementReady 2010 Fund

	Year ended 7/31/08		Year ended 7/31/07

Class A	Shares	Amount	Shares	Amount

Shares sold	263,496	$14,689,847	320,011	$19,076,702

Shares issued in	71,611	3,869,139	55,657	3,234,777
connection with
reinvestment of
distributions

	335,107	18,558,986	375,668	22,311,479

Shares	(559,601)	(30,378,350)	(447,867)	(26,575,033)
repurchased

Net decrease	(224,494)	$(11,819,364)	(72,199)	$(4,263,554)

	Year ended 7/31/08		Year ended 7/31/07

Class B	Shares	Amount	Shares	Amount

Shares sold	2,271	$120,628	3,511	$206,477

Shares issued in	481	25,389	332	18,937
connection with
reinvestment of
distributions

	2,752	146,017	3,843	225,414

Shares	(2,276)	(119,552)	(3,426)	(199,682)
repurchased

Net increase	476	$26,465	417	$25,732

	Year ended 7/31/08		Year ended 7/31/07

Class C	Shares	Amount	Shares	Amount

Shares sold	5,672	$284,402	2,023	$116,953

Shares issued in	154	8,128	45	2,535
connection with
reinvestment of
distributions

	5,826	292,530	2,068	119,488

Shares	(1,217)	(62,324)	(1,129)	(66,260)
repurchased

Net increase	4,609	$230,206	939	$53,228

	Year ended 7/31/08		Year ended 7/31/07

Class M	Shares	Amount	Shares	Amount

Shares sold	11,273	$563,317	858	$49,935

Shares issued in	192	10,187	154	8,758
connection with
reinvestment of
distributions

	11,465	573,504	1,012	58,693

Shares	(2,580)	(134,139)	(987)	(57,675)
repurchased

Net increase	8,885	$439,365	25	$1,018

	Year ended 7/31/08		Year ended 7/31/07

Class R	Shares	Amount	Shares	Amount

Shares sold	4,902	$258,538	3,637	$209,326

Shares issued in	448	23,672	98	5,631
connection with
reinvestment of
distributions

	5,350	282,210	3,735	214,957

Shares	(1,103)	(59,755)	(1,403)	(81,082)
repurchased

Net increase	4,247	$222,455	2,332	$133,875

	Year ended 7/31/08		Year ended 7/31/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	129,058	$7,486,670	147,962	$9,238,326

Shares issued in	31,357	1,783,908	36,183	2,204,258
connection with
reinvestment of
distributions

	160,415	9,270,578	184,145	11,442,584

Shares	(231,077)	(13,715,366)	(479,577)	(29,895,229)
repurchased

Net decrease	(70,662)	$(4,444,788)	(295,432)	$(18,452,645)

RetirementReady Maturity Fund

	Year ended 7/31/08		Year ended 7/31/07

Class A	Shares	Amount	Shares	Amount

Shares sold	142,228	$7,759,627	254,298	$14,678,621

Shares issued in	33,095	1,788,939	29,075	1,668,732
connection with
reinvestment of
distributions

	175,323	9,548,566	283,373	16,347,353

Shares	(293,826)	(15,744,502)	(444,444)	(25,617,268)
repurchased

Net decrease	(118,503)	$(6,195,936)	(161,071)	$(9,269,915)

	Year ended 7/31/08		Year ended 7/31/07

Class B	Shares	Amount	Shares	Amount

Shares sold	26	$1,347	1,374	$78,973

Shares issued in	108	5,877	129	7,406
connection with
reinvestment of
distributions

	134	7,224	1,503	86,379

Shares	(3,123)	(175,886)	(135)	(7,767)
repurchased

Net increase	(2,989)	$(168,662)	1,368	$78,612
(decrease)

	Year ended 7/31/08		Year ended 7/31/07

Class C	Shares	Amount	Shares	Amount

Shares sold	—	$—	442	$25,000

Shares issued in	2	86	16	901
connection with
reinvestment of
distributions

	2	86	458	25,901

Shares	—	—	(458)	(26,476)
repurchased

Net increase	2	$86	—*	$(575)
(decrease)

	Year ended 7/31/08		Year ended 7/31/07

Class M	Shares	Amount	Shares	Amount

Shares sold	6,311	$346,096	300	$17,111

Shares issued in	293	15,785	64	3,652
connection with
reinvestment of
distributions

	6,604	361,881	364	20,763

Shares	(4,390)	(228,416)	(1,460)	(85,149)
repurchased

Net increase	2,214	$133,465	(1,096)	$(64,386)
(decrease)

	Year ended 7/31/08		Year ended 7/31/07

Class R	Shares	Amount	Shares	Amount

Shares sold	1,546	$82,533	734	$42,531

Shares issued in	160	8,604	63	3,617
connection with
reinvestment of
distributions

	1,706	91,137	797	46,148

Shares	(67)	(3,508)	(239)	(13,765)
repurchased

Net increase	1,639	$87,629	558	$32,383

	Year ended 7/31/08		Year ended 7/31/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	79,883	$4,336,287	87,305	$5,044,556

Shares issued in	13,557	733,867	9,991	574,622
connection with
reinvestment of
distributions

	93,440	5,070,154	97,296	5,619,178

Shares	(121,591)	(6,673,549)	(172,595)	(9,910,526)
repurchased

Net decrease	(28,151)	$(1,603,395)	(75,299)	$(4,291,348)

* Represents fractional shares.

At July 31, 2008, Putnam LLC and its affiliates owned the following shares of each fund:

		Percentage of	Value at
	Shares owned	shares outstanding	July 31, 2008

RetirementReady
2050 Fund class C	24	3.30%	$1,133

2050 Fund class M	24	3.10%	1,142

2045 Fund class C	2	0.50%	93

2045 Fund class M	17	12.80%	873

2040 Fund class C	24	3.90%	1,176

2040 Fund class M	2	1.00%	93

Maturity Fund class C	21	100.00%	1,071

Maturity Fund class M	21	0.90%	1,080

Note 5:Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% or more of the outstanding voting securities, or a company which is under common ownership or control were as follows:

RetirementReady 2050 Fund

Affiliates	Purchase cost	Sale proceeds	Investment income	Value

Putnam Income Strategies Fund	$—	$—	$—	$—

Putnam Capital Opportunities Fund	1,511,084	2,083,494	10,528	1,271,931

Putnam Equity Income Fund	1,848,646	688,620	14,602	868,806

Putnam Fund for Growth and Income	1,602,354	4,302,173	28,686	855,628

Putnam International Equity Fund	1,890,911	5,339,652	38,311	1,084,323

Putnam International Growth and Income Fund	2,436,742	877,106	25,804	1,082,909

Putnam International New Opportunities Fund	2,256,612	913,934	20,694	1,078,093

Putnam Investors Fund	3,591,167	1,328,477	—	1,683,456

Putnam Mid Cap Value Fund	921,329	344,374	3,236	403,652

Putnam Vista Fund	850,354	364,017	—	400,493

Putnam Voyager Fund	1,910,564	4,105,826	—	1,696,663

Putnam Diversified Income Trust	—	-	—	—

Putnam High Yield Advantage Fund	460,879	214,643	16,057	221,651

Putnam Income Fund	286,788	705,803	19,696	222,014

Putnam Money Market Fund	124,479	174,311	4,788	105,149

Totals	$19,691,909	$21,442,430	$182,402	$10,974,768

Market values are shown for those securities affiliated at period end.

RetirementReady 2045 Fund

Affiliates	Purchase cost	Sale proceeds	Investment income	Value

Putnam Income Strategies Fund	$—	$—	$—	$—

Putnam Capital Opportunities Fund	2,350,885	4,170,075	20,852	2,485,720

Putnam Equity Income Fund	3,678,952	1,382,123	29,050	1,729,650

Putnam Fund for Growth and Income	2,368,442	8,794,827	59,650	1,723,534

Putnam International Equity Fund	2,765,060	10,918,184	78,715	2,196,997

Putnam International Growth and Income Fund	4,897,002	1,778,894	52,626	2,172,280

Putnam International New Opportunities Fund	4,530,073	1,854,593	42,205	2,162,267

Putnam Investors Fund	7,132,771	2,672,352	—	3,342,215

Putnam Mid Cap Value Fund	1,757,644	663,295	6,250	768,355

Putnam Vista Fund	1,619,409	700,172	—	762,219

Putnam Voyager Fund	2,803,891	8,339,264	—	3,368,276

Putnam Diversified Income Trust	407,294	188,761	11,472	196,752

Putnam High Yield Advantage Fund	932,104	435,286	32,531	448,090

Putnam Income Fund	468,131	1,405,064	45,006	516,068

Putnam Money Market Fund	424,384	450,898	13,569	322,800

Totals	$36,136,042	$43,753,788	$391,926	$22,195,223

Market values are shown for those securities affiliated at period end.

RetirementReady 2040 Fund

Affiliates	Purchase cost	Sale proceeds	Investment income	Value

Putnam Income Strategies Fund	$—	$—	$—	$—

Putnam Capital Opportunities Fund	3,044,349	5,096,757	28,164	3,328,687

Putnam Equity Income Fund	5,066,204	1,883,572	39,630	2,396,149

Putnam Fund for Growth and Income	3,085,457	11,290,089	79,692	2,356,897

Putnam International Equity Fund	3,459,542	13,641,240	103,853	2,877,127

Putnam International Growth and Income Fund	6,489,030	2,333,584	70,408	2,892,285

Putnam International New Opportunities Fund	5,997,180	2,433,776	56,449	2,879,145

Putnam Investors Fund	9,910,766	3,701,942	—	4,656,768

Putnam Mid Cap Value Fund	2,419,015	904,921	8,687	1,061,130

Putnam Vista Fund	2,225,601	954,215	—	1,052,673

Putnam Voyager Fund	3,698,306	10,552,536	—	4,692,332

Putnam Diversified Income Trust	1,890,195	870,182	52,511	920,134

Putnam High Yield Advantage Fund	1,519,993	704,072	52,473	736,339

Putnam Income Fund	994,312	3,350,506	98,078	1,102,940

Putnam Money Market Fund	611,007	1,298,586	38,280	785,948

Totals	$50,410,957	$59,015,978	$628,225	$31,738,554

Market values are shown for those securities affiliated at period end.

RetirementReady 2035 Fund

Affiliates	Purchase cost	Sale proceeds	Investment income	Value

Putnam Income Strategies Fund	$—	$—	$—	$—

Putnam Capital Opportunities Fund	4,153,537	6,969,723	41,624	4,850,865

Putnam Equity Income Fund	7,351,792	2,576,237	60,451	3,575,468

Putnam Fund for Growth and Income	4,427,638	16,513,547	120,441	3,501,132

Putnam International Equity Fund	4,685,198	19,376,921	148,080	4,050,697

Putnam International Growth and Income Fund	9,075,111	3,066,004	102,591	4,161,695

Putnam International New Opportunities Fund	8,357,406	3,210,492	82,255	4,142,721

Putnam Investors Fund	14,390,468	5,079,168	—	6,951,914

Putnam Mid Cap Value Fund	3,478,944	1,231,997	13,029	1,568,228

Putnam Vista Fund	3,195,514	1,312,240	—	1,555,726

Putnam Voyager Fund	5,081,688	15,131,657	—	7,005,991

Putnam Diversified Income Trust	4,475,488	1,971,534	131,958	2,253,067

Putnam High Yield Advantage Fund	3,361,442	1,492,536	122,924	1,683,352

Putnam Income Fund	2,059,020	8,128,431	220,503	2,330,531

Putnam Money Market Fund	1,068,276	2,637,060	75,983	1,477,643

Totals	$75,161,522	$88,697,547	$1,119,839	$49,109,030

Market values are shown for those securities affiliated at period end.

RetirementReady 2030 Fund

Affiliates	Purchase cost	Sale proceeds	Investment income	Value

Putnam Income Strategies Fund	$—	$—	$—	$—

Putnam Capital Opportunities Fund	4,717,670	7,771,565	49,774	5,860,724

Putnam Equity Income Fund	9,058,471	2,943,120	78,520	4,601,824

Putnam Fund for Growth and Income	5,309,654	19,375,983	152,792	4,599,052

Putnam International Equity Fund	5,620,333	21,629,593	200,330	5,493,797

Putnam International Growth and Income Fund	11,118,898	3,474,363	130,283	5,294,952

Putnam International New Opportunities Fund	10,166,801	3,607,822	104,317	5,270,655

Putnam Investors Fund	17,682,596	5,789,158	—	8,894,625

Putnam Mid Cap Value Fund	4,176,178	1,375,614	16,092	1,960,714

Putnam Vista Fund	3,835,467	1,484,385	—	1,944,939

Putnam Voyager Fund	5,950,068	17,516,802	—	8,963,699

Putnam Diversified Income Trust	8,463,416	3,500,310	261,445	4,460,413

Putnam High Yield Advantage Fund	5,782,380	2,415,508	221,781	3,033,805

Putnam Income Fund	3,305,753	12,548,285	386,204	4,245,640

Putnam Money Market Fund	1,754,557	4,978,053	136,650	2,577,095

Totals	$96,942,242	$108,410,561	$1,738,188	$67,201,934

Market values are shown for those securities affiliated at period end.

RetirementReady 2025 Fund

Affiliates	Purchase cost	Sale proceeds	Investment income	Value

Putnam Income Strategies Fund	$—	$—	$—	$—

Putnam Capital Opportunities Fund	5,267,689	9,281,858	58,582	6,709,627

Putnam Equity Income Fund	11,147,641	3,868,086	94,089	5,425,560

Putnam Fund for Growth and Income	6,043,796	24,221,011	185,361	5,316,849

Putnam International Equity Fund	5,651,871	26,400,470	206,193	5,520,766

Putnam International Growth and Income Fund	12,322,311	4,143,247	141,557	5,619,713

Putnam International New Opportunities Fund	11,242,340	4,250,869	113,479	5,594,226

Putnam Investors Fund	21,962,475	7,721,639	—	10,558,701

Putnam Mid Cap Value Fund	4,816,005	1,688,709	18,335	2,169,722

Putnam Vista Fund	4,439,948	1,820,900	—	2,152,399

Putnam Voyager Fund	6,714,561	21,799,955	—	10,641,438

Putnam Diversified Income Trust	13,902,450	6,037,846	422,996	7,053,067

Putnam High Yield Advantage Fund	8,195,812	3,585,558	310,092	4,142,042

Putnam Income Fund	5,138,305	19,347,155	655,041	7,211,725

Putnam Money Market Fund	2,918,582	8,386,345	249,494	4,684,383

Totals	$119,763,786	$142,553,648	$2,455,219	$82,800,218

Market values are shown for those securities affiliated at period end.

RetirementReady 2020 Fund

Affiliates	Purchase cost	Sale proceeds	Investment income	Value

Putnam Income Strategies Fund	$6,439,224	$2,922,599	$135,770	$3,171,086

Putnam Capital Opportunities Fund	5,452,499	9,558,170	67,957	7,049,045

Putnam Equity Income Fund	11,816,966	4,368,232	98,314	5,471,085

Putnam Fund for Growth and Income	5,958,625	26,858,265	198,201	5,303,096

Putnam International Equity Fund	3,780,656	21,127,181	151,579	3,684,079

Putnam International Growth and Income Fund	9,502,902	3,395,037	113,620	4,091,279

Putnam International New Opportunities Fund	8,582,093	3,418,605	90,968	4,072,387

Putnam Investors Fund	23,217,434	8,721,605	—	10,594,920

Putnam Mid Cap Value Fund	5,221,776	1,918,675	20,804	2,233,420

Putnam Vista Fund	4,810,269	2,082,073	—	2,215,537

Putnam Voyager Fund	6,460,721	24,387,794	—	10,678,485

Putnam Diversified Income Trust	20,810,490	9,459,091	630,507	10,167,110

Putnam High Yield Advantage Fund	9,465,714	4,321,569	356,269	4,599,172

Putnam Income Fund	7,139,607	33,577,669	1,014,497	10,405,438

Putnam Money Market Fund	4,238,636	11,548,095	395,802	7,496,705

Totals	$132,897,612	$167,664,660	$3,274,288	$91,232,844

Market values are shown for those securities affiliated at period end.

RetirementReady 2015 Fund

Affiliates	Purchase cost	Sale proceeds	Investment income	Value

Putnam Income Strategies Fund	$22,912,980	$8,825,030	$525,915	$12,770,748

Putnam Capital Opportunities Fund	4,339,681	7,174,717	53,790	6,246,264

Putnam Equity Income Fund	7,726,303	2,441,355	67,508	3,959,945

Putnam Fund for Growth and Income	4,476,314	19,192,614	144,427	4,163,125

Putnam International Equity Fund	2,418,874	9,459,277	98,987	2,705,503

Putnam International Growth and Income Fund	2,809,887	859,957	33,121	1,342,060

Putnam International New Opportunities Fund	2,533,086	859,962	26,532	1,335,874

Putnam Investors Fund	15,267,666	4,900,242	—	7,708,309

Putnam Mid Cap Value Fund	2,355,011	749,129	9,318	1,119,051

Putnam Vista Fund	2,179,638	830,985	—	1,110,219

Putnam Voyager Fund	4,450,015	17,373,136	—	7,769,719

Putnam Diversified Income Trust	26,835,994	10,336,558	880,611	14,791,323

Putnam High Yield Advantage Fund	8,390,415	3,264,784	341,231	4,608,792

Putnam Income Fund	7,511,724	39,874,419	1,112,514	11,474,110

Putnam Money Market Fund	5,642,460	18,685,775	583,128	11,011,785

Totals	$119,850,048	$144,827,940	$3,877,082	$92,116,827

Market values are shown for those securities affiliated at period end.

RetirementReady 2010 Fund

Affiliates	Purchase cost	Sale proceeds	Investment income	Value

Putnam Income Strategies Fund	$21,267,178	$10,056,640	$441,011	$10,103,845

Putnam Capital Opportunities Fund	2,320,471	2,406,839	20,965	2,169,143

Putnam Equity Income Fund	2,952,520	1,215,529	23,119	1,277,382

Putnam Fund for Growth and Income	1,367,712	7,289,564	37,991	789,373

Putnam International Equity Fund	939,084	991,913	35,675	861,262

Putnam International Growth and Income Fund	—	—	-	—

Putnam International New Opportunities Fund	—	—	-	—

Putnam Investors Fund	5,243,410	2,188,122	—	2,230,191

Putnam Mid Cap Value Fund	—	—	-	—

Putnam Vista Fund	—	—	-	—

Putnam Voyager Fund	1,986,220	6,799,541	—	2,247,263

Putnam Diversified Income Trust	18,430,541	8,768,785	543,337	8,622,530

Putnam High Yield Advantage Fund	4,436,249	2,108,587	164,104	2,078,473

Putnam Income Fund	4,916,111	28,905,625	538,666	4,397,612

Putnam Money Market Fund	5,487,009	16,763,245	425,283	7,224,817

Totals	$69,346,505	$87,494,390	$2,230,151	$42,001,891

Market values are shown for those securities affiliated at period end.

RetirementReady Maturity Fund

Affiliates	Purchase cost	Sale proceeds	Investment income	Value

Putnam Income Strategies Fund	$16,077,434	$7,495,554	$344,929	$7,716,816

Putnam Capital Opportunities Fund	723,169	1,319,183	6,693	690,939

Putnam Equity Income Fund	3,511,173	1,432,457	28,058	1,522,866

Putnam Fund for Growth and Income	345,928	3,631,336	10,105	—

Putnam International Equity Fund	—	—	-	—

Putnam International Growth and Income Fund	—	—	-	—

Putnam International New Opportunities Fund	—	—	-	—

Putnam Investors Fund	1,736,617	717,599	—	739,155

Putnam Mid Cap Value Fund	—	—	-	—

Putnam Vista Fund	—	—	-	—

Putnam Voyager Fund	804,795	3,342,082	—	745,239

Putnam Diversified Income Trust	8,183,013	3,848,431	248,540	3,850,095

Putnam High Yield Advantage Fund	2,292,670	1,075,404	87,379	1,084,844

Putnam Income Fund	2,217,311	16,167,117	201,017	1,045,122

Putnam Money Market Fund	3,359,031	8,922,908	252,623	4,389,678

Totals	$39,251,141	$47,952,071	$1,179,344	$21,784,754

Market values are shown for those securities affiliated at period end.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof. Each of the funds’ federal tax returns for the prior three fiscal years remain subject to the examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) —an amendment of FASB Statement No. 133 (“SFAS 133”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Federal tax information and brokerage commissions (unaudited)

Federal tax information

Each fund has designated the following percentages of that fund’s distributions from net investment income as qualifying for the dividends received deduction for corporations:

Fund Name	Qualifying %

RetirementReady
2050 Fund	6.91%

2045 Fund	6.98

2040 Fund	8.50

2035 Fund	8.90

2030 Fund	8.87

2025 Fund	8.50

2020 Fund	9.30

2015 Fund	8.62

2010 Fund	7.03

Maturity Fund	9.17

For its tax year ended July 31, 2008, each fund hereby designates the following amounts or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates:

Fund Name	Qualifying %

RetirementReady
2050 Fund	14.12%

2045 Fund	14.48

2040 Fund	17.34

2035 Fund	17.74

2030 Fund	17.99

2025 Fund	16.33

2020 Fund	15.06

2015 Fund	11.78

2010 Fund	8.96

Maturity Fund	9.91

Pursuant to Section 852 of the Internal Revenue Code, as amended, each fund hereby designates the following amounts as long-term capital gain, for its taxable year ended July 31, 2008:

Fund Name	Amount

RetirementReady
2050 Fund	$ 330,499

2045 Fund	1,368,644

2040 Fund	2,539,747

2035 Fund	4,299,880

2030 Fund	5,837,710

2025 Fund	6,766,894

2020 Fund	5,614,196

2015 Fund	3,608,867

2010 Fund	376,447

Maturity Fund	48,786

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. The RetirementReady Funds, however, invest in shares of other Putnam mutual funds, rather than in stocks and bonds. For that reason, the funds do not incur brokerage charges.

About the Trustees

Jameson A. Baxter
Trustee since 1994 and Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum.

Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis
Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government,Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta
Trustee since 2007

Mr. Darretta serves as Director of United Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had respon sibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Offi cer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker
Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*
Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill
Trustee since 1985 and Chairman since 2000

John A. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate

Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Mr. Hill was born and raised in Midland, Texas; received his B.A. in Economics from Southern Methodist University; and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow
Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan
Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler
Trustee since 2006

Mr. Leibler is a Founding Partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officerof the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson
Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III
Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Richard B.Worley
Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments and	Since 2005
Since 1989	Putnam Management. During 2002, Chief
	Operating Officer, Atalanta/Sosnoff	Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Management Corporation	Vice President, Assistant Clerk, Assistant
Senior Vice President and Treasurer		Treasurer and Proxy Manager
Since 2004	Francis J. McNamara, III (Born 1955)	Since 2005
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior
Since 2002	to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Clerk and Assistant Treasurer
Management, LLC	President
One Post Office Square		Wanda M. McManus
Boston, MA 02109	Charles E. Porter	Vice President, Senior Associate Treasurer
	Executive Vice President, Principal	and Assistant Clerk
Marketing Services	Executive Officer, Associate Treasurer
Putnam Retail Management	and Compliance Liaison	Nancy E. Florek
One Post Office Square		Vice President, Assistant Clerk, Assistant
Boston, MA 02109	Jonathan S. Horwitz	Treasurer and Proxy Manager
Senior Vice President and Treasurer
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
PricewaterhouseCoopers LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson A. Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Francis J. McNamara, III
Elizabeth T. Kennan	Vice President and Chief Legal Officer
Kenneth R. Leibler
Robert E. Patterson	Robert R. Leveille
George Putnam, III	Vice President and Chief Compliance Officer
Richard B. Worley
Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam RetirementReady Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

| Not FDIC Insured | May Lose Value | No Bank Guarantee |
|---|---|---|

AN097 252429 9/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

July 31, 2008	$162,647	$--	$40,000	$-

July 31, 2007	$130,587	$-	$28,266	$-

For the fiscal years ended July 31, 2008 and July 31, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $118,239 and $143,482 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

July 31, 2008	$ -	$ 15,000	$ -	$ -

July 31, 2007	$ -	$ 26,129	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam RetirementReady Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: September 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: September 25, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 25, 2008